UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-3967

FIRST INVESTORS INCOME FUNDS
(Exact name of registrant as specified in charter)

40 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: SEPTEMBER 30

DATE OF REPORTING PERIOD: SEPTEMBER 30, 2014

Item 1. Reports to Stockholders

The annual report to stockholders follows

First Investors

2014 ANNUAL REPORT

INCOME FUNDS

- Cash Management
- Limited Duration High Quality Bond
- Government
- Investment Grade
- Strategic Income
- International Opportunities Bond
- Floating Rate
- Fund For Income

EQUITY FUNDS

September 30, 2014

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 40 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about its Trustees.

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

I’m pleased to send you the First Investors Cash Management Fund annual report for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net-asset value basis was 0.0% for Class A shares, Class B shares and Institutional Class shares. The Fund maintained a $1.00 net asset value per share for each class of shares throughout the year.

The U.S. economy, as measured by gross domestic product (“GDP”), grew slightly faster than 2% during the review period, albeit in an unsteady manner, with quarterly growth ranging from –2.1% to 4.6%. This pace of economic growth was sufficient to reduce the unemployment rate from 7.2% to 5.9%, its lowest level since 2008. While a positive development, the employment picture was somewhat tempered by a continued decline in the labor force participation rate and anemic wage growth. Inflation remained subdued, with consumer prices, excluding the volatile food and energy components, increasing only 1.7%, below the Federal Reserve’s (the “Fed’s”) targeted 2% rate. The Fed remained on course to taper its bond buying program, scheduled to conclude in October, and to raise the federal funds rate in the second half of next year.

Interest rates were mixed during the review period. Short- and intermediate-term interest rates moved slightly higher in anticipation of an eventual tightening of monetary policy by the Fed. In particular, two-year and five-year Treasury note yields increased from 0.32% and 1.38% to 0.57% and 1.76%, respectively. In contrast, the benchmark ten-year Treasury note yield ended the review period lower, moving from 2.61% to 2.49%. After touching two-and-a-half year highs at the end of 2013, ten-year yields moved steadily lower for the next three quarters, confounding consensus expectations for higher interest rates in 2014. The move down in long-term yields reflected a number of factors, including slower than expected global economic growth (particularly in Europe), geopolitical events (Ukraine, Gaza, ISIS), which supported “flight-to-safety” flows into the U.S. bond market, and investors’ belief that this Fed tightening cycle would be more benign than in the past.

Yields on money market funds and the instruments that they invest in have remained at record lows, essentially where they have been for the last few years. The Fed has had an extremely accommodative interest rate policy since late 2008 and has indicated a willingness to maintain extraordinarily low short-term interest rates until certain economic conditions improve. While market expectations have varied on when this may occur, the consensus is that the current policy will remain through at least the middle of 2015. Despite the very low returns that money market funds currently offer, they remain an important part of many investment strategies, as evidenced by the approximately $2.5 trillion dollars invested in the category industrywide.

1

Portfolio Manager’s Letter (continued)
CASH MANAGEMENT FUND

On July 23, 2014, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules under the Investment Company Act of 1940 that govern money market funds. There is a transition period extending until October 2016 for the most significant changes, with shorter transition periods for other changes. These changes will impact all SEC-registered money market funds, including the Fund, although they will impact different types of funds in different ways. First Investors Management Company, Inc. (“FIMCO”), the Fund’s investment adviser, is analyzing the impact of these changes and we will communicate to shareholders as the Fund transitions into compliance with the new laws over the next two years.

FIMCO expects the yield to shareholders to be at or near zero for the foreseeable future based on the outlook for money market rates. To avoid a negative yield to its shareholders, FIMCO has absorbed expenses to the Fund and has waived its management fee.

There can be no assurance that the Fund will be able to maintain a stable net-asset value of $1.00 per share. Money market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

2

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, including a sales charge (load) on purchase payments (on Class A shares only) and a contingent deferred sales charge on redemptions (on Class B shares only); and (2) ongoing costs, including advisory fees; distribution and service fees (12b-1); and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, April 1, 2014, and held for the entire six-month period ended September 30, 2014. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid on your account during this period, simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expenses Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares of a Fund, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transaction costs, such as front-end or contingent deferred sales charges (loads or account fees that are charged to certain types of accounts, such as an annual custodial fee of $15 for certain IRA accounts and certain other retirement accounts or an annual custodial fee of $30 for 403(b) custodial accounts (subject to exceptions and certain waivers as described in the Funds’ Statement of Additional Information). Therefore, the hypothetical expenses example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

3

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	0.08%
Actual		$1,000.00	$1,000.00	$0.40
Hypothetical**		$1,000.00	$1,024.67	$0.41
Class B Shares	0.08%
Actual		$1,000.00	$1,000.00	$0.40
Hypothetical**		$1,000.00	$1,024.67	$0.41
Institutional Class Shares	0.08%
Actual		$1,000.00	$1,000.00	$0.40
Hypothetical**		$1,000.00	$1,024.67	$0.41

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

4

Portfolio of Investments
CASH MANAGEMENT FUND
September 30, 2014

Principal		Interest
Amount	Security	Rate	*	Value
	CORPORATE NOTES—39.6%
$ 5,000M	3M Co., 11/3/2014 (a)	0.070%		$ 4,999,679
5,000M	Abbott Laboratories, 11/6/2014 (a)	0.100		4,999,500
5,000M	Apple, Inc., 11/5/2014 (a)	0.090		4,999,562
	Coca-Cola Co.:
2,000M	11/3/2014 (a)	0.120		1,999,780
3,000M	12/8/2014 (a)	0.110		2,999,377
2,000M	Emerson Electric Co., 11/28/2014 (a)	0.100		1,999,678
5,000M	General Electric Capital Corp., 12/29/2014	0.120		4,998,517
2,000M	Honeywell International, Inc., 12/19/2014 (a)	0.110		1,999,517
5,000M	IBM Corp., 12/4/2014 (a)	0.100		4,999,111
5,000M	PepsiCo, Inc., 11/10/2014 (a)	0.080		4,999,555
	Procter & Gamble Co.:
2,500M	12/10/2014 (a)	0.120		2,499,417
2,500M	1/13/2015 (a)	0.140		2,498,989
Total Value of Corporate Notes (cost $43,992,682)				43,992,682
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—39.3%
	Fannie Mae:
4,465M	11/3/2014	0.090		4,464,632
6,000M	11/5/2014	0.070		5,999,592
4,000M	12/1/2014	0.070		3,999,525
3,000M	1/12/2015	0.090		2,999,227
3,410M	2/11/2015	0.060		3,409,244
	Federal Home Loan Bank:
3,547M	10/15/2014	0.075		3,546,896
3,700M	10/22/2014	0.075		3,699,838
2,300M	10/22/2014	0.080		2,299,893
4,450M	10/29/2014	0.080		4,449,723
1,600M	11/5/2014	0.075		1,599,883
1,250M	11/14/2014	0.075		1,249,885
	Freddie Mac:
5,000M	11/24/2014	0.080		4,999,400
1,000M	11/24/2014	0.090		999,865
Total Value of U.S. Government Agency Obligations (cost $43,717,603)				43,717,603

5

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
September 30, 2014

Principal		Interest
Amount	Security	Rate	*	Value
	VARIABLE AND FLOATING RATE NOTES—14.9%
$5,000M	Federal Home Loan Bank, 4/16/2015	0.114%		$ 5,000,434
5,700M	Mississippi Business Finance Corp.
	(Chevron USA, Inc.), 12/1/2030	0.030		5,700,000
5,835M	Valdez, Alaska Marine Terminal Rev.
	(Exxon Pipeline Co., Project B), 12/1/2033	0.030		5,835,000
Total Value of Variable and Floating Rate Notes (cost $16,535,434)				16,535,434
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—4.5%
5,000M	U.S. Treasury Bills, 12/11/2014 (cost $4,999,670)	0.034		4,999,670
Total Value of Investments (cost $109,245,389)**	98.3%			109,245,389
Other Assets, Less Liabilities	1.7			1,841,709
Net Assets	100.0%	$ 111,087,098

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on floating rate notes are adjusted periodically; the rates shownare the rates in effect at September 30, 2014.

**	Aggregate cost for federal income tax purposes is the same.

(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 4).

6

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Corporate Notes	$—	$43,992,682	$—	$43,992,682
U.S. Government Agency
Obligations	—	43,717,603	—	43,717,603
Variable and Floating Rate Notes:
Municipal Bonds	—	11,535,000	—	11,535,000
U.S. Government Agency
Obligations	—	5,000,434	—	5,000,434
Short-Term U.S. Government
Obligations	—	4,999,670	—	4,999,670
Total Investments in Securities	$—	$109,245,389	$—	$109,245,389

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	7

Portfolio Managers’ Letter
LIMITED DURATION HIGH QUALITY BOND FUND

Dear Investor:

This is the annual report for the First Investors Limited Duration High Quality Bond Fund for the fiscal year ended September 30, 20141. During the period, the Fund’s return on a net asset value basis was –0.50% for Class A shares, –0.28% for Advisor Class shares and –0.14% for Institutional Class shares, including dividends of 6.0 cents per share on Class A shares, 6.2 cents per share on Advisor Class shares and 6.6 cents per share on Institutional Class shares.

Economic Overview and Market Summary

The U.S. economy, as measured by gross domestic product (“GDP”), grew slightly faster than 2% during the review period, albeit in an unsteady manner, with quarterly growth ranging from –2.1% to 4.6%. This pace of economic growth was sufficient to reduce the unemployment rate from 7.2% to 5.9%, its lowest level since 2008. While a positive development, the employment picture was somewhat tempered by a continued decline in the labor force participation rate and anemic wage growth. Inflation remained subdued, with consumer prices, excluding the volatile food and energy components, increasing only 1.7%, below the Federal Reserve’s (the “Fed’s”) targeted 2% rate. The Fed remained on course to taper its bond buying program, scheduled to conclude in October, and to raise the federal funds rate in the second half of next year.

Interest rates were mixed during the review period. Short- and intermediate-term interest rates moved slightly higher in anticipation of an eventual tightening of monetary policy by the Fed. In particular, two-year and five-year Treasury note yields increased from 0.32% and 1.38% to 0.57% and 1.76%, respectively. In contrast, the benchmark ten-year Treasury note yield ended the review period lower, moving from 2.61% to 2.49%. After touching two-and-a-half year highs at the end of 2013, ten-year yields moved steadily lower for the next three quarters, confounding consensus expectations for higher interest rates in 2014. The move down in long-term yields reflected a number of factors, including slower than expected global economic growth (particularly in Europe), geopolitical events (Ukraine, Gaza, ISIS), which supported “flight-to-safety” flows into the U.S. bond market, and investors’ belief that this Fed tightening cycle would be more benign than in the past.

Fund Overview and Fiscal Year Performance Attribution

The Fund invests in investment grade fixed income securities. The majority of the Fund’s assets were invested in investment grade corporate bonds, mortgage-backed securities, and U.S. Government securities. The Fund seeks to maintain an average duration of between two and six years.

8

Since the Fund commenced operations on May 19, 2014, it did not have a full fiscal year of performance to compare with its benchmark, the Bank of America Merrill Lynch 1-5 Year Broad Market Index, for the entire review period. The Fund under-performed the Index when compared over the period since the Fund’s commencement of operations. Relative performance was predominantly a function of asset allocation and Treasury yield curve movements. Specifically, the Fund’s overweight in shorter duration corporate bonds negatively impacted performance as the market rewarded longer-dated securities in the period. This was partially offset by the Fund’s overweight in mortgage backed securities, which had the highest returns relative to other fixed income sectors the Fund invests in during the review period.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

1 The Fund’s performance and the performance of its benchmark index are since May 19, 2014, the date the Fund commenced operations.

9

Fund Expenses (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	1.05%
Actual		$1,000.00	$ 994.99	$3.87
Hypothetical**		$1,000.00	$1,014.61	$3.91
Advisor Class Shares	0.75%
Actual		$1,000.00	$ 997.18	$2.77
Hypothetical**		$1,000.00	$1,015.72	$2.80
Institutional Class Shares	0.60%
Actual		$1,000.00	$ 998.60	$2.22
Hypothetical**		$1,000.00	$1,016.27	$2.24

*	Actual expenses reflect only from the commencement of operations to the end of the period cov-
ered (May 19, 2014 through September 30, 2014). Therefore expenses shown are lower than would be expected for a six-month period. Actual expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio multiplied by the average ac-
count value over the period, multiplied by 135/365 (to reflect the inception period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

10

Portfolio of Investments
LIMITED DURATION HIGH QUALITY BOND FUND
September 30, 2014

Principal
Amount	Security	Value
	CORPORATE BONDS—43.1%
	Energy—3.2%
$500M	BP Capital Markets, PLC, 3.875%, 3/10/2015	$ 507,793
250M	CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/2017	250,227
500M	DCP Midstream Operating, LP, 2.5%, 12/1/2017	510,566
		1,268,586
	Financial Services—7.2%
500M	American Express Co., 7%, 3/19/2018	582,593
500M	American International Group, Inc., 8.25%, 8/15/2018	611,248
500M	ERAC USA Finance, LLC, 6.375%, 10/15/2017 (a)	569,201
500M	Ford Motor Credit Co., LLC, 5%, 5/15/2018	546,528
500M	General Electric Capital Corp., 5.625%, 5/1/2018	565,548
		2,875,118
	Financials—12.1%
500M	Bank of America Corp., 5.65%, 5/1/2018	556,604
500M	Barclays Bank, PLC, 6.75%, 5/22/2019	594,880
500M	Citigroup, Inc., 6.125%, 11/21/2017	564,460
500M	Goldman Sachs Group, Inc., 6.15%, 4/1/2018	564,049
500M	JPMorgan Chase & Co., 6%, 1/15/2018	563,014
500M	Morgan Stanley, 5.95%, 12/28/2017	560,423
250M	SunTrust Banks, Inc., 6%, 9/11/2017	280,964
500M	UBS AG, 5.875%, 12/20/2017	563,353
500M	Wachovia Corp., 5.75%, 2/1/2018	564,042
		4,811,789
	Food/Beverage/Tobacco—2.9%
500M	Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/2019	600,630
500M	Diageo Capital, PLC, 5.75%, 10/23/2017	562,129
		1,162,759
	Health Care—3.4%
250M	Laboratory Corp. of America Holdings, 2.2%, 8/23/2017	253,303
500M	Novartis Securities Investments, Ltd., 5.125%, 2/10/2019	562,082
	Quest Diagnostics, Inc.:
250M	6.4%, 7/1/2017	282,529
250M	2.7%, 4/1/2019	251,511
		1,349,425

11

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
September 30, 2014

Principal
Amount	Security	Value
	Manufacturing—3.0%
$250M	CRH America, Inc., 8.125%, 7/15/2018	$ 302,077
500M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	586,095
250M	Tyco Electronics Group SA, 6.55%, 10/1/2017	284,869
		1,173,041
	Media-Broadcasting—1.5%
500M	DirecTV Holdings, LLC, 5.875%, 10/1/2019	573,636
	Media-Diversified—.7%
250M	McGraw-Hill Financial, Inc., 5.9%, 11/15/2017	274,804
	Metals/Mining—2.6%
500M	Newmont Mining Corp., 5.125%, 10/1/2019	543,550
500M	Rio Tinto Finance USA, PLC, 1.625%, 8/21/2017	503,042
		1,046,592
	Real Estate Investment Trusts—1.5%
500M	Boston Properties, LP, 5.875%, 10/15/2019	576,648
	Telecommunications—3.0%
500M	AT&T, Inc., 5.8%, 2/15/2019	573,530
600M	Verizon Communications, Inc., 3.65%, 9/14/2018	632,531
		1,206,061
	Utilities—2.0%
250M	Electricite de France SA, 6.5%, 1/26/2019 (a)	293,388
500M	Public Service Electric & Gas Co., 1.8%, 6/1/2019	493,872
		787,260
Total Value of Corporate Bonds (cost $17,184,351)		17,105,719
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—19.2%
	Fannie Mae—17.4%
1,958M	2.5%, 1/1/2023 – 2/1/2023	2,008,330
2,441M	3%, 5/1/2021 – 5/1/2023	2,542,526
823M	3.5%, 1/1/2021 – 3/1/2022 (b)	866,875
1,403M	4%, 1/1/2021 – 2/1/2024	1,491,088
		6,908,819

12

Principal
Amount	Security	Value
	Freddie Mac—1.8%
$ 669M	3.5%, 12/1/2020	$ 703,379
Total Value of Residential Mortgage-Backed Securities (cost $7,618,093)		7,612,198
	U.S. GOVERNMENT OBLIGATIONS—11.5%
	U.S. Treasury Notes:
1,680M	0.375%, 5/31/2016	1,678,458
1,200M	0.5%, 6/15/2016	1,201,242
1,700M	0.875%, 5/15/2017	1,697,941
Total Value of U.S. Government Obligations (cost $4,579,655)		4,577,641
	ASSET BACKED SECURITIES—8.1%
	Financial Services—4.9%
950M	Ford Credit Auto Owner Trust, 1%, 9/15/2017	953,526
1,000M	Nissan Auto Receivables Owner Trust, 1%, 7/16/2018	1,004,759
		1,958,285
	Financials—3.2%
610M	Chase Issuance Trust, 1.3%, 2/18/2020	602,155
630M	Citibank Credit Card Issuance Trust, 4.55%, 6/20/2017	648,863
		1,251,018
Total Value of Asset Backed Securities (cost $3,212,761)		3,209,303
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—7.5%
	Federal Home Loan Bank:
500M	0.5%, 9/28/2016	498,782
1,425M	0.7%, 9/29/2016	1,424,390
300M	1.04%, 5/19/2017	299,366
750M	0.875%, 5/24/2017	748,506
Total Value of U.S. Government Agency Obligations (cost $2,973,312)		2,971,044
	SUPRANATIONALS—3.3%
	Financials
800M	European Investment Bank, 4.875%, 1/17/2017	872,712
400M	International Finance Corp., 2.125%, 11/17/2017	410,557
Total Value of Supranationals (cost $1,285,206)		1,283,269

13

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
September 30, 2014

Principal
Amount	Security	Value
	VARIABLE AND FLOATING RATE NOTES—1.0%
	Financials
$400M	Bank of America Corp., 1.3031%, 3/22/2018 (cost $406,552) (c)	$ 407,773
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—5.4%
	Federal Home Loan Bank:
650M	0.06%, 12/5/2014	649,930
500M	0.065%, 12/24/2014	499,924
	Freddie Mac:
400M	0.08%, 11/3/2014	399,971
600M	0.062%, 11/21/2014	599,947
Total Value of Short-Term U.S. Government Agency Obligations (cost $2,149,772)		2,149,772
	SHORT-TERM CORPORATE NOTES—1.0%
400M	Chevron Corp., 0.09%, 11/25/2014 (cost $399,945) (d)	399,945
Total Value of Investments (cost $39,809,647)	100.1%	39,716,664
Excess of Liabilities Over Other Assets	(.1)	(31,844)
Net Assets	100.0%	$ 39,684,820

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

(c)	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2014.

(d)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 4).

14

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$17,105,719	$—	$17,105,719
Residential Mortgage-Backed
Securities	—	7,612,198	—	7,612,198
U.S. Government Obligations	—	4,577,641	—	4,577,641
Asset Backed Securities	—	3,209,303	—	3,209,303
U.S. Government Agency
Obligations	—	2,971,044	—	2,971,044
Supranationals	—	1,283,269	—	1,283,269
Variable and Floating
Rate Notes	—	407,773	—	407,773
Short-Term U.S. Government
Agency Obligations	—	2,149,772	—	2,149,772
Short-Term Corporate Notes	—	399,945	—	399,945
Total Investments in Securities*	$—	$39,716,664	$—	$39,716,664

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds, asset backed securities, supranationals and variable and floating rate notes.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended
September 30, 2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	15

Portfolio Managers’ Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Government Fund for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net asset value basis was 1.71% for Class A shares, 0.86% for Class B shares, 1.73% for Advisor Class shares and 2.08% for Institutional Class shares, including dividends of 25.5 cents per share on Class A shares, 17.3 cents per share on Class B shares, 26.7 cents per share on Advisor Class shares and 28.5 cents per share on Institutional Class shares.

Economic Overview and Market Summary

The U.S. economy, as measured by gross domestic product (“GDP”), grew slightly faster than 2% during the review period, albeit in an unsteady manner, with quarterly growth ranging from –2.1% to 4.6%. This pace of economic growth was sufficient to reduce the unemployment rate from 7.2% to 5.9%, its lowest level since 2008. While a positive development, the employment picture was somewhat tempered by a continued decline in the labor force participation rate and anemic wage growth. Inflation remained subdued, with consumer prices, excluding the volatile food and energy components, increasing only 1.7%, below the Federal Reserve’s (the “Fed’s”) targeted 2% rate. The Fed remained on course to taper its bond buying program, scheduled to conclude in October, and to raise the federal funds rate in the second half of next year.

Interest rates were mixed during the review period. Short- and intermediate-term interest rates moved slightly higher in anticipation of an eventual tightening of monetary policy by the Fed. In particular, two-year and five-year Treasury note yields increased from 0.32% and 1.38% to 0.57% and 1.76%, respectively. In contrast, the benchmark ten-year Treasury note yield ended the review period lower, moving from 2.61% to 2.49%. After touching two-and-a-half year highs at the end of 2013, ten-year yields moved steadily lower for the next three quarters, confounding consensus expectations for higher interest rates in 2014. The move down in long-term yields reflected a number of factors, including slower than expected global economic growth (particularly in Europe), geopolitical events (Ukraine, Gaza, ISIS), which supported “flight-to-safety” flows into the U.S. bond market, and investors’ belief that this Fed tightening cycle would be more benign than in the past.

The broad bond market returned 4.1%, according to Bank of America Merrill Lynch. Both interest rate risk and credit risk were rewarded during the review period, with longer maturity and lower rated bonds seeing the highest returns. Specifically, high yield bonds gained 7.2% as default rates remained historically low. Investment grade corporate bonds benefited primarily from lower interest rates and, secondarily, from tighter credit spreads, gaining 7.1%. Mortgage-backed bonds, whose returns tend to reflect intermediate-term interest rates, gained 3.7%. While the broad Treasury market returned only 2.7%, 10+ year Treasuries were up 11.3% due to the decline in long-term interest rates. Money market returns continued to be essentially flat, reflecting the Fed’s continuation of very easy monetary policy.

16

The agency mortgage-backed securities (“MBS”) sector outperformed comparable dated Treasury securities as investor demand for agency MBS far outweighed issuance. The Fed remained a large buyer of agency MBS through its Asset Purchase Program, thus contributing to increased demand. Mortgage lenders remained selective, only preferring to lend to borrowers with pristine credit. This resulted in fewer home owners being able to refinance their mortgages, thus reducing both the negative impact that mortgage refinancing would have had on MBS investors and the supply of MBS.

Within the MBS market, 30-year Ginnie Mae (“GNMA”) mortgages returned 3.7% and 30-year Fannie Mae mortgages returned 4.2%. This outperformance of Fannie Mae mortgages over their GNMA counterparts was due to declining relative issuance. Consequently, investors preferred Fannie Mae securities due to their more favorable supply/demand dynamics. Lower-coupon agency MBS outperformed higher-coupon agency MBS. Investors favored lower-coupon agency MBS because they offered higher yields and were less sensitive to prepayments in the falling interest rate environment.

Fund Overview and Fiscal Year Performance Attribution

The Fund underperformed its benchmark, the Citigroup Government and Mortgage Index, during the period under review. Broadly, the Fund’s shorter effective duration had a negative impact on performance as longer-term interest rates decreased during the fiscal year (interest rates and bond prices are inversely related; when rates decrease, prices rise). In particular, the Fund’s underperformance was mainly driven by an underweight in lower-coupon agency MBS and an overweight in higher-coupon agency MBS, and minimal exposure to Treasury maturities 10 years and longer. Lastly, the Fund’s overweight in GNMA agency MBS also contributed to the Fund’s underperformance.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

17

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	1.07%
Actual		$1,000.00	$1,012.28	$5.40
Hypothetical**		$1,000.00	$1,019.71	$5.42
Class B Shares	1.90%
Actual		$1,000.00	$1,008.29	$9.57
Hypothetical**		$1,000.00	$1,015.54	$9.60
Advisor Class Shares	0.70%
Actual		$1,000.00	$1,013.76	$3.53
Hypothetical**		$1,000.00	$1,021.56	$3.55
Institutional Class Shares	0.65%
Actual		$1,000.00	$1,014.54	$3.28
Hypothetical**		$1,000.00	$1,021.81	$3.29

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total value of investments.

18

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Government Fund (Class A shares) and the Citigroup U.S. Government/Mortgage Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	1.71%	0.86%	1.73%	2.08%
Five Years	2.61%	1.87%	N/A	N/A
Ten Years, Since Inception**	3.65%	3.07%	(0.04%)	0.34%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	(4.16%)	(3.12%)	1.73%	2.08%
Five Years	1.40%	1.51%	N/A	N/A
Ten Years, Since Inception**	3.04%	3.07%	(0.04%)	0.34%
S.E.C. 30-Day Yield***	1.68%	0.98%	2.19%	2.21%

The graph compares a $10,000 investment in the First Investors Government Fund (Class A shares) beginning 9/30/04 with a theoretical investment in the Citigroup U.S. Government/Mortgage Index (the “Index”). The Index is an unmanaged index that is a combination of the Citigroup Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Citigroup Mortgage Index tracks the performance of the mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses

19

Cumulative Performance Information (unaudited) (continued)
GOVERNMENT FUND

associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (4.28%), 1.29% and 2.89%, respectively, and the S.E.C. 30-Day Yield for September 2014 would have been 1.57%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.23%), 1.40% and 2.92%, respectively, and the S.E.C. 30-Day Yield for September 2014 would have been 0.86%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 1.62% and (2.95%), respectively, and the S.E.C. 30-Day Yield for September 2014 would have been 2.07%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 1.96% and 0.19%, respectively, and the S.E.C. 30-Day Yield for September 2014 would have been 2.09%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

*** The S.E.C. 30-Day Yield shown is for September 2014.

20

Portfolio of Investments
GOVERNMENT FUND
September 30, 2014

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—70.7%
	Fannie Mae—37.1%
$ 6,182M	2.5%, 9/1/2023 – 11/1/2023	$ 6,323,016
12,229M	3%, 8/1/2022 – 7/1/2023	12,734,266
29,055M	3.5%, 10/1/2025 – 5/1/2044	30,173,173
49,443M	4%, 2/1/2024 – 10/14/2044 (a)	52,466,188
10,738M	4.5%, 11/1/2040 – 1/1/2042	11,720,381
7,155M	5%, 8/1/2039 – 4/1/2040	7,947,227
3,463M	5.5%, 7/1/2033 – 10/1/2039	3,894,893
		125,259,144
	Freddie Mac—5.3%
746M	3%, 6/1/2021	774,311
8,629M	3.5%, 9/1/2032 – 8/1/2044 (a)	8,861,465
5,565M	4%, 11/1/2040	5,937,773
2,099M	5%, 8/1/2039	2,351,333
		17,924,882
	Government National Mortgage Association I
	Program—28.3%
6,087M	4%, 11/15/2025 – 6/15/2042	6,546,238
20,039M	4.5%, 9/15/2033 – 6/15/2040	21,999,496
23,949M	5%, 6/15/2033 – 4/15/2040	26,710,373
17,196M	5.5%, 3/15/2033 – 10/15/2039	19,377,137
14,877M	6%, 2/15/2032 – 4/15/2040	17,089,968
1,502M	6.5%, 6/15/2034 – 3/15/2038	1,710,494
1,931M	7%, 6/15/2023 – 4/15/2034	2,135,138
		95,568,844
Total Value of Residential Mortgage-Backed Securities (cost $232,445,585)		238,752,870
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—9.6%
	Fannie Mae:
12,800M	0.875%, 8/28/2017	12,719,411
4,300M	1.875%, 9/18/2018	4,345,614
3,025M	2.625%, 9/6/2024	2,982,075
7,000M	Federal Farm Credit Bank, 2.79%, 11/12/2020	7,012,572
5,000M	Freddie Mac, 3.75%, 3/27/2019	5,416,435
Total Value of U.S. Government Agency Obligations (cost $32,515,904)		32,476,107

21

Portfolio of Investments (continued)
GOVERNMENT FUND
September 30, 2014

Principal
Amount	Security	Value
	U.S. GOVERNMENT OBLIGATIONS—5.8%
	U.S. Treasury Notes:
$ 5,550M	1.5%, 5/31/2019	$ 5,492,768
5,400M	2.25%, 7/31/2021	5,419,197
8,720M	2.375%, 8/15/2024	8,619,860
Total Value of U.S. Government Obligations (cost $19,737,928)		19,531,825
	COLLATERALIZED MORTGAGE
	OBLIGATIONS—5.6%
	Fannie Mae—4.4%
7,048M	3%, 2/25/2024	7,243,176
6,998M	4%, 2/25/2025	7,552,155
		14,795,331
	Freddie Mac—1.2%
4,077M	3%, 8/15/2039	4,170,850
Total Value of Collateralized Mortgage Obligations (cost $19,317,822)		18,966,181
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES—5.1%
	Fannie Mae—3.6%
2,911M	2.27%, 1/1/2023	2,825,651
1,300M	2.96%, 11/1/2018	1,348,416
2,947M	3.76%, 4/1/2018	3,138,664
4,500M	3.84%, 5/1/2018	4,809,938
		12,122,669
	Federal Home Loan Mortgage Corporation—1.5%
5,000M	Multi Family Structured Pass Through 2.13%, 1/25/2019	5,041,810
Total Value of Commercial Mortgage-Backed Securities (cost $17,574,636)		17,164,479
	CORPORATE BONDS—1.1%
	Financials
3,932M	Excalibur One 77B, LLC, 1.492%, 1/1/2025 (cost $3,913,601)	3,758,393

22

Principal
Amount	Security		Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—3.0%
$10,000M	Freddie Mac, 0.01%, 11/5/2014 (cost $9,999,903)		$ 9,999,903
Total Value of Investments (cost $335,505,379)		100.9%	340,649,758
Excess of Liabilities Over Other Assets		(.9)	(3,014,314)
Net Assets		100.0%	$ 337,635,444

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

23

Portfolio of Investments (continued)
GOVERNMENT FUND
September 30, 2014

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$238,752,870	$—	$238,752,870
U.S. Government Agency
Obligations	—	32,476,107	—	32,476,107
U.S. Government Obligations	—	19,531,825	—	19,531,825
Collateralized Mortgage
Obligations	—	18,966,181	—	18,966,181
Commercial Mortgage-Backed
Securities	—	17,164,479	—	17,164,479
Corporate Bonds	—	3,758,393	—	3,758,393
Short-Term U.S. Government
Agency Obligations	—	9,999,903	—	9,999,903
Total Investments in Securities	$—	$340,649,758	$—	$340,649,758

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

24	See notes to financial statements

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Investment Grade Fund for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net asset value basis was 5.50% for Class A shares, 4.53% for Class B shares, 5.61% for Advisor Class shares and 5.98% for Institutional Class shares, including dividends of 39.2 cents per share on Class A shares, 32.9 cents on Class B shares, 40.2 cents on Advisor Class shares and 42.8 cents on Institutional Class shares.

Economic Overview and Market Summary

The U.S. economy, as measured by gross domestic product (“GDP”), grew slightly faster than 2% during the review period, albeit in an unsteady manner, with quarterly growth ranging from –2.1% to 4.6%. This pace of economic growth was sufficient to reduce the unemployment rate from 7.2% to 5.9%, its lowest level since 2008. While a positive development, the employment picture was somewhat tempered by a continued decline in the labor force participation rate and anemic wage growth. Inflation remained subdued, with consumer prices, excluding the volatile food and energy components, increasing only 1.7%, below the Federal Reserve’s (the “Fed’s”) targeted 2% rate. The Fed remained on course to taper its bond buying program, scheduled to conclude in October, and to raise the federal funds rate in the second half of next year.

Interest rates were mixed during the review period. Short- and intermediate-term interest rates moved slightly higher in anticipation of an eventual tightening of monetary policy by the Fed. In particular, two-year and five-year Treasury note yields increased from 0.32% and 1.38% to 0.57% and 1.76%, respectively. In contrast, the benchmark ten-year Treasury note yield ended the review period lower, moving from 2.61% to 2.49%. After touching two-and-a-half year highs at the end of 2013, ten-year yields moved steadily lower for the next three quarters, confounding consensus expectations for higher interest rates in 2014. The move down in long-term yields reflected a number of factors, including slower than expected global economic growth (particularly in Europe), geopolitical events (Ukraine, Gaza, ISIS), which supported “flight-to-safety” flows into the U.S. bond market, and investors’ belief that this Fed tightening cycle would be more benign than in the past.

The broad bond market returned 4.1%, according to Bank of America Merrill Lynch. Both interest rate risk and credit risk were rewarded during the review period, with longer maturity and lower rated bonds seeing the highest returns. Specifically, high yield bonds gained 7.2% as default rates remained historically low. Investment grade corporate bonds benefited primarily from lower interest rates and, secondarily, from tighter credit spreads, gaining 7.1%. Mortgage-backed bonds, whose returns tend to reflect intermediate-term interest rates, gained 3.7%. While the broad Treasury market returned only 2.7%, 10+ year Treasuries were up 11.3% due to the decline in long-term interest rates. Money market returns continued to be essentially flat, reflecting the Fed’s continuation of very easy monetary policy.

25

Portfolio Managers’ Letter (continued)
INVESTMENT GRADE FUND

The corporate bond market began the review period on a firm note with corporate spreads tightening amongst a backdrop of rising Treasury yields. Very strong technical factors helped support the market, and a wave of new issue supply met an upsurge in demand for investment grade corporate debt. Even as benchmark Treasury yields reversed course and fell during the first half of 2014, positive technicals continued to help corporate bond spreads narrow. Corporate bond spreads began to widen only towards the end of the review period as volatility increased in the market. Lower beta sectors became safe havens for corporate bond investors as riskier assets traded with greater volatility.

The positive returns of the corporate bond market during the review period were predominantly a result of duration and Treasury curve movement. Of note, corporate bonds with maturities greater than 10 years outperformed shorter maturity debt, reflecting the substantial move lower in long-term bond yields (bond prices and yields have an inverse relationship; when prices rise, yields fall).

Fund Overview and Fiscal Year Performance Attribution

The Fund invests in investment grade fixed income securities. Over the course of the review period, the majority of the Fund’s assets were invested in investment grade corporate bonds. The Fund also had as much as 3% of its assets invested in high yield securities.

The Fund underperformed its benchmark, the Bank of America Merrill Lynch Corporate Index, during the review period. The relative performance was predominantly a function of the Fund’s positioning for expected higher interest rates. Specifically, the Fund was negatively impacted by its underweight in corporate bonds with maturities greater than 10 years, which significantly outperformed shorter-dated corporate bonds. This underweight was partially offset by the Fund’s overweight in BBB-rated corporate bonds, which had the highest returns of any rating tier during the review period.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

26

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14-9/30/14)*
Class A Shares	1.05%
Actual		$1,000.00	$1,021.90	$5.32
Hypothetical**		$1,000.00	$1,019.81	$5.32
Class B Shares	1.90%
Actual		$1,000.00	$1,017.71	$9.61
Hypothetical**		$1,000.00	$1,015.54	$9.60
Advisor Class Shares	0.67%
Actual		$1,000.00	$1,023.42	$3.40
Hypothetical**		$1,000.00	$1,021.71	$3.40
Institutional Class Shares	0.64%
Actual		$1,000.00	$1,024.71	$3.25
Hypothetical**		$1,000.00	$1,021.86	$3.24

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total value of investments.

27

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	5.50%	4.53%	5.61%	5.98%
Five Years	6.11%	5.30%	N/A	N/A
Ten Years, Since Inception**	4.61%	4.00%	1.95%	2.30%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	(0.59%)	0.53%	5.61%	5.98%
Five Years	4.85%	4.97%	N/A	N/A
Ten Years, Since Inception**	3.99%	4.00%	1.95%	2.30%
S.E.C. 30-Day Yield***	1.94%	1.23%	2.42%	2.47%

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 9/30/04 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index includes publicly-issued, fixed rate, non-convertible investment grade dollar-denominated, S.E.C.-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares

28

and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (0.70%), 4.74% and 3.88%, respectively, and the S.E.C. 30-Day Yield for September 2014 would have been 1.84%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 0.42%, 4.87% and 3.89%, respectively, and the S.E.C. 30-Day Yield for September 2014 would have been 1.11%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 5.49% and (0.97%), respectively, and the S.E.C. 30-Day Yield for September 2014 would have been 2.30%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 5.87% and 2.16%, respectively, and the S.E.C. 30-Day Yield for September 2014 would have been 2.35%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class share are for the periods beginning 4/1/13 (commencement of operations for those classes).

*** The S.E.C. 30-day yield shown is for September 2014.

29

Portfolio of Investments
INVESTMENT GRADE FUND
September 30, 2014

Principal
Amount	Security	Value
	CORPORATE BONDS—97.8%
	Agriculture—.6%
$ 2,725M	Cargill, Inc., 6%, 11/27/2017 (a)	$ 3,080,261
	Automotive—1.4%
2,000M	Daimler Finance NA, LLC, 2.95%, 1/11/2017 (a)	2,070,984
5,000M	Johnson Controls, Inc., 5%, 3/30/2020	5,530,605
		7,601,589
	Chemicals—2.7%
5,000M	CF Industries, Inc., 3.45%, 6/1/2023	4,910,540
4,000M	Dow Chemical Co., 4.25%, 11/15/2020	4,273,280
5,000M	LyondellBasell Industries NV, 6%, 11/15/2021	5,838,530
		15,022,350
	Consumer Durables—.5%
2,300M	Newell Rubbermaid, Inc., 4.7%, 8/15/2020	2,468,965
	Energy—11.2%
5,000M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	6,051,885
5,000M	Continental Resources, Inc., 5%, 9/15/2022	5,281,250
4,800M	DCP Midstream, LLC, 9.75%, 3/15/2019 (a)	6,152,208
3,000M	DCP Midstream Operating, LP, 2.5%, 12/1/2017	3,063,396
5,000M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	5,285,280
5,000M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	4,786,055
5,000M	Nabors Industries, Inc., 6.15%, 2/15/2018	5,647,105
4,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	3,907,268
5,000M	Petrobras International Finance Co., 5.375%, 1/27/2021	5,079,100
5,800M	Spectra Energy Capital, LLC, 6.2%, 4/15/2018	6,560,374
4,000M	Valero Energy Corp., 9.375%, 3/15/2019	5,148,640
4,000M	Weatherford International, Inc., 6.35%, 6/15/2017	4,488,204
		61,450,765
	Financial Services—16.8%
1,250M	Aflac, Inc., 8.5%, 5/15/2019	1,583,611
	American Express Co.:
4,000M	7%, 3/19/2018	4,660,748
2,000M	4.05%, 12/3/2042	1,900,162
	American International Group, Inc.:
1,200M	8.25%, 8/15/2018	1,466,994
3,100M	6.4%, 12/15/2020	3,692,953
4,000M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	4,536,116

30

Principal
Amount	Security	Value
	Financial Services (continued)
$ 6,400M	Assured Guaranty US Holding, Inc., 5%, 7/1/2024	$ 6,474,355
4,300M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	4,431,442
1,000M	BlackRock, Inc., 5%, 12/10/2019	1,131,364
4,000M	CoBank ACB, 7.875%, 4/16/2018 (a)	4,739,452
2,400M	Compass Bank, 6.4%, 10/1/2017	2,644,752
	ERAC USA Finance, LLC:
3,750M	4.5%, 8/16/2021 (a)	4,066,965
3,000M	7%, 10/15/2037 (a)	3,975,141
6,200M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	7,757,614
	General Electric Capital Corp.:
9,400M	5.3%, 2/11/2021	10,602,899
6,800M	6.75%, 3/15/2032	8,990,566
2,700M	Harley-Davidson Financial Services, Inc., 2.4%, 9/15/2019 (a)	2,702,130
	Harley-Davidson Funding Corp.:
2,000M	5.75%, 12/15/2014 (a)	2,021,296
1,800M	6.8%, 6/15/2018 (a)	2,103,523
4,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	4,313,200
4,550M	Protective Life Corp., 7.375%, 10/15/2019	5,570,051
2,000M	Prudential Financial, Inc., 7.375%, 6/15/2019	2,438,216
		91,803,550
	Financials—19.5%
	Bank of America Corp.:
3,250M	5.65%, 5/1/2018	3,617,926
5,925M	5%, 5/13/2021	6,515,811
4,625M	5.875%, 2/7/2042	5,562,182
	Barclays Bank, PLC:
2,000M	5.125%, 1/8/2020	2,246,792
3,800M	3.75%, 5/15/2024	3,783,850
	Citigroup, Inc.:
4,200M	6.125%, 11/21/2017	4,741,464
2,000M	4.5%, 1/14/2022	2,147,712
3,000M	Deutsche Bank AG London, 3.7%, 5/30/2024	2,979,951
	Goldman Sachs Group, Inc.:
2,000M	5.375%, 3/15/2020	2,228,330
5,900M	5.75%, 1/24/2022	6,715,427
3,000M	3.625%, 1/22/2023	2,983,332
5,250M	6.125%, 2/15/2033	6,301,533
	JPMorgan Chase & Co.:
9,200M	6%, 1/15/2018	10,359,458
4,000M	4.5%, 1/24/2022	4,292,404

31

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2014

Principal
Amount	Security	Value
	Financials (continued)
	Morgan Stanley:
$4,050M	5.95%, 12/28/2017	$ 4,539,426
5,500M	6.625%, 4/1/2018	6,303,715
6,000M	5.5%, 7/28/2021	6,767,556
4,000M	SunTrust Banks, Inc., 6%, 9/11/2017	4,495,424
4,000M	UBS AG, 4.875%, 8/4/2020	4,458,492
4,000M	U.S. Bancorp., 3.6%, 9/11/2024	3,961,080
	Wells Fargo & Co.:
2,900M	4.6%, 4/1/2021	3,180,424
8,600M	3.45%, 2/13/2023	8,459,820
		106,642,109
	Food/Beverage/Tobacco—8.2%
4,000M	Altria Group, Inc., 9.7%, 11/10/2018	5,157,352
5,000M	Anheuser-Busch InBev SA/NV, 4.625%, 2/1/2044	5,085,235
	Anheuser-Busch InBev Worldwide, Inc.:
1,000M	6.875%, 11/15/2019	1,201,260
4,000M	5.375%, 1/15/2020	4,518,000
5,225M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	6,501,833
4,200M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	4,889,434
4,165M	Ingredion, Inc., 4.625%, 11/1/2020	4,467,446
4,000M	Philip Morris International, Inc., 5.65%, 5/16/2018	4,527,544
	SABMiller Holdings, Inc.:
4,000M	3.75%, 1/15/2022 (a)	4,083,588
4,000M	4.95%, 1/15/2042 (a)	4,178,348
		44,610,040
	Forest Products/Container—1.0%
5,000M	Rock-Tenn Co., 4.9%, 3/1/2022	5,367,960
	Health Care—4.6%
4,000M	Biogen IDEC, Inc., 6.875%, 3/1/2018	4,645,756
	Express Scripts Holding Co.:
4,050M	4.75%, 11/15/2021	4,429,639
1,800M	3.5%, 6/15/2024	1,766,079
4,000M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	4,052,384
4,000M	Mylan, Inc., 3.125%, 1/15/2023 (a)	3,828,000
4,000M	Novartis Capital Corp., 4.4%, 5/6/2044	4,176,948
1,400M	Novartis Securities Investments, Ltd., 5.125%, 2/10/2019	1,573,828
580M	Roche Holdings, Inc., 6%, 3/1/2019 (a)	672,826
		25,145,460

32

Principal
Amount	Security	Value
	Information Technology—1.5%
$4,000M	Harris Corp., 4.4%, 12/15/2020	$ 4,259,408
4,000M	Symantec Corp., 3.95%, 6/15/2022	4,054,720
		8,314,128
	Manufacturing—2.9%
5,000M	CRH America, Inc., 8.125%, 7/15/2018	6,041,550
4,000M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	4,688,760
4,550M	Tyco Electronics Group SA, 6.55%, 10/1/2017	5,184,611
		15,914,921
	Media-Broadcasting—4.2%
1,800M	ABC, Inc., 8.75%, 8/15/2021	2,403,112
3,950M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	5,029,879
2,000M	CBS Corp., 3.375%, 3/1/2022	2,005,988
4,000M	Comcast Corp., 4.25%, 1/15/2033	4,061,400
3,000M	DirecTV Holdings, LLC, 3.8%, 3/15/2022	3,054,033
2,000M	Sirius XM Radio, Inc., 5.25%, 8/15/2022 (a)	2,095,000
4,000M	Time Warner Cable, Inc., 5%, 2/1/2020	4,450,228
		23,099,640
	Media-Diversified—1.1%
	McGraw-Hill Financial, Inc.:
3,350M	5.9%, 11/15/2017	3,682,374
2,300M	6.55%, 11/15/2037	2,398,224
		6,080,598
	Metals/Mining—5.2%
5,000M	Alcoa, Inc., 6.15%, 8/15/2020	5,517,635
4,000M	ArcelorMittal, 6.125%, 6/1/2018	4,250,000
4,000M	Glencore Finance Canada, Ltd., 4.95%, 11/15/2021 (a)	4,263,060
4,200M	Newmont Mining Corp., 5.125%, 10/1/2019	4,565,824
5,000M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	5,194,870
4,000M	Vale Overseas, Ltd., 5.625%, 9/15/2019	4,486,692
		28,278,081

33

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2014

Principal
Amount	Security	Value
	Real Estate Investment Trusts—4.7%
$4,000M	Boston Properties, LP, 5.875%, 10/15/2019	$ 4,613,188
4,000M	Digital Realty Trust, LP, 5.25%, 3/15/2021	4,347,348
4,000M	HCP, Inc., 5.375%, 2/1/2021	4,469,384
	ProLogis, LP:
3,000M	4.5%, 8/15/2017	3,215,571
2,000M	3.35%, 2/1/2021	1,998,586
2,700M	Simon Property Group, LP, 3.375%, 10/1/2024	2,675,519
4,000M	Ventas Realty, LP, 4.75%, 6/1/2021	4,360,960
		25,680,556
	Retail-General Merchandise—2.3%
6,000M	GAP, Inc., 5.95%, 4/12/2021	6,832,926
2,000M	Home Depot, Inc., 5.875%, 12/16/2036	2,470,844
3,600M	Lowe’s Cos., Inc., 4.25%, 9/15/2044	3,522,719
		12,826,489
	Telecommunications—1.3%
2,000M	AT&T, Inc., 6.5%, 9/1/2037	2,437,798
4,000M	Verizon Communications, Inc., 5.15%, 9/15/2023	4,432,688
		6,870,486
	Transportation—3.1%
4,000M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	4,408,164
4,000M	Con-way, Inc., 7.25%, 1/15/2018	4,606,308
4,125M	GATX Corp., 4.75%, 6/15/2022	4,466,496
3,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	3,229,167
		16,710,135
	Utilities—5.0%
3,000M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	3,390,573
1,900M	Electricite de France SA, 6.5%, 1/26/2019 (a)	2,229,747
4,000M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	4,440,044
	Great River Energy Co.:
291M	5.829%, 7/1/2017 (a)	313,959
3,424M	4.478%, 7/1/2030 (a)	3,627,762
4,200M	National Fuel Gas Co., 8.75%, 5/1/2019	5,223,809

34

Principal
Amount	Security		Value
	Utilities (continued)
$ 900M	Northern States Power Co., 4.125%, 5/15/2044		$ 908,571
3,000M	Ohio Power Co., 5.375%, 10/1/2021		3,480,840
2,881M	Sempra Energy, 9.8%, 2/15/2019		3,757,853
			27,373,158
Total Value of Corporate Bonds (cost $509,430,726)		97.8%	534,341,241
Other Assets, Less Liabilities		2.2	12,094,871
Net Assets		100.0%	$ 546,436,112

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

35

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2014

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$534,341,241	$—	$534,341,241

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

36	See notes to financial statements

Portfolio Manager’s Letter
STRATEGIC INCOME FUND

Dear Investor:

This is the annual report for the First Investors Strategic Income Fund for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net asset value basis was 4.55% for Class A shares and 4.82% for Advisor Class shares, including dividends of 27.9 cents per share on Class A shares and 31.5 cents per share on Advisor Class shares. The Fund declared capital gains distributions of 0.4 cents per share on each class of shares.

Economic Overview and Market Summary

The U.S. economy, as measured by gross domestic product (“GDP”), grew slightly faster than 2% during the review period, albeit in an unsteady manner, with quarterly growth ranging from –2.1% to 4.6%. This pace of economic growth was sufficient to reduce the unemployment rate from 7.2% to 5.9%, its lowest level since 2008. While a positive development, the employment picture was somewhat tempered by a continued decline in the labor force participation rate and anemic wage growth. Inflation remained subdued, with consumer prices, excluding the volatile food and energy components, increasing only 1.7%, below the Federal Reserve’s (the “Fed’s”) targeted 2% rate. The Fed remained on course to taper its bond buying program, scheduled to conclude in October, and to raise the federal funds rate in the second half of next year.

Interest rates were mixed during the review period. Short- and intermediate-term interest rates moved slightly higher in anticipation of an eventual tightening of monetary policy by the Fed. In particular, two-year and five-year Treasury note yields increased from 0.32% and 1.38% to 0.57% and 1.76%, respectively. In contrast, the benchmark ten-year Treasury note yield ended the review period lower, moving from 2.61% to 2.49%. After touching two-and-a-half year highs at the end of 2013, ten-year yields moved steadily lower for the next three quarters, confounding consensus expectations for higher interest rates in 2014. The move down in long-term yields reflected a number of factors, including slower than expected global economic growth (particularly in Europe), geopolitical events (Ukraine, Gaza, ISIS), which supported “flight-to-safety” flows into the U.S. bond market, and investors’ belief that this Fed tightening cycle would be more benign than in the past.

The broad bond market returned 4.1%, according to Bank of America Merrill Lynch. Both interest rate risk and credit risk were rewarded during the review period, with longer maturity and lower rated bonds seeing the highest returns. Specifically, high yield bonds gained 7.2% as default rates remained historically low. Investment grade corporate bonds benefited primarily from lower interest rates and, secondarily, from tighter credit spreads, gaining 7.1%. Mortgage-backed bonds, whose returns tend to reflect intermediate-term interest rates, gained 3.7%. While the broad Treasury market returned only 2.7%, 10+ year Treasuries were up 11.3% due to the decline in long-term interest rates.

The Standard & Poor’s 500 Index returned 19.7%, with dividends reinvested in the Index. Lastly, money market returns continued to be essentially flat, reflecting the Fed’s continuation of very easy monetary policy.

37

Portfolio Manager’s Letter (continued)
STRATEGIC INCOME FUND

Fund Overview and Fiscal Year Performance Attribution

The Fund can invest through institutional class shares in a number of First Investors Funds (Underlying Funds). The average allocations to Underlying Funds as a percentage of the Fund’s net assets, the total returns for the review period and the allocations as a percentage of net assets as of the end of the period are displayed in the table below:

	Average Allocations,		Allocations,
	Review Period	Total Return	9/30/14
Equity Income Fund	9.0%	14.88%	5.3%
Floating Rate Fund	3.7%	1.36%*	4.9%
Fund For Income	39.8%	5.59%	39.3%
Government Fund	9.3%	2.08%	9.8%
International Opportunities
Bond Fund	12.6%	3.19%	15.1%
Investment Grade Fund	20.9%	5.98%	20.0%
Limited Duration High
Quality Bond Fund	1.8%	–0.14%**	4.9%
Cash	2.9%	0.00%	0.7%

For the review period, the Fund returned 4.55%, outperforming its benchmark, the Bank of America Merrill Lynch U.S. Broad Market Index, which returned 4.12%. The Fund benefited from its allocation to the Equity Income Fund, given the strong performance of the stock market during the review period, and its exposure to credit risk through allocations to the Fund For Income and Investment Grade Fund. Allocations to the Floating Rate Fund and Limited Duration High Quality Bond Fund dampened performance as short duration investments underperformed longer duration debt.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

*	Total return since Fund’s commencement of operations on October 21, 2013.
**	Total return since Fund’s commencement of operations on May 19, 2014.

38

Fund Expenses (unaudited)
STRATEGIC INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/3/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	0.57%
Actual*		$1,000.00	$1,006.28	$2.87
Hypothetical**		$1,000.00	$1,022.21	$2.89
Advisor Class Shares	0.20%
Actual*		$1,000.00	$1,008.07	$1.01
Hypothetical**		$1,000.00	$1,024.07	$1.01

*	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the inception period). Expenses paid during the period are net of expenses waived and/or assumed or repaid to advisor.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total value of investments.

39

Cumulative Performance Information (unaudited)
STRATEGIC INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Strategic Income Bond Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Broad Market Index.

	Average Annual Total Returns*
		Advisor
N.A.V. Only	Class A	Class
One Year	4.55%	4.82%
Since Inception**	2.41%	2.65%
		Advisor
S.E.C. Standardized	Class A	Class
One Year	(1.50%)	4.82%
Since Inception**	(1.57%)	2.65%

The graph compares a $10,000 investment in the First Investors Strategic Income Fund (Class A shares) beginning 4/3/13 (commencement of operations) with a theoretical investment in the BofA Merrill Lynch U.S. Broad Market Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class

40

A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (2.51%). The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 1.63%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

**The Since Inception returns for Class A shares and Advisor Class shares are for the period beginning 4/3/13 (commencement of operations).

41

Portfolio of Investments
STRATEGIC INCOME
September 30, 2014

Shares	Security	Value
	MUTUAL FUNDS—99.8%
	First Investors Equity Funds—5.3%
537,395	Equity Income Fund – Institutional Class Shares	$ 5,390,072
	First Investors Income Funds—94.5%
511,753	Floating Rate Fund – Institutional Class Shares	5,045,886
15,394,099	Fund For Income – Institutional Class Shares	40,024,658
930,033	Government Fund – Institutional Class Shares	10,137,360
1,554,759	International Opportunities Bond Fund – Institutional Class Shares	15,361,015
2,069,648	Investment Grade Fund – Institutional Class Shares	20,572,305
512,318	Limited Duration High Quality Bond Fund – Institutional Class Shares	5,082,198
		96,223,422
Total Value of Mutual Funds (cost $102,879,139)	99.8%	101,613,494
Other Assets, Less Liabilities	.2	249,237
Net Assets	100.0%	$ 101,862,731

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

42

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Mutual Funds
First Investors Income Funds	$96,223,422	$—	$—	$96,223,422
First Investors Equity Funds	5,390,072	—	—	5,390,072
Total Investments in Securities	$101,613,494	$—	$—	$101,613,494

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	43

Portfolio Managers’ Letter
INTERNATIONAL OPPORTUNITIES BOND FUND

Dear Investor:

This is the annual report for the First Investors International Opportunities Bond Fund for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net asset value basis was 2.84% for Class A shares, 2.81% for Advisor Class shares and 3.19% for Institutional Class shares, including dividends of 26.8 cents per share on Class A shares, 27.5 cents per share on Advisor Class shares and 28.3 cents per share on Institutional Class shares.

The Fund invests in sovereign bonds and currencies of countries in its benchmark, the Citigroup World Government Bond ex-U.S. Index, as well as some non-Index countries, including those of emerging markets. Corporate bonds of countries in the Index may be purchased opportunistically as well. The Fund’s outperformance relative to the benchmark during the prior 12-month period ended September 30, 2014 can be fully attributed to 1) avoiding the Japanese yen and 2) maintaining a small, heavily underweight exposure to the euro, which together constitute almost 80% of the Index’s currency exposure. Strong absolute performance in the portfolio was the result of significant contribution from excess return and the impact of bond yields falling globally (bond yields and prices have an inverse relationship; when yields fall, prices rise). Bond yields fell due to significant disinflationary forces emanating from Europe and Asia, especially in the second and third quarters of 2014. These factors offered more than enough positive absolute performance to offset the impact of a strong dollar, which drove negative absolute returns in the Index.

The yen recovered from a volatile 2013 to exhibit relative stability throughout much of 2014. Despite the relative calm, however, Japanese economic data soured late in the review period as a result of an increase in the country’s value-added tax (VAT). Japan increased the VAT as part of a long-term plan to reduce the country’s substantial sovereign debt load. Investors priced in a high probability of fresh stimulus from the Bank of Japan to counter the economic slump resulting from the VAT increase. Additional stimulus would translate into a greater supply of yen available, which tends to hurt the value of a currency. Indeed, the yen fell more than 10% against the dollar during the prior 12 months through September 30, 2014.

The euro performed well until May, supported by strong portfolio flows from outside the euro zone, especially from Asia. The single currency then began to suffer upon precipitously falling inflation expectations and weak economic data — much the result of an overly expensive currency and passive tightening in the European Central Bank’s (“ECB”) balance sheet from banks repaying Longer-Term Refinancing Operations loans. Although realized inflation increased by less than 1% on an annualized basis during the entire 12-month review period, ECB President Mario

44

Draghi was slow to action, waiting until June to announce negative interest rates and until September to announce an unsterilized purchase program of asset-backed securities (ABS). By September, economic activity reached contractionary levels across the euro zone and inflation “break-evens” — market-based expectations of future inflation — fell to levels that historically were met with quantitative easing of more significant size than the ABS purchase program announced in September. Any modest gains the euro made through mid-2014 were wiped out in the third quarter of 2014. For the 12-month period ended September 30, 2014, the euro fell almost 7% against the U.S. dollar.

Other notable performance impacts on the Fund included two long exposures to emerging markets currencies, the Indian rupee and Chilean peso. Most emerging markets currencies outside of Europe rallied for much of 2014 after being hurt badly in the “taper tantrum” of 2013, when Federal Reserve (“Fed”) Chairman Ben Bernanke warned of the end of the most recent quantitative easing program. Low market volatility and falling high-quality long-term bond yields in 2014 supported investor demand for high-yielding emerging markets bonds and currencies, despite a backdrop of falling growth in emerging markets. The Indian rupee outperformed the Index’s currency return on account of the positive macro-financial backdrop as well as increasing confidence in the country’s central bank after Rajan Raghuram, previously chief economist at the International Monetary Fund, targeted inflation as his paramount concern at the Reserve Bank of India. Exposure to the Chilean peso offset positive relative performance elsewhere, as the demand fell for copper — the country’s most significant export — copper investment projects floundered, and the central bank cut interest rates to stimulate the economy. Outside of currency impacts, the Fund’s bond positioning produced a neutral impact on relative performance during the period under review.

Market Commentary and Outlook

The dollar made one of its strongest moves in 40 years in the third quarter of 2014 on better U.S. economic momentum, which has pushed the Fed closer to a tightening cycle. We continue to anticipate that the U.S. will lead better-than-expected growth across developed markets. During the period under review, however, the rest of the world struggled to recapture the old high-growth model and remains stuck in neutral in terms of reflation. The disparity of country growth rates poses many types of challenges. Europe and Japan would like a lower currency to jump-start inflation while many of the emerging countries are witnessing too much inflation because of the feedback cycle related to currency depreciation. Absent further policy paralysis, we believe the European and Japanese economies should firm up moving into 2015. Despite better developed market growth, we expect long-term safe-haven rates will remain capped as a result of the still formidable debt overhang, a benign global

45

Portfolio Managers’ Letter (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND

inflation environment, institutional equity de-risking, a low terminal level expected for policy rates, weak credit growth, and entrenched concerns of global economic fragility. With a “whiff” of deflation in the air, we believe bond positions in the smaller countries should prove valuable once investors come to the view that global growth is bottoming and the move to stabilization/growth has a chance of enduring. Therefore, we continue to believe that emerging markets sovereigns and currencies offer attractive sources of yield despite a challenging end to the period in September 2014.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

46

Fund Expenses (unaudited)
INTERNATIONAL OPPORTUNITIES BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	1.30%
Actual		$1,000.00	$1,001.39	$6.52
Hypothetical**		$1,000.00	$1,018.55	$6.58
Advisor Class Shares	1.03%
Actual		$1,000.00	$1,002.81	$5.17
Hypothetical**		$1,000.00	$1,019.91	$5.22
Institutional Class Shares	0.91%
Actual		$1,000.00	$1,003.22	$4.57
Hypothetical**		$1,000.00	$1,020.51	$4.61

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total value of investments.

47

Cumulative Performance Information (unaudited)
INTERNATIONAL OPPORTUNITIES BOND FUND

Comparison of change in value of $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) and the Citigroup World Government Bond ex-U.S. Index (Unhedged).

		Average Annual Total Returns*
		Advisor	Institutional
N.A.V. Only	Class A	Class	Class
One Year	2.84%	2.81%	3.19%
Since Inception**	2.10%	0.33%	0.57%
		Advisor	Institutional
S.E.C. Standardized	Class A	Class	Class
One Year	(3.07%)	2.81%	3.19%
Since Inception**	(0.71%)	0.33%	0.57%
S.E.C. 30-Day Yield***	1.71%	2.30%	2.41%

The graph compares a $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) beginning 8/20/12 (commencement of operations) with a theoretical investment in the Citigroup World Government Bond ex-U.S. Index (Unhedged) (the “Index”). The Index encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

48

*Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been (3.18%) and (4.92%), respectively, and the S.E.C. 30-Day Yield for September 2014 would have been 1.60%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (2.47%). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

**The Since Inception returns for Class A shares are for the period beginning 8/17/12 (commencement of operations). The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

*** The S.E.C. 30-Day Yield shown is for September 2014.

49

Portfolio of Investments
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2014

Principal
Amount	Security	Value
	SOVEREIGN BONDS—62.3%
	Mexico—14.0%
	United Mexican States:
673M MXN	8.5%, 5/31/2029	$ 5,917,923
568M MXN	8.5%, 11/18/2038	5,016,206
882M MXN	7.75%, 11/13/2042	7,214,123
		18,148,252
	United Kingdom—9.7%
7,695M GBP	United Kingdom Gilt, 2.75%, 1/22/2015	12,565,298
	Italy—9.6%
7,910M EUR	Italy Buoni Poliennali Del Tesoro, 5%, 8/1/2039	12,484,252
	Portugal—5.8%
	Obrigacoes Do Tesouro:
2,780M EUR	4.95%, 10/25/2023	4,043,451
2,750M EUR	4.1%, 4/15/2037	3,522,950
		7,566,401
	South Korea—4.4%
	Republic of Korea:
4,319,500M KRW	5.75%, 9/10/2018	4,596,828
1,170,500M KRW	3.375%, 9/10/2023	1,156,719
		5,753,547
	Brazil—3.8%
	Nota Do Tesouro Nacional:
1M BRL	9.71%, 1/1/2021	190,415
13M BRL	9.71%, 1/1/2023	4,797,705
		4,988,120
	New Zealand—3.7%
	New Zealand Government Bonds:
2,390M NZD	5%, 3/15/2019	1,940,931
3,270M NZD	5.5%, 4/15/2023	2,796,959
		4,737,890

50

Principal
Amount	Security	Value
	Malaysia—3.5%
	Federation of Malaysia:
2,950M MYR	4.048%, 9/30/2021	$ 912,400
12,310M MYR	3.48%, 3/15/2023	3,648,361
		4,560,761
	South Africa—3.3%
	Republic of South Africa:
16,065M ZAR	6.75%, 3/31/2021	1,341,103
45,000M ZAR	6.5%, 2/28/2041	2,999,973
		4,341,076
	Poland—2.5%
10,100M PLN	Republic of Poland, 4%, 10/25/2023	3,300,231
	Hungary—2.0%
	Hungary Government Bond:
535,000M HUF	5.5%, 2/12/2016	2,290,622
69,000M HUF	7.5%, 11/12/2020	334,425
		2,625,047
Total Value of Sovereign bonds (cost $83,375,610)		81,070,875
	U.S. GOVERNMENT OBLIGATIONS—22.0%
	United States
	U.S. Treasury Notes:
14,365M USD	0.06%, 1/31/2016 (a)	14,368,103
14,245M USD	0.085%, 7/31/2016 (a)	14,253,333
Total Value of U.S. Government Obligations (cost $28,613,730)		28,621,436
	GOVERNMENT REGIONAL AGENCY—8.2%
	Australia—7.4%
3,825M AUD	New South Wales Treasury Corp., 5%, 8/20/2024	3,663,049
	Queensland Treasury Corp.:
4,005M AUD	6.25%, 2/21/2020	3,996,957
1,940M AUD	6%, 7/21/2022	1,955,599
		9,615,605

51

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2014

Principal
Amount	Security	Value
	South Korea—.8%
1,010M USD	Export-Import Bank of Korea, 0.8581%, 8/14/2017 (a)(b)	$ 1,010,011
Total Value of Government Regional Agency (cost $11,039,238)		10,625,616
	CORPORATE BONDS—1.2%
	Australia—.9%
1,160M USD	Macquarie Group, Ltd., 1.2371%, 1/31/2017 (a)(b)	1,173,766
	New Zealand—.3%
470M USD	ANZ New Zealand International, Ltd. of London,
	0.7551%, 4/27/2017 (a)(b)	471,252
Total Value of Corporate Bonds (cost $1,630,000)		1,645,018
	GOVERNMENT SOVEREIGN AGENCY—1.0%
	Sweden
	Swedish Export Credit:
420M USD	0.4146%, 6/12/2017 (a)	420,871
875M USD	0.6081%, 11/9/2017 (a)	883,881
Total Value of Government Sovereign Agency (cost $1,303,089)		1,304,752
	SUPRANATIONALS—.8%
	Luxembourg
1,015M USD	European Investment Bank, 1.125%, 9/15/2017
	(cost $1,012,329)	1,014,240

52

Principal
Amount	Security		Value
	GOVERNMENT GUARANTEED
	PROGRAM—.8%
	Germany
1,000M USD	Erste Abwicklungsanstalt, 0.4331%, 6/7/2016
	(cost $1,000,891) (a)(c)		$ 1,002,848
Total Value of Investments (cost $127,974,887)		96.3%	125,284,785
Other Assets, Less Liabilities		3.7	4,778,331
Net Assets		100.0%	$ 130,063,116

(a)	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2014.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(c)	Security exempt from registration under Regulation S of the Securities Act of 1933 (see Note 4).

Summary of Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
USD	United States Dollar
ZAR	South African Rand

53

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2014

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Sovereign Bonds
Mexico	$—	$18,148,252	$—	$18,148,252
United Kingdom	—	12,565,298	—	12,565,298
Italy	—	12,484,252	—	12,484,252
Portugal	—	7,566,401	—	7,566,401
South Korea	—	5,753,547	—	5,753,547
Brazil	—	4,988,120	—	4,988,120
New Zealand	—	4,737,890	—	4,737,890
Malaysia	—	4,560,761	—	4,560,761
South Africa	—	4,341,076	—	4,341,076
Poland	—	3,300,231	—	3,300,231
Hungary	—	2,625,047	—	2,625,047
U.S. Government Obligations
United States	—	28,621,436	—	28,621,436
Government Regional Agency
Australia	—	9,615,605	—	9,615,605
South Korea	—	1,010,011	—	1,010,011
Corporate Notes
Australia	—	1,173,766	—	1,173,766
New Zealand	—	471,252	—	471,252

54

	Level 1	Level 2	Level 3	Total
Government Sovereign Agency
Sweden	$—	$1,304,752	$—	$1,304,752
Supranational
Luxembourg	—	1,014,240	—	1,014,240
Government Guaranteed Program
Germany	—	1,002,848	—	1,002,848
Total Investments in Securities	$—	$125,284,785	$—	$125,284,785
Other Financial Instruments*	$—	$181,397	$—	$181,397

*	Other financial instruments are foreign exchange contracts and are considered derivative instruments, which are valued at the net unrealized appreciation on the instrument.

During the year ended September 30, 2014, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	55

Portfolio Managers’ Letter
FLOATING RATE FUND

Dear Investor:

This is the annual report for the First Investors Floating Rate Fund for the fiscal year ended September 30, 2014.1 During the period, the Fund’s return on a net asset value basis was 1.12% for Class A shares, 1.43% for Advisor Class shares and 1.36% for Institutional Class shares, including dividends of 23.2 cents per share on Class A shares, 26.3 cents per share on Advisor Class shares and 27.6 cents per share on Institutional Class shares.

The senior floating rate loan market produced a positive, interest-based return over the period. Companies in the senior loan market remained fundamentally healthy and attractively creditworthy. As a result, default rates in the loan market remained historically low, below 2% for the year.

By contrast, loan market technical conditions were more mixed over the course of the fiscal year. This was due to variance in capital flows into and out of the market. Record-setting inflows into senior loans on the part of retail investors at the beginning of the period began to reverse in April 2014.

During the review period, investors recalibrated their thinking regarding Federal Reserve (“Fed”) monetary policy, becoming more convinced that the Fed would not raise short-term interest rates as soon and by as much as had previously been predicted. Floating rate loans are distinguished from fixed-rate bonds—both governmental and corporate—because their coupons re-set, typically quarterly, in line with the changes in the interest rate environment. Thus, loans tend to perform well when investors seek protection from rising rates that would likely erode the principal of fixed-rate instruments. The potential negative impact due to retail investor outflows was stemmed by inflows from institutional investors buying structured loan products. These structures, or “packages”, of loans sought out the market’s highest-yielding and lowest-rated loans. While this dynamic modestly supported loan prices overall, it also led to a wide performance disparity between the higher-rated loans the Fund focuses on and more speculative loans, which benefited from institutional investors’ search for yield and outperformed higher quality loans.

In total, the loan market saw flat returns or gains in every month of the period except the last one. In September 2014, investors required discounts on loan prices as a great number of new loans came to market, expanding supply too quickly. This resulted in a price decline that we think will prove quite temporary given the market’s fundamental attractiveness.

In this modestly optimistic environment, the Fund delivered gains, but underperformed its benchmark both net and gross of fees. Most notably, the portfolio underperformed

56

during its first three months of existence when the market enjoyed strong gains, a time when the portfolio held a large percentage in cash. As the Fund put money to work in a rising market, the cash portion of the portfolio did not earn returns. The second fiscal quarter revealed much more even performance between the Fund and the benchmark as the Fund became fully invested. At this point, the Fund began to increase its dividend rate in line with the growing collection of interest income from investments. Both the third and fourth fiscal quarters saw performance just slightly below benchmark on a gross basis. In both quarters, this largely reflected the portfolio’s underweighting of the index’s lower-rated credits. Lower-rated credits are prone to have more volatile return patterns and higher default rates over time. Similarly, the small allocation to high yield bonds in the portfolio included bonds we believed would be price stable due to their high creditworthiness and low sensitivity to changing interest rates. These bonds were added to the portfolio specifically to enhance settlement speed. They were not added to increase risk.

In short, the Fund has been constructed to target long-term consistency of returns by controlling risk. This approach cannot protect a portfolio from all short-term declines or capture all short-term gains, especially those driven by technical market factors. Over the long-term, however, the Fund’s portfolio, which seeks to capture the attractive yield offered by senior loans while avoiding defaults, should deliver investors competitive results. These results should be even more attractive relative to other fixed income instruments in a rising rate environment.

Over the review period, interest rates dropped to lower levels than many in the market, including us, may have predicted as the Fund launched. We think that in 2015, as in 2014, risk is poised to be more concentrated in the macroeconomic arena than in corporate credit. It remains to be seen whether the U.S. can maintain growth against the backdrop of persistent economic lethargy in Europe and Japan. All eyes are likely to remain on the Fed and its approach to future increases in short-term interest rates. In addition, we will be watching for any negative impact on U.S. companies caused by a strengthening U.S. dollar as the reserve currency of choice, particularly as other governments compete to create inflation by devaluing their currencies. 2015’s senior loan default outlook remains benign, particularly for the better-rated companies in which the Fund tends to be concentrated. After a year in which the market has favored riskier issues and has been largely confident that interest rates would not rise, investors are working hard to handicap if and when an improving economy could lead to interest rate increases. Anticipation of such increases should be a boost to the senior loan market. Until that time, we believe that a focus on quality and market discipline should continue to turn any upcoming episodes of volatility into short-term buying opportunities that can benefit portfolio investors over the longer term.

57

Portfolio Managers’ Letter (continued)
FLOATING RATE FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

[1] The Fund’s performance and the performance of its benchmark index are since October 21, 2013, the date the Fund commenced operations.

58

Fund Expenses (unaudited)
FLOATING RATE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	1.10%
Actual		$1,000.00	$1,000.05	$5.52
Hypothetical**		$1,000.00	$1,019.55	$5.57
Advisor Class Shares	0.90%
Actual		$1,000.00	$1,001.54	$4.52
Hypothetical**		$1,000.00	$1,020.56	$4.56
Institutional Class Shares	0.70%
Actual		$1,000.00	$1,001.45	$3.51
Hypothetical**		$1,000.00	$1,021.56	$3.55

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

59

Cumulative Performance Information (unaudited)
FLOATING RATE FUND

Comparison of change in value of $10,000 investment in the First Investors Floating Rate Fund (Class A shares) and the J.P. Morgan BB/B Leveraged Loan Index.

		Average Annual Total Returns*
		Advisor	Institutional
N.A.V. Only	Class A	Class	Class
Since Inception**	1.12%	1.43%	1.36%
		Advisor	Institutional
S.E.C. Standardized	Class A	Class	Class
Since Inception**	(4.69%)	1.43%	1.36%
S.E.C. 30-Day Yield***	2.52%	2.88%	3.08%

The graph compares a $10,000 investment in the First Investors Floating Rate Fund (Class A shares) beginning 10/21/13 (commencement of operations) with a theoretical investment in the J.P. Morgan BB/B Leveraged Loan Index (the “Index”). The Index is a subset of the J.P. Morgan Leveraged Loan Index, which is designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The Index includes U.S. dollar-denominated institutional term loans and fully funded delayed draw term loans which have high yield ratings. However, the most aggressively rated loans and non-rated loans are excluded. Loans can be rated as high as Baa1 and as low as BB3 by Moody’s and also as high as BBB+ and as low as B– by Standard & Poor’s. A loan with the highest allowable rating from each agency will only be included if the company’s overall rating is below investment grade. Loans must be issued by companies domiciled in a developed market, and defaulted loans may remain in the Index only if they remain current on loan obligation payments throughout the default process. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the

60

graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (5.12%) and the S.E.C. 30-Day Yield for September 2014 would have been 2.11%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 1.38% and the S.E.C. 30-Day Yield for September 2014 would have been 2.85%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 1.01% and the S.E.C. 30-Day Yield for September 2014 would have been 2.83%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from J.P. Morgan and all other figures are from First Investors Management Company, Inc.

**The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 10/21/13 (commencement of operations).

*** The S.E.C. 30-Day Yield shown is for September 2014.

61

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2014

Principal
Amount	Security	Value
	LOAN PARTICIPATIONS†—86.8%
	Aerospace/Defense—1.1%
$ 993M	TransDigm, Inc., 3.75%, 2/28/2020	$ 979,021
	Automotive—4.8%
992M	ASP HHI Acquisition Co., Inc, 5%, 10/5/2018	992,469
1,055M	Chrysler Group, LLC, 3.5%, 5/24/2017	1,049,910
1,047M	CS Intermediate Holdco 2, LLC, 4%, 4/4/2021	1,034,937
400M	Doosan Infrascore International, Inc., 4.5%, 5/28/2021	400,000
900M	Key Safety Systems, Inc., 4.75%, 8/29/2021 (a)	899,624
		4,376,940
	Building Materials—.9%
793M	USIC Holdings, Inc., 4%, 7/10/2020	782,817
	Chemicals—4.2%
309M	Ailnex Luxembourg & Cy SCA, Inc., 4.5%, 10/3/2019	309,785
160M	Ailnex USA, Inc., 4.5%, 10/3/2019	160,147
760M	Axalta Coating Systems Dutch Holdings BBV, 3.75%, 2/1/2020	749,146
793M	Cyanco Intermediate Corp., 5.5%, 5/1/2020	792,233
1,000M	Emerald Performance Materials LLC, 4.5%, 7/30/2021	998,125
800M	Solenis International, LP, 4.25%, 7/31/2021	790,000
		3,799,436
	Energy—11.1%
594M	Alpha Natural Resources, Inc., 3.5%, 5/22/2020	535,103
796M	Drillships Financing Holding, Inc., 6%, 3/31/2021	764,888
	Fieldwood Energy, LLC:
248M	3.875%, 9/28/2018	245,601
757M	8.375%, 9/30/2020	766,226
1,194M	Floatel International, Ltd., 6%, 6/27/2020	1,173,105
925M	Jonah Energy, LLC, 7.5%, 5/12/2021	918,062
723M	McDermott Finance, LLC, 5.25%, 4/16/2019	723,639
896M	Murray Energy Corp., 5.25%, 12/5/2019	899,045
643M	Offshore Group Investment, Ltd. , 5.75%, 3/28/2019	619,740
842M	Pacific Drilling SA, 4.5%, 6/3/2018	817,539
1,000M	Samson Investment Co., 5%, 9/25/2018	970,626
894M	Seadrill Operating, LP, 4%, 2/21/2021	852,805
748M	Seventy Seven Operating, LLC, 3.75%, 6/25/2021	743,917
		10,030,296

62

Principal
Amount	Security	Value
	Financial Services—3.8%
$678M	Delos Finance Sarl, 3.5%, 3/6/2021	$ 671,983
992M	HUB International, Ltd., 4.25%, 10/2/2020	981,599
794M	Ocwen Loan Servicing Corp., 5%, 2/15/2018	784,030
993M	Sheridan Investment Partners II, LP, 4.25%, 12/16/2020	978,233
		3,415,845
	Food/Beverage/Tobacco—2.3%
693M	H.J. Heinz Co., 3.5%, 6/5/2020	687,135
941M	JBS USA, LLC, 3.75%, 5/25/2018	940,618
495M	Pinnacle Foods Finance, LLC, 3.25%, 4/29/2020	486,067
		2,113,820
	Food/Drug—4.3%
750M	New Albertson’s, Inc., 4.75%, 6/27/2021	740,625
900M	Rite Aid Corp., 4.875%, 6/21/2021	901,501
771M	Sprouts Farmers Market Holdings, LLC, 4%, 4/23/2020	768,879
825M	Stater Brothers Markets, Inc., 4.75%, 5/12/2021	821,906
669M	Supervalu, Inc., 4.5%, 3/21/2019	661,144
		3,894,055
	Forest Products/Container—1.3%
299M	Ardagh Holdings USA, Inc., 4%, 12/17/2019	295,142
595M	Exopack Holdings SA, 5.25%, 5/8/2019	596,419
300M	Exopack, LLC, 5.25%, 5/8/2019	300,844
		1,192,405
	Gaming/Leisure—6.8%
773M	24 Hour Fitness Worldwide, Inc., 4.75%, 5/28/2021	770,163
594M	AMC Entertainment, Inc., 3.5%, 4/30/2020	588,324
709M	Hilton Worldwide Finance, LLC, 3.5%, 10/26/2020	699,728
495M	Live Nation Entertainment, Inc., 3.5%, 8/17/2020	491,288
454M	Pinnacle Entertainment, Inc., 3.75%, 8/13/2020	449,749
900M	Scientific Games International, Inc., 6%, 9/17/2021 (a)	882,000
484M	SeaWorld Parks & Entertainment, Inc., 3%, 5/14/2020	457,873
892M	Seminole Hard Rock Entertainment, Inc., 3.5%, 5/14/2020	875,747
992M	Zuffa, LLC, 3.75%, 2/25/2020	983,497
		6,198,369

63

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2014

Principal
Amount	Security	Value
	Health Care—6.7%
$ 995M	Accellent, Inc, 4.5%, 3/12/2021	$ 981,319
558M	Biomet, Inc., 3.6545%, 7/25/2017	555,353
404M	Community Health Systems, Inc., 4.25%, 1/27/2021	403,537
746M	Endo Luxembourg Finance Co. Sarl, 3.25%, 3/1/2021	742,169
269M	Grifols Worldwide Operations USA, Inc., 3.154%, 2/27/2021	265,544
317M	Medpace Holdings, Inc., 4.75%, 4/1/2021	317,014
643M	MPH Acquisition Holdings, LLC, 4%, 3/31/2021	634,138
650M	NBTY, Inc., 3.5%, 10/1/2017	642,038
460M	Onex Carestream Finance, LP, 5%, 6/7/2019	459,965
481M	Salix Pharmaceuticals, Ltd., 4.25%, 1/2/2020	481,814
573M	Select Medical Corp., 3.75%, 6/1/2018	570,161
		6,053,052
	Information Technology—6.1%
509M	Activision Blizzard, Inc., 3.25%, 10/12/2020	508,046
596M	Applied Systems, Inc., 4.25%, 1/25/2021	591,480
331M	ARRIS Enterprises, Inc., 3.25%, 4/17/2020	327,237
798M	Avago Technologies Cayman, Ltd., 3.75%, 5/6/2021	791,267
766M	BMC Software Finance, Inc., 5%, 9/10/2020	756,693
343M	DealerTrack Technologies, Inc., 3.5%, 2/28/2021	341,691
596M	Dell International, LLC, 4.5%, 4/29/2020	591,629
730M	Infor (US), Inc., 3.75%, 6/3/2020	715,862
503M	Kronos, Inc., 4.5%, 10/30/2019	501,322
450M	Zebra Technologies Corp., 4.75%, 9/30/2021 (a)	450,000
		5,575,227
	Manufacturing—5.3%
893M	Brand Energy & Infrastructure Services, Inc., 4.75%, 11/26/2020	892,831
894M	Gardner Denver, Inc., 4.25%, 7/30/2020	880,373
1,000M	Gates Global, Inc., 4.25%, 7/5/2021	987,500
996M	Husky Injection Molding System, 4.25%, 6/30/2021	985,613
1,040M	Mirror BidCo Corp., 4.25%, 12/28/2019	1,032,978
		4,779,295

64

Principal
Amount	Security	Value
	Media-Cable TV—2.3%
$ 998M	Gray Television, Inc., 3.75%, 6/13/2021	$ 990,226
499M	Numericable US, LLC, 4.5%, 5/21/2020	495,841
630M	Raycom TV Broadcasting, LLC, 3.75%, 8/4/2021	632,363
		2,118,430
	Media-Diversified—1.0%
899M	Tribune Co., 4%, 12/27/2020	890,240
	Metals/Mining—5.7%
1,169M	Arch Coal, Inc., 6.25%, 5/16/2018	1,068,620
594M	FMG Resources (August 2006) Property, Ltd., 3.75%, 6/30/2019	583,110
693M	McJunkin Red Man Corp., 5.5171%, 11/8/2019	693,577
495M	Novelis, Inc., 3.75%, 3/10/2017	490,599
	Oxbow Carbon, LLC:
237M	4.25%, 7/19/2019	236,847
250M	8%, 1/19/2020	252,969
891M	Peabody Energy Corp., 4.25%, 9/24/2020	868,911
943M	TMS International Corp., 4.5%, 10/16/2020	943,465
		5,138,098
	Retail-General Merchandise—11.1%
594M	Academy, Ltd., 4.5%, 8/3/2018	591,447
598M	General Nutrition Centers, Inc., 3.25%, 3/4/2019	588,384
1,000M	Hertz Corp., 3.75%, 3/11/2018 (a)	990,833
1,122M	J. Crew Group, Inc., 4%, 3/5/2021	1,075,547
765M	Landry’s, Inc., 4%, 4/24/2018	760,295
980M	Lands’ End, Inc., 4.25%, 4/4/2021	972,112
489M	Libbey Glass, Inc., 3.75%, 4/9/2021	484,091
1,000M	Men’s Wearhouse, Inc., 4.5%, 6/18/2021	998,333
1,000M	Michaels Stores, Inc., 4%, 1/28/2020	991,042
893M	Neiman Marcus, Inc., 4.25%, 10/25/2020	879,986
644M	Party City Holdings, Inc., 4%, 7/27/2019	633,043
594M	Pilot Travel Centers, LLC, 3.75%, 3/30/2018	594,190
495M	Wendy’s International, Inc., 3.25%, 5/15/2019	492,759
		10,052,062

65

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2014

Principal
Amount	Security	Value
	Services—2.7%
$ 588M	Allied Security Holdings, LLC, 4.25%, 2/12/2021	$ 583,165
987M	Brickman Group, Ltd., LLC, 4%, 12/18/2020 (a)	970,650
373M	Doosan Infrascore International, Inc., 4.5%, 5/28/2021	373,062
495M	Monitronics International, Inc., 4.25%, 3/23/2018	490,219
		2,417,096
	Telecommunications—1.2%
1,095M	XO Communications, Inc., 4.25%, 3/20/2021	1,081,311
	Transportation—1.4%
334M	Drillships Ocean Ventures, Inc., 5.5%, 7/25/2021	322,623
998M	OSG Bulk Ships, Inc., 5.25%, 8/5/2019	998,123
		1,320,746
	Utilities—2.0%
975M	ExGen Texas Power, LLC, 5.75%, 9/18/2021 (a)	976,219
864M	Southcross Energy Partners, LP, 5.25%, 8/4/2021	867,074
		1,843,293
	Wireless Communications—.7%
600M	Intelsat Jackson Holdings SA, 3.75%, 6/30/2019	594,125
Total Value of Loan Participations (cost $79,475,747)		78,645,979
	CORPORATE BONDS—6.3%
	Automotive—.6%
500M	Goodyear Tire & Rubber Co., 8.25%, 8/15/2020	537,500
	Consumer Non-Durables—1.2%
500M	Hanesbrands, Inc., 6.375%, 12/15/2020	528,500
500M	Reynolds Group Issuer, Inc., 7.125%, 4/15/2019	519,375
		1,047,875
	Energy—.5%
450M	Linn Energy, LLC, 8.625%, 4/15/2020	467,438
	Gaming/Leisure—.3%
250M	National CineMedia, LLC, 7.875%, 7/15/2021	271,250

66

Principal
Amount	Security	Value
	Health Care—1.1%
$ 325M	Biomet, Inc., 6.5%, 8/1/2020	$ 345,312
	Community Health Systems, Inc.:
250M	5.125%, 8/15/2018	257,500
75M	8%, 11/15/2019	80,265
300M	HCA, Inc., 7.25%, 9/15/2020	315,750
		998,827
	Media-Cable TV—.6%
475M	CCO Holdings, LLC, 8.125%, 4/30/2020	502,906
	Metals/Mining—.3%
300M	FMG Resources (August 2006) Property, Ltd., 6%, 4/1/2017 (b)	303,187
	Retail-General Merchandise—.3%
300M	Sally Holdings, LLC, 6.875%, 11/15/2019	319,500
	Services—.2%
100M	FTI Consulting, Inc., 6.75%, 10/1/2020	104,375
75M	Live Nation Entertainment, Inc., 7%, 9/1/2020 (b)	80,063
		184,438
	Telecommunications—.9%
250M	PAETEC Holding Corp., 9.875%, 12/1/2018	265,250
225M	Wind Acquisition Finance SA, 4.75%, 7/15/2020 (b)	216,563
300M	Windstream Corp., 7.75%, 10/15/2020	317,250
		799,063
	Wireless Communications—.3%
300M	MetroPCS Wireless, Inc., 6.625%, 11/15/2020	309,375
Total Value of Corporate Bonds (cost $5,822,989)		5,741,359
	VARIABLE AND FLOATING RATE NOTES†—.9%
	Utilities
855M	AES Corp., 3.2336%, 6/1/2019 (cost $857,186)	844,312
Total Value of Investments (cost $86,155,922)	94.0%	85,231,650
Other Assets, Less Liabilities	6.0	5,400,911
Net Assets	100.0%	$ 90,632,561

67

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2014

† Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2014.

(a) A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Loan Participations	$—	$78,645,979	$—	$78,645,979
Corporate Bonds	—	5,741,359	—	5,741,359
Variable & Floating Rate Notes	—	844,312	—	844,312
Total Investments in Securities*	$—	$85,231,650	$—	$85,231,650

*	The Portfolio of Investments provides information on the industry categorization of loan participations and corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the period ended September 30, 2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

68	See notes to financial statements

Portfolio Manager’s Letter
FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Fund For Income for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net asset value basis was 5.38% for Class A shares, 4.67% for Class B shares, 5.42% for Advisor Class shares and 5.59% for Institutional Class shares, including dividends of 13.9 cents per share on Class A shares, 12.1 cents per share on Class B shares, 14.0 cents per share on Advisor Class shares and 14.5 cents per share on Institutional Class shares.

During the period, the broad trends in the high yield market unfolded in line with our expectations as described in the outlook section of our 2013 annual letter. Key elements of our prediction, and of the behavior the market largely exhibited during the year, included:

1.) A continued absence of credit concerns for most companies in the high yield market. Corporate high yield default rates remained historically low, below 2% per annum.

2.) Episodes of price volatility driven not by credit fundamentals, but by macroeconomic or political factors outside the U.S. high yield market. Notably, markets were sensitive to actual or anticipated interest rate movements, to the activity of the Federal Reserve Bank (“Fed”) in tapering its quantitative easing bond-buying program, and to the increasingly accommodative monetary policies of the European Central Bank (“ECB”) and Bank of Japan (“BOJ”).

3.) Quick recoveries from such bouts of volatility. Investors stepped back into the market quickly to buy bonds from creditworthy companies trading at attractive yields.

As a result, returns for the high yield market met our expectations for the review period, ultimately delivering a return largely in line with its start-of-the-year market-weighted coupon. The fiscal year commenced with a strong first half for the high yield market. Fed leadership transitioned from Ben Bernanke to Janet Yellen, suggesting that investors might see only a marginal change in Fed policy. In March, the high yield market delivered only a very modest positive return as investors became concerned that interest rates could start rising as early as the first half of 2015. In the latter half of the month, however, Yellen soothed markets by communicating an extension of the rate hike timeline. Further, increasingly accommodative monetary policies from the ECB and the BOJ effectively began limiting the degree to which U.S. interest rates might be able to rise in an interconnected world. These developments worked to support performance in the high yield market.

69

Portfolio Manager’s Letter (continued)
FUND FOR INCOME

The high yield market’s two monthly declines occurred in July and September. Again, it is important to note that neither decline stemmed from any concerns over the fundamental creditworthiness of U.S. high yield companies. In July, we believe that profit taking, combined with a growing complacency over interest rate risk, created capital outflows that put the market under some technical pressure. In September, following a swift and attractive August market recovery, technical pressure weighed on the market amidst an extremely active new issue season. The market simply required time to absorb its new supply. As overall market prices declined, yields consequently increased toward 6%, attracting institutional investors searching for yield.

In the generally optimistic environment over the review period, the Fund delivered an attractive positive performance, but underperformed its benchmark both net and gross of fees. Historically, a rigorously-research and well-selected portfolio of creditworthy holdings such as we seek to build can outperform the market when the market’s challenges are credit-related. This year, our typically lower-risk posture did not capture all of the market’s available gains. Most notably, we have run the portfolio with less duration risk than the broader market. Duration is a measure of potential sensitivity to changes in the prevailing interest rate environment; portfolios with longer duration tend to decline more in price as interest rates rise than portfolios with shorter durations (yields and price have an inverse relationship; when yields rise, prices fall). Through the year, improving U.S. economic data, strong corporate credit fundamentals, and low requirements for refinancing by high yield companies kept us wary of potential interest rate increases appearing on the horizon. We thus kept duration risk low in the portfolio, particularly in the first half of the year. In a year when investors became increasingly certain that interest rates would not rise, investors ultimately rewarded duration. In the last quarter of the period, we modulated this posture somewhat, layering in additional duration risk as future U.S. interest rate increases appeared to have been staved off.

From an industry perspective, the Fund lost most ground against the index in the telecommunications and mining sectors. Mining proved to be the portfolio’s most volatile sector as it moved frequently between underperformance and outperformance of the rest of the high yield market. Our telecommunications holdings were more concentrated in shorter duration bonds and did not participate in the growth seen in longer duration credit.

In short, our approach is to target long-term consistency of returns by controlling risk. This approach cannot protect a portfolio from all short-term declines or capture all short-term gains, especially those driven by technical market factors. Over the long-term, however, the Fund’s portfolio, which seeks to capture the attractive yield offered by high yield bonds while avoiding defaults, should deliver investors competitive results.

70

Over the review period, high yield remained a yield haven in a low-yield world. We think this is likely to continue in the coming fiscal year. We think that in 2015, as in 2014, risk is poised to be more concentrated in the macroeconomic arena than in corporate credit. It remains to be seen whether the U.S. can maintain growth against the backdrop of persistent economic lethargy in Europe and Japan. All eyes are likely to remain on the Fed and its approach to future increases in short-term interest rates. In addition, we will be watching for any negative impact on U.S. companies caused by a strengthening U.S. dollar as the reserve currency of choice, particularly as other governments compete to create inflation by devaluing their currencies. 2015’s high yield default outlook remains benign, particularly for the better-rated high yield companies in which the Fund tends to be concentrated. After a long period in which the market favored risk, and particularly the credit risk of the lowest-rated companies in the high yield market, investors appear less willing to buy the lowest quality names in search of yield. By focusing on quality and market discipline, we feel that any upcoming episodes of volatility can represent attractive short-term buying opportunities that have the potential to benefit portfolio investors over the longer term.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

71

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	1.18%
Actual		$1,000.00	$ 995.75	$ 5.90
Hypothetical**		$1,000.00	$1,019.15	$ 5.97
Class B Shares	2.00%
Actual		$1,000.00	$ 992.42	$ 9.99
Hypothetical**		$1,000.00	$1,015.04	$10.10
Advisor Class Shares	0.86%
Actual		$1,000.00	$ 995.97	$ 4.30
Hypothetical**		$1,000.00	$1,020.76	$ 4.36
Institutional Class Shares	0.78%
Actual		$1,000.00	$ 996.88	$ 3.90
Hypothetical**		$1,000.00	$1,021.16	$ 3.95

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total value of investments.

72

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Fund For Income (Class A shares), the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	5.38%	4.67%	5.42%	5.59%
Five Years	8.89%	8.08%	N/A	N/A
Ten Years, Since Inception**	5.09%	4.48%	3.75%	4.15%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	(0.76%)	0.67%	5.42%	5.59%
Five Years	7.62%	7.78%	N/A	N/A
Ten Years, Since Inception**	4.48%	4.48%	3.75%	4.15%
S.E.C. 30-Day Yield***	4.30%	3.77%	4.89%	5.00%

The graph compares a $10,000 investment in the First Investors Fund For Income (Class A shares) beginning 9/30/04 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch U.S. Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

73

Cumulative Performance Information (unaudited) (continued)
FUND FOR INCOME

*Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (0.78%), 7.59% and 4.46%, respectively, and the S.E.C. 30-Day Yield for September 2014 would have been 4.28%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 0.65%, 7.76% and 4.46%, respectively, and the S.E.C. 30-Day Yield for September 2014 would have been 3.75%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 5.40% and 0.95%, respectively, and the S.E.C. 30-Day Yield for September 2014 would have been 4.87%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 5.57% and 4.13%, respectively, and the S.E.C. 30-Day Yield for September 2014 would have been 4.98%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures are from Bank of America Merrill Lynch and all other figures are from First Investors Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

*** The S.E.C. 30-Day Yield shown is for September 2014.

74

Portfolio of Investments
FUND FOR INCOME
September 30, 2014

Principal
Amount	Security	Value
	CORPORATE BONDS—89.1%
	Aerospace/Defense—.6%
$ 3,725M	Meccanica Holdings USA, Inc., 6.25%, 7/15/2019 (a)	$ 4,041,625
	Automotive—2.4%
	American Axle & Manufacturing, Inc.:
2,750M	6.25%, 3/15/2021	2,873,750
1,950M	6.625%, 10/15/2022	2,062,125
1,425M	General Motors Co., 6.25%, 10/2/2043	1,674,375
3,300M	Gestamp Funding Luxembourg SA, 5.625%, 5/31/2020 (a)	3,349,500
	Hertz Corp.:
1,650M	5.875%, 10/15/2020	1,683,000
150M	6.25%, 10/15/2022	152,625
	Oshkosh Corp.:
2,400M	8.5%, 3/1/2020	2,544,000
500M	5.375%, 3/1/2022	505,000
2,050M	Schaeffler Finance BV, 4.75%, 5/15/2021 (a)	2,055,125
		16,899,500
	Building Materials—1.7%
	Building Materials Corp.:
675M	6.875%, 8/15/2018 (a)	700,312
1,700M	7.5%, 3/15/2020 (a)	1,785,000
825M	6.75%, 5/1/2021 (a)	866,250
1,325M	Cemex Finance, LLC, 9.375%, 10/12/2022 (a)	1,500,562
	Cemex SAB de CV:
1,350M	9.5%, 6/15/2018 (a)	1,509,907
1,400M	6.5%, 12/10/2019 (a)	1,449,000
2,400M	Griffon Corp., 5.25%, 3/1/2022	2,295,000
1,750M	USG Corp., 5.875%, 11/1/2021 (a)	1,793,750
		11,899,781
	Chemicals—1.3%
1,625M	Huntsman International, LLC, 8.625%, 3/15/2020	1,720,469
825M	Rayonier AM Products, Inc., 5.5%, 6/1/2024 (a)	787,875
4,175M	TPC Group, Inc., 8.75%, 12/15/2020 (a)	4,456,813
	W.R. Grace & Co.:
1,250M	5.125%, 10/1/2021 (a)	1,273,437
525M	5.625%, 10/1/2024 (a)	540,094
		8,778,688

75

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2014

Principal
Amount	Security	Value
	Consumer Non-Durables—2.1%
	Levi Strauss & Co.:
$ 925M	7.625%, 5/15/2020	$ 980,500
2,625M	6.875%, 5/1/2022	2,756,250
	Reynolds Group Issuer, Inc.:
1,250M	7.125%, 4/15/2019	1,298,438
6,550M	5.75%, 10/15/2020	6,697,375
	Spectrum Brands Escrow Corp.:
1,375M	6.375%, 11/15/2020	1,440,313
1,480M	6.625%, 11/15/2022	1,561,400
		14,734,276
	Energy—15.1%
	AmeriGas Finance, LLC:
500M	6.75%, 5/20/2020	522,500
1,250M	7%, 5/20/2022	1,315,625
	Antero Resources Finance Corp.:
675M	6%, 12/1/2020	691,875
950M	5.375%, 11/1/2021	948,812
	Atlas Pipeline Partners, LP:
3,075M	4.75%, 11/15/2021	2,878,969
4,000M	5.875%, 8/1/2023	3,930,000
2,100M	Basic Energy Services, Inc., 7.75%, 10/15/2022	2,194,500
	Berry Petroleum Co.:
675M	6.75%, 11/1/2020	685,125
2,275M	6.375%, 9/15/2022	2,218,125
	California Resources Corp.:
950M	5.5%, 9/15/2021 (a)	965,437
1,000M	6%, 11/15/2024 (a)	1,030,000
	Calumet Specialty Products Partners, LP:
2,650M	9.625%, 8/1/2020	2,928,250
1,100M	6.5%, 4/15/2021 (a)	1,050,500
525M	7.625%, 1/15/2022	535,500
	Chesapeake Energy Corp.:
2,025M	7.25%, 12/15/2018	2,318,625
950M	6.625%, 8/15/2020	1,052,600
2,000M	6.875%, 11/15/2020	2,240,000
1,375M	5.75%, 3/15/2023	1,471,250
	CONSOL Energy, Inc.:
2,352M	8.25%, 4/1/2020	2,466,660
1,300M	5.875%, 4/15/2022 (a)	1,285,375
2,750M	El Paso Corp., 6.5%, 9/15/2020	3,107,500

76

Principal
Amount	Security	Value
	Energy (continued)
$2,075M	Energy XXI Gulf Coast, Inc., 7.5%, 12/15/2021	$ 2,043,875
1,800M	Enquest, PLC, 7%, 4/15/2022 (a)	1,701,000
1,350M	Exterran Partners, LP, 6%, 10/1/2022 (a)	1,319,625
1,375M	Forum Energy Technologies, Inc., 6.25%, 10/1/2021	1,419,687
2,125M	Gibson Energy, Inc., 6.75%, 7/15/2021 (a)	2,263,125
	Kinder Morgan, Inc.:
650M	5%, 2/15/2021 (a)	680,875
1,650M	5.625%, 11/15/2023 (a)	1,761,375
1,900M	Laredo Petroleum, Inc., 5.625%, 1/15/2022	1,871,500
	Legacy Reserves, LP:
3,175M	8%, 12/1/2020	3,317,875
1,500M	6.625%, 12/1/2021	1,477,500
1,250M	6.625%, 12/1/2021 (a)	1,231,250
	Linn Energy, LLC:
625M	6.5%, 5/15/2019	615,625
1,850M	6.25%, 11/1/2019	1,815,312
1,225M	8.625%, 4/15/2020	1,272,469
3,275M	7.75%, 2/1/2021	3,315,938
2,250M	McDermott Finance, LLC, 8%, 5/1/2021 (a)	2,210,625
3,025M	Memorial Production Partners, LP, 7.625%, 5/1/2021	3,025,000
2,180M	Northern Blizzard Resources, Inc., 7.25%, 2/1/2022 (a)	2,256,300
	NuStar Logistics, LP:
325M	4.8%, 9/1/2020	318,094
1,375M	6.75%, 2/1/2021	1,502,188
	Offshore Group Investment, Ltd.:
4,075M	7.5%, 11/1/2019	3,799,938
1,075M	7.125%, 4/1/2023	952,719
1,675M	Pacific Drilling SA, 5.375%, 6/1/2020 (a)	1,541,000
1,200M	Pioneer Energy Services Corp., 6.125%, 3/15/2022 (a)	1,191,000
4,000M	Rain CII Carbon, LLC, 8.25%, 1/15/2021 (a)	4,180,000
	Rex Energy Corp.:
1,100M	8.875%, 12/1/2020	1,188,000
2,250M	6.25%, 8/1/2022 (a)	2,179,688
1,865M	RKI Exploration and Production, LLC, 8.5%, 8/1/2021 (a)	1,934,938
	Sabine Pass Liquefaction, LLC:
3,750M	6.25%, 3/15/2022 (a)	3,951,563
1,375M	5.625%, 4/15/2023 (a)	1,395,625
2,450M	5.75%, 5/15/2024 (a)	2,495,938
2,900M	Samson Investment Co., 9.75%, 2/15/2020	2,646,250
2,450M	SandRidge Energy, Inc., 7.5%, 2/15/2023	2,391,813

77

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2014

Principal
Amount	Security	Value
	Energy (continued)
$1,175M	SM Energy Co., 6.5%, 11/15/2021	$ 1,248,438
433M	Suburban Propane Partners, LP, 7.375%, 8/1/2021	461,145
2,875M	Unit Corp., 6.625%, 5/15/2021	2,896,563
		105,711,084
	Financials—4.1%
	Ally Financial, Inc.:
3,625M	6.25%, 12/1/2017	3,896,875
1,350M	4.75%, 9/10/2018	1,387,125
4,525M	8%, 3/15/2020	5,282,937
1,375M	8%, 11/1/2031	1,718,750
	General Motors Financial Co., Inc.:
575M	3.25%, 5/15/2018	579,312
1,575M	6.75%, 6/1/2018	1,761,047
1,125M	4.375%, 9/25/2021	1,151,719
1,550M	4.25%, 5/15/2023	1,559,687
	International Lease Finance Corp.:
4,775M	8.75%, 3/15/2017	5,336,063
4,150M	8.25%, 12/15/2020	4,912,563
1,375M	Nielsen Co., (Luxembourg) Sarl, 5.5%, 10/1/2021 (a)	1,388,750
		28,974,828
	Food/Beverage/Tobacco—2.3%
2,200M	Barry Callebaut Services SA, 5.5%, 6/15/2023 (a)	2,347,048
1,624M	Chiquita Brands International, Inc., 7.875%, 2/1/2021	1,760,010
2,550M	Darling Ingredients, Inc., 5.375%, 1/15/2022	2,581,875
	JBS Investments GmbH:
1,000M	7.75%, 10/28/2020 (a)	1,067,500
1,550M	7.25%, 4/3/2024 (a)	1,584,875
	JBS USA, LLC:
1,700M	7.25%, 6/1/2021 (a)	1,793,500
1,775M	5.875%, 7/15/2024 (a)	1,708,438
550M	Marfrig Holding Europe BV, 6.875%, 6/24/2019	536,525
1,587M	Sun Merger Sub, Inc., 5.875%, 8/1/2021 (a)	1,610,805
1,475M	Treehouse Foods, Inc., 4.875%, 3/15/2022	1,456,563
		16,447,139
	Food/Drug—.2%
1,475M	BI-LO, LLC, 8.625%, 9/15/2018 (a)	1,349,625

78

Principal
Amount	Security	Value
	Forest Products/Containers—3.2%
$2,175M	Ardagh Packaging Finance, PLC, 6%, 6/30/2021 (a)	$ 2,093,437
1,925M	CROWN Americas, LLC, 4.5%, 1/15/2023	1,828,750
3,650M	Greif, Inc., 7.75%, 8/1/2019	4,161,000
	Sealed Air Corp.:
1,500M	8.125%, 9/15/2019 (a)	1,627,500
4,325M	6.5%, 12/1/2020 (a)	4,633,156
1,250M	8.375%, 9/15/2021 (a)	1,393,750
3,425M	Silgan Holdings, Inc., 5%, 4/1/2020	3,459,250
2,710M	Tekni-Plex, Inc., 9.75%, 6/1/2019 (a)	2,960,675
		22,157,518
	Gaming/Leisure—2.3%
2,800M	24 Hour Holdings III, LLC, 8%, 6/1/2022 (a)	2,604,000
1,500M	GLP Capital, LP, 4.875%, 11/1/2020	1,537,035
1,350M	Hilton Worldwide Finance, LLC, 5.625%, 10/15/2021 (a)	1,393,031
3,325M	National CineMedia, LLC, 7.875%, 7/15/2021	3,607,625
1,700M	Regal Entertainment Group, 5.75%, 3/15/2022	1,712,750
3,175M	Scientific Games International, Inc., 6.625%, 5/15/2021 (a)	2,663,031
2,850M	Six Flags Entertainment Corp., 5.25%, 1/15/2021 (a)	2,778,750
		16,296,222
	Health Care—6.7%
	Aviv Healthcare Properties, LP:
850M	7.75%, 2/15/2019	893,562
825M	6%, 10/15/2021	854,906
3,799M	Biomet, Inc., 6.5%, 8/1/2020	4,036,437
	Community Health Systems, Inc.:
1,275M	5.125%, 8/15/2018	1,313,250
2,050M	8%, 11/15/2019	2,193,910
3,050M	7.125%, 7/15/2020	3,236,812
3,425M	Endo Finance Co., 5.75%, 1/15/2022 (a)	3,390,750
1,150M	Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/2019 (a)	1,216,355
	HCA, Inc.:
2,075M	8%, 10/1/2018	2,365,500
2,325M	6.5%, 2/15/2020	2,545,875
1,225M	6.25%, 2/15/2021	1,283,187
1,950M	7.75%, 5/15/2021	2,088,937
2,075M	7.5%, 2/15/2022	2,339,562

79

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2014

Principal
Amount	Security	Value
	Health Care (continued)
	HealthSouth Corp.:
$ 957M	8.125%, 2/15/2020	$ 1,014,420
847M	7.75%, 9/15/2022	907,349
800M	NBTY, Inc., 9%, 10/1/2018	836,000
	Tenet Healthcare Corp.:
3,450M	6.75%, 2/1/2020	3,609,563
1,300M	6%, 10/1/2020	1,378,000
2,450M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	2,315,250
	Valeant Pharmaceuticals International, Inc.:
5,200M	6.375%, 10/15/2020 (a)	5,362,500
1,300M	5.625%, 12/1/2021 (a)	1,298,375
2,250M	WellCare Health Plans, Inc., 5.75%, 11/15/2020	2,300,625
		46,781,125
	Information Technology—4.8%
	Activision Blizzard, Inc.:
1,075M	5.625%, 9/15/2021 (a)	1,120,687
500M	6.125%, 9/15/2023 (a)	532,500
	Advanced Micro Devices, Inc.:
1,000M	6.75%, 3/1/2019	1,015,000
2,450M	7.5%, 8/15/2022	2,486,750
700M	7%, 7/1/2024	672,000
725M	Anixter, Inc., 5.125%, 10/1/2021	719,562
	Audatex North America, Inc.:
4,225M	6%, 6/15/2021 (a)	4,351,750
875M	6.125%, 11/1/2023 (a)	901,250
425M	Belden, Inc., 5.5%, 9/1/2022 (a)	432,437
1,775M	CommScope, Inc., 5%, 6/15/2021 (a)	1,748,375
1,475M	CyrusOne, LP, 6.375%, 11/15/2022	1,548,750
3,050M	Denali Borrower, LLC, 5.625%, 10/15/2020 (a)	3,145,312
2,025M	Equinix, Inc., 7%, 7/15/2021	2,176,875
1,800M	IAC/InterActiveCorp, 4.875%, 11/30/2018	1,827,000
3,375M	Lender Processing Services, Inc., 5.75%, 4/15/2023	3,543,750
	Micron Technology, Inc.:
1,150M	5.875%, 2/15/2022 (a)	1,193,125
4,075M	5.5%, 2/1/2025 (a)	4,003,688
2,100M	Zebra Technologies Corp., 7.25%, 10/15/2022 (a)(b)	2,131,500
		33,550,311

80

Principal
Amount	Security	Value
	Manufacturing—4.0%
	Bombardier, Inc.:
$2,100M	7.5%, 3/15/2018 (a)	$ 2,304,750
3,075M	7.75%, 3/15/2020 (a)	3,367,740
3,425M	Brand Energy & Infrastructure Services, Inc., 8.5%, 12/1/2021 (a)	3,459,250
3,850M	Case New Holland, Inc., 7.875%, 12/1/2017	4,297,562
2,450M	Dematic SA, 7.75%, 12/15/2020 (a)	2,584,750
	EDP Finance BV:
1,650M	6%, 2/2/2018 (a)	1,779,475
200M	5.25%, 1/14/2021 (a)	208,374
1,575M	EnPro Industries, Inc., 5.875%, 9/15/2022 (a)	1,604,531
2,300M	H&E Equipment Services, Inc., 7%, 9/1/2022	2,466,750
	Rexel SA:
5,475M	6.125%, 12/15/2019 (a)	5,639,250
550M	5.25%, 6/15/2020 (a)	555,156
		28,267,588
	Media-Broadcasting—2.7%
	Belo Corp.:
725M	7.75%, 6/1/2027	808,375
150M	7.25%, 9/15/2027	160,500
1,575M	Block Communications, Inc., 7.25%, 2/1/2020 (a)	1,641,937
2,075M	LIN Television Corp., 8.375%, 4/15/2018	2,161,891
3,175M	Nexstar Broadcasting, Inc., 6.875%, 11/15/2020	3,270,250
	Sinclair Television Group, Inc.:
4,075M	5.375%, 4/1/2021	4,034,250
925M	6.375%, 11/1/2021	950,438
	Sirius XM Radio, Inc.:
2,750M	5.75%, 8/1/2021 (a)	2,777,500
800M	4.625%, 5/15/2023 (a)	748,000
2,350M	6%, 7/15/2024 (a)	2,391,125
		18,944,266
	Media-Cable TV—7.0%
1,375M	Altice SA, 7.75%, 5/15/2022 (a)	1,423,125
	Cablevision Systems Corp.:
2,000M	8.625%, 9/15/2017	2,227,500
3,100M	7.75%, 4/15/2018	3,371,250

81

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2014

Principal
Amount	Security	Value
	Media-Cable TV (continued)
	CCO Holdings, LLC:
$1,825M	7%, 1/15/2019	$ 1,900,281
1,125M	8.125%, 4/30/2020	1,191,094
1,175M	7.375%, 6/1/2020	1,245,500
650M	5.25%, 3/15/2021	639,437
550M	6.5%, 4/30/2021	575,437
875M	5.125%, 2/15/2023	843,281
5,300M	Cequel Communications Holdings I, LLC, 6.375%, 9/15/2020 (a)	5,478,875
	Clear Channel Worldwide Holdings, Inc.:
200M	7.625%, 3/15/2020 Series “A”	207,000
2,925M	7.625%, 3/15/2020 Series “B”	3,049,312
1,025M	6.5%, 11/15/2022 Series “A”	1,042,937
2,375M	6.5%, 11/15/2022 Series “B”	2,440,312
	DISH DBS Corp.:
5,475M	7.875%, 9/1/2019	6,200,437
950M	5%, 3/15/2023	913,781
3,025M	Gray Television, Inc., 7.5%, 10/1/2020	3,108,187
3,275M	Harron Communications, LP, 9.125%, 4/1/2020 (a)	3,586,125
1,675M	Lynx II Corp., 6.375%, 4/15/2023 (a)	1,737,813
2,250M	Midcontinent Communications Corp., 6.25%, 8/1/2021 (a)	2,283,750
	Numericable Group SA:
2,975M	6%, 5/15/2022 (a)	3,001,031
1,225M	6.25%, 5/15/2024 (a)	1,223,469
1,275M	VTR Finance BV, 6.875%, 1/15/2024 (a)	1,322,813
		49,012,747
	Media-Diversified—.5%
	Gannett Co, Inc.:
1,700M	5.125%, 7/15/2020	1,712,750
1,600M	6.375%, 10/15/2023 (a)	1,668,000
		3,380,750
	Metals/Mining—7.8%
	Alcoa, Inc.:
4,850M	6.15%, 8/15/2020	5,352,106
800M	5.125%, 10/1/2024	802,593
	Aleris International, Inc.:
825M	7.625%, 2/15/2018	834,281
4,000M	7.875%, 11/1/2020	4,000,000

82

Principal
Amount	Security	Value
	Metals/Mining (continued)
	ArcelorMittal:
$2,725M	6.125%, 6/1/2018	$ 2,895,312
4,006M	10.35%, 6/1/2019	4,902,342
525M	6%, 3/1/2021	553,875
1,475M	6.75%, 2/25/2022	1,591,156
	Arch Coal, Inc.:
325M	7%, 6/15/2019	174,281
2,475M	7.25%, 10/1/2020	1,348,875
2,400M	7.25%, 6/15/2021	1,170,000
725M	Constellium NV, 5.75%, 5/15/2024 (a)	728,625
	FMG Resources (August 2006) Property, Ltd.:
3,675M	6.875%, 2/1/2018 (a)	3,785,250
1,350M	8.25%, 11/1/2019 (a)	1,400,625
5,025M	JMC Steel Group, 8.25%, 3/15/2018 (a)	5,094,094
1,000M	Kaiser Aluminum Corp., 8.25%, 6/1/2020	1,107,500
	Novelis, Inc.:
5,375M	8.375%, 12/15/2017	5,596,719
1,850M	8.75%, 12/15/2020	1,986,438
	Peabody Energy Corp.:
2,050M	6%, 11/15/2018	2,019,250
4,225M	6.5%, 9/15/2020	3,971,500
800M	7.875%, 11/1/2026	778,000
	Steel Dynamics, Inc.:
650M	5.125%, 10/1/2021 (a)	659,750
675M	6.375%, 8/15/2022	716,344
1,000M	5.5%, 10/1/2024 (a)	1,007,500
1,925M	Wise Metals Group, LLC, 8.75%, 12/15/2018 (a)	2,064,563
		54,540,979
	Real Estate Investment Trusts—.3%
2,162M	Taylor Morrison Communities, Inc., 7.75%, 4/15/2020 (a)	2,324,150
	Retail-General Merchandise—1.7%
2,375M	Group 1 Automotive, Inc., 5%, 6/1/2022 (a)	2,309,687
2,975M	Landry’s, Inc., 9.375%, 5/1/2020 (a)	3,160,938
3,125M	Limited Brands, Inc., 8.5%, 6/15/2019	3,703,125
2,250M	Party City Holdings, Inc., 8.875%, 8/1/2020	2,441,250
		11,615,000

83

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2014

Principal
Amount	Security	Value
	Services—5.9%
	ADT Corp.:
$4,050M	3.5%, 7/15/2022	$ 3,513,375
650M	4.125%, 6/15/2023	580,125
	Aecom Technology Corp.:
1,025M	5.75%, 10/15/2022 (a)(b)	1,031,406
1,650M	5.875%, 10/15/2024 (a)(b)	1,668,562
1,525M	Ashtead Capital, Inc., 6.5%, 7/15/2022 (a)	1,624,125
1,750M	CoreLogic, Inc., 7.25%, 6/1/2021	1,846,250
	Covanta Holding Corp.:
1,200M	7.25%, 12/1/2020	1,284,000
2,225M	6.375%, 10/1/2022	2,358,500
	Geo Group, Inc.:
1,450M	5.875%, 1/15/2022	1,471,750
1,450M	5.875%, 10/15/2024	1,460,875
	Iron Mountain, Inc.:
1,525M	7.75%, 10/1/2019	1,635,563
3,950M	5.75%, 8/15/2024	3,895,688
4,650M	Live Nation Entertainment, Inc., 7%, 9/1/2020 (a)	4,963,875
3,650M	LKQ Corp., 4.75%, 5/15/2023	3,540,500
1,725M	Monitronics International, Inc., 9.125%, 4/1/2020	1,785,375
	PHH Corp.:
1,975M	7.375%, 9/1/2019	2,103,375
1,500M	6.375%, 8/15/2021	1,477,500
2,925M	Reliance Intermediate Holdings, LP, 9.5%, 12/15/2019 (a)	3,071,250
1,625M	Safway Group Holding, LLC, 7%, 5/15/2018 (a)	1,661,563
		40,973,657
	Telecommunications—5.6%
	CenturyLink, Inc.:
400M	5.625%, 4/1/2020	414,100
3,200M	5.8%, 3/15/2022	3,296,000
1,250M	6.75%, 12/1/2023	1,345,312
	Citizens Communications Co.:
4,175M	7.125%, 3/15/2019	4,529,875
2,175M	9%, 8/15/2031	2,267,437
1,600M	Frontier Communications Corp., 8.5%, 4/15/2020	1,784,000
2,025M	GCI, Inc., 8.625%, 11/15/2019	2,093,344
1,550M	Inmarsat Finance, PLC, 4.875%, 5/15/2022 (a)	1,519,000

84

Principal
Amount	Security	Value
	Telecommunications (continued)
	Intelsat Jackson Holdings SA:
$3,525M	7.25%, 4/1/2019	$ 3,714,469
1,200M	8.5%, 11/1/2019	1,258,110
2,075M	7.25%, 10/15/2020	2,199,500
	Sprint Capital Corp.:
1,300M	6.9%, 5/1/2019	1,373,125
2,125M	6.875%, 11/15/2028	2,040,000
	Wind Acquisition Finance SA:
2,000M	4.75%, 7/15/2020 (a)	1,925,000
4,975M	7.375%, 4/23/2021 (a)	5,012,313
	Windstream Corp.:
1,500M	7.875%, 11/1/2017	1,670,625
2,050M	7.75%, 10/15/2020	2,167,875
600M	6.375%, 8/1/2023	581,250
		39,191,335
	Transportation—1.6%
	Aircastle, Ltd.:
550M	4.625%, 12/15/2018	551,375
5,112M	6.25%, 12/1/2019	5,405,940
1,050M	American Airlines Group, Inc., 5.5%, 10/1/2019 (a)	1,039,500
	Fly Leasing, Ltd.:
2,150M	6.75%, 12/15/2020 (b)	2,241,375
1,900M	6.375%, 10/15/2021 (b)	1,885,750
		11,123,940
	Utilities—2.1%
	AES Corp.:
1,200M	8%, 6/1/2020	1,383,000
2,525M	7.375%, 7/1/2021	2,840,625
1,375M	5.5%, 3/15/2024	1,344,062
600M	ContourGlobal Power Holdings SA, 7.125%, 6/1/2019 (a)	597,000
911M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	1,042,392
3,075M	InterGen NV, 7%, 6/30/2023 (a)	2,975,063
1,425M	NRG Energy, Inc., 6.25%, 5/1/2024 (a)	1,435,688
3,010M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	3,250,800
		14,868,630
	Waste Management—.3%
2,050M	ADS Waste Holdings, Inc., 8.25%, 10/1/2020	2,147,375

85

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2014

Principal
Amount	Security	Value
	Wireless Communications—2.8%
$2,225M	MetroPCS Wireless, Inc., 6.625%, 11/15/2020	$ 2,294,531
700M	Qualitytech, LP, 5.875%, 8/1/2022 (a)	687,750
	Sprint Nextel Corp.:
925M	9.125%, 3/1/2017	1,045,250
1,250M	8.375%, 8/15/2017	1,401,563
3,425M	7%, 8/15/2020	3,587,688
2,200M	6%, 11/15/2022	2,142,250
1,800M	Telemar Norte Leste SA, 5.5%, 10/23/2020 (a)	1,766,340
	T-Mobile USA, Inc.:
4,100M	6.25%, 4/1/2021	4,156,375
2,725M	6.625%, 4/1/2023	2,799,938
		19,881,685
Total Value of Corporate Bonds (cost $618,352,144)		623,893,824
	LOAN PARTICIPATIONS†—7.0%
	Automotive—.2%
1,521M	CS Intermediate Holdco 2, LLC, 4%, 4/4/2021	1,503,123
	Chemicals—.4%
2,667M	Axalta Coating Systems Dutch Holdings BBV, 3.75%, 2/1/2020	2,629,713
	Energy—1.0%
3,886M	Drillships Financing Holding, Inc., 6%, 3/31/2021	3,733,964
1,000M	Fieldwood Energy, LLC, 8.375%, 9/30/2020	1,011,667
2,225M	Jonah Energy, LLC, 7.5%, 5/12/2021	2,208,313
		6,953,944
	Financial Services—.4%
2,940M	Ocwen Loan Servicing Corp., 5%, 2/15/2018	2,903,472
	Food/Drug—1.4%
3,886M	Albertson’s, LLC, 4.75%, 3/21/2019	3,872,921
3,215M	Rite Aid Corp., 4.875%, 6/21/2021	3,220,359
2,834M	Supervalu, Inc., 4.5%, 3/21/2019	2,800,080
		9,893,360
	Gaming/Leisure—.2%
1,550M	Seminole Hard Rock Entertainment, Inc., 3.5%, 5/14/2020	1,522,597

86

Principal
Amount	Security	Value
	Information Technology—.7%
$1,440M	ARRIS Enterprises, Inc., 3.25%, 4/17/2020	$ 1,422,876
3,441M	Avago Technologies Cayman, Ltd., 3.75%, 5/6/2021	3,412,340
		4,835,216
	Manufacturing—.5%
3,648M	Gardner Denver, Inc., 4.25%, 7/30/2020	3,592,575
	Media-Diversified—.8%
1,116M	Kasima, LLC, 3.25%, 5/17/2021	1,105,712
4,611M	Tribune Co., 4%, 12/27/2020	4,563,744
		5,669,456
	Metals/Mining—.6%
2,810M	Arch Coal, Inc., 6.25%, 5/16/2018	2,569,164
1,280M	Oxbow Carbon, LLC, 8%, 1/19/2020	1,295,200
		3,864,364
	Retail-General Merchandise—.5%
3,500M	Men’s Wearhouse, Inc., 4.5%, 6/18/2021	3,494,166
	Services—.3%
808M	Allied Security Holdings, LLC, 4.25%, 2/12/2021	800,971
605M	Brickman Group, Ltd., LLC, 4%, 12/18/2020	595,441
823M	Doosan Infrascore International, Inc., 4.5%, 5/28/2021	822,938
		2,219,350
Total Value of Loan Participations (cost $49,469,603)		49,081,336
	PASS THROUGH CERTIFICATES—.5%
	Transportation
3,730M	American Airlines 13-2 B PTT, 5.6%, 7/15/2020 (a) (cost $3,782,669)	3,841,581
Total Value of Investments (cost $671,604,416)	96.6%	676,816,741
Other Assets, Less Liabilities	3.4	23,563,152
Net Assets	100.0%	$ 700,379,893

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2014.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

87

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2014

Summary of Abbreviations:

PTT	Pass Through Trust

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$623,893,824	$—	$623,893,824
Loan Participations	—	49,081,336	—	49,081,336
Pass Through Certificates	—	3,841,581	—	3,841,581
Total Investments in Securities*	$—	$676,816,741	$—	$676,816,741

*	The Portfolio of Investments provides information on the industry categorization of corporate bonds, loan participations and pass through certificates.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

88

The following is a reconciliation of Fund investments valued using Level 3 inputs for the period:

	Investments	Investments
	in	in
	Corporate	Common
	Bonds	Stocks	Total
Balance, September 30, 2013	$—	$3,785	$3,785
Purchases	—	—	—
Sales	—	(3,785)	(3,785)
Change in unrealized appreciation	4,478,295	381,985	4,860,280
Realized loss	(4,478,295)	(381,985)	(4,860,280)
Transfer into Level 3	—	—	—
Transfer out of Level 3	—	—	—
Balance, September 30, 2014	$—	$—	$—

89

Portfolio Composition (unaudited)
FUND FOR INCOME
September 30, 2014

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2014, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund’s assets during the 2014 fiscal year and is not necessarily representative of the Fund as of the end of its 2014 fiscal year, the current fiscal year or at any other time in the future.

		Comparable Quality of
	Rated by	Unrated Securities to
	Moody’s	Bonds Rated by Moody’s

Baa2	0.62%	0.00%
Baa3	2.15	0.00
Ba1	6.15	0.00
Ba2	13.16	0.00
Ba3	14.71	0.00
BBB-	0.00	0.05
BB+	0.00	1.30
BB	0.00	2.34
BB-	0.00	0.26
B+	0.00	0.15
B	0.00	0.76
B-	0.00	0.19
B1	24.14	0.00
B2	15.01	0.00
B3	16.26	0.00
Caa1	6.90	0.00
Caa2	0.49	0.00
Caa3	0.19	0.00
Caa	0.43	0.00

90	See notes to financial statements

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net asset value basis was 10.18% for Class A shares, 9.29% for Class B shares, 10.34% for Advisor Class shares and 10.55% for Institutional Class shares, including dividends of 30.6 cents per share on Class A shares, 15.7 cents per share on Class B shares, 32.5 cents per share on Advisor Class shares and 36.4 cents per share on Institutional Class shares. In addition, the Fund distributed capital gains of 41.6 cents per share on each class of shares.

Economic Overview and Market Summary

The U.S. economy, as measured by gross domestic product (“GDP”), grew slightly faster than 2% during the review period, albeit in an unsteady manner, with quarterly growth ranging from –2.1% to 4.6%. This pace of economic growth was sufficient to reduce the unemployment rate from 7.2% to 5.9%, its lowest level since 2008. While a positive development, the employment picture was somewhat tempered by a continued decline in the labor force participation rate and anemic wage growth. Inflation remained subdued, with consumer prices, excluding the volatile food and energy components, increasing only 1.7%, below the Federal Reserve’s (the “Fed’s”) targeted 2% rate. The Fed remained on course to taper its bond buying program, scheduled to conclude in October, and to raise the federal funds rate in the second half of next year.

Fixed Income

Interest rates were mixed during the review period. Short- and intermediate-term interest rates moved slightly higher in anticipation of an eventual tightening of monetary policy by the Fed. In particular, two-year and five-year Treasury note yields increased from 0.32% and 1.38% to 0.57% and 1.76%, respectively. In contrast, the benchmark ten-year Treasury note yield ended the review period lower, moving from 2.61% to 2.49%. After touching two-and-a-half year highs at the end of 2013, ten-year yields moved steadily lower for the next three quarters, confounding consensus expectations for higher interest rates in 2014. The move down in long-term yields reflected a number of factors, including slower than expected global economic growth (particularly in Europe), geopolitical events (Ukraine, Gaza, ISIS), which supported “flight-to-safety” flows into the U.S. bond market, and investors’ belief that this Fed tightening cycle would be more benign than in the past.

The broad bond market returned 4.1%, according to Bank of America Merrill Lynch. Both interest rate risk and credit risk were rewarded during the review period, with longer maturity and lower rated bonds seeing the highest returns. Specifically, high yield bonds gained 7.2% as default rates remained historically low. Investment grade

91

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

corporate bonds benefited primarily from lower interest rates and, secondarily, from tighter credit spreads, gaining 7.1%. Mortgage-backed bonds, whose returns tend to reflect intermediate-term interest rates, gained 3.7%. While the broad Treasury market returned only 2.7%, 10+ year Treasuries were up 11.3% due to the decline in long-term interest rates. Money market returns continued to be essentially flat, reflecting the Fed’s continuation of very easy monetary policy.

During the review period, the Fund had average bond and cash allocations of 33.6% and 6.8%, respectively. As a percentage of the Fund’s total assets, investment grade corporate bonds were the largest bond allocation at 24.2%, followed by U.S. Government securities at 4.8%, mortgage-backed securities at 3.8%, and municipal bonds at 0.8%. The Fund’s overweight in corporate bonds was a positive contributor to performance. Its contribution was partially offset by limited exposure to longer maturity securities, as well as a slight underweight in fixed income and commensurate overweight in cash.

Equities

During the period under review, the Fund’s performance was driven by a combination of gradually improving economic conditions in the U.S., accommodative monetary policy from the Fed, and improving corporate fundamentals. Increased market volatility towards the end of the period under review also impacted the Fund’s results.

Investor sentiment continued to be strong, with stocks benefitting from solid corporate earnings growth and, to a lesser degree, continued positive re-rating of market-valuation metrics.

Despite numerous challenges throughout the year — including worries over when the Fed would end its bond buying program and raise interest rates; a very slow start to the year as a combination of poor weather and slow demand led to the U.S. economy contracting in the first quarter of 2014; slowing growth in Europe and emerging economies; and numerous global flashpoints — U.S. equity markets shrugged off concerns and continued to deliver solid double digit returns.

This year’s market results were broadly positive overall, with all market sectors participating. Unlike last year where small- and mid-cap stocks led the way, larger-cap stocks set the pace this year as investors became more risk conscious given increased concerns about global growth. Companies with strong profitability, earnings growth, solid balance sheets and strong, free cash-flows led results. Mergers and acquisitions also continued to drive strong performance, especially in the healthcare sector.

These conditions produced a solid year for the Fund on an absolute basis, which continued to invest across all market capitalization segments, allocating 69% of its holdings to large-cap, 14% to mid-cap and 16% to small-cap stocks (ranges defined by Lipper) as of September 30, 2014.

92

The Fund did underperform its benchmark for the period under review. The large-and mid-cap segments provided positive returns, while the small-cap segment was down for the year. The large-cap segment exceeded the benchmark, while the small-and mid-cap segments underperformed. The Fund benefited from good stock selection in the healthcare and information technology sectors, and suffered from weaker stock selection in the industrials and consumer staples sectors. In a period in which dividend-paying stocks underperformed non-dividend-paying stocks, the Fund was disadvantaged by its nearly 85% weighting towards stocks that pay dividends.

Specifically within sector performance, the Fund’s healthcare performers all benefit-ted from strong earnings results: Gilead Sciences, the biopharmaceutical company, was up 69% as the company delivered strong business results, received Food and Drug Administration (“FDA”) approval and strong initial orders for its blockbuster next-generation Hepatitis C drug called Sovaldi, and other drugs in the R&D pipeline showed promise in successful clinical trials. Actavis, a leading generic drug maker, was up 68%, as it reported strong earnings results. During the year, the firm benefit-ted from the acquisition of Warner Chilcott, announced and completed the acquisition of Forest Laboratories in an earnings accretive transaction, and was approached by Pfizer as a potential M&A target. Salix Pharmaceuticals, a leading smaller cap drug manufacturer, also had standout performance. The shares were up 134% as the company continued to deliver strong results, received positive FDA data on two potentially large drug opportunities, and was rumored to have been approached as a potential M&A target.

Within information technologies, several investments benefited the Fund’s performance: Apple, Inc. was up 48% as solid earnings results, a $30 billion increase in the share repurchase program, a 7 for 1 stock split, and a better than expected launch of the company’s new iPhone lineup drove the stock higher. Semiconductor manufacturer Avago Technologies had a very strong year, gaining 101% as the company benefited from strong quarterly results, completed the accretive acquisition of competitor LSI Corp., and benefited from the company’s increased content on the very successful launch of the iPhone 6. Longtime holding Microsoft also produced positive returns for the Fund, as its shares were up 39%. Shares rallied as the company hired Satya Nadella to the CEO position, delivered strong results on better than expected PC demand, announced a large cost cutting plan and agreed to purchase game company Mojang.

The consumer staples and industrials sectors were the largest sources of underperformance for the year. After providing the Fund with its best performance in 2013, Nu Skin Enterprises was the source of the Fund’s largest underperformance as the stock was down 53%. After seeing robust sales and profit growth in the previous year, the direct seller of personal and nutritional products was forced to temporarily halt

93

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

recruitment of new distributors in China following a government regulator announcing that it was looking into the company’s recruiting and sales practices. While the company has been cleared, and has resumed sales recruitment in China, Nu Skin’s business results came in much lower than expected throughout the year as the direct seller has had a slower ramp up back to previous levels.

In the industrials sector, NeuStar —a services company that provides local number portability services in the U.S.—was down 50% as concerns about the company’s largest contract were confirmed as an advisory committee to the Federal Communications Commission (“FCC”) recommended that the contract be awarded to NeuStar’s competitor. This caused investors to fear that the company would lose the Local Number Portability Administration (“LNPA”) contract that makes up a material portion of the company’s profits. The shares were sold from the portfolio during the fiscal year.

To a lesser degree, the Fund underperformed the Index within the financial sector due to a longstanding underweight position in that sector. With increased costs from greater regulation, and ongoing effects from low interest rates due to the Fed’s quantitative easing, financial sector profit growth remains weak, impacting these companies’ ability to raise dividends and repurchase stock. We have opted to invest in other sectors providing better near-term opportunities.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

94

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	1.18%
Actual		$1,000.00	$1,028.85	$6.00
Hypothetical**		$1,000.00	$1,019.15	$5.97
Class B Shares	1.96%
Actual		$1,000.00	$1,024.61	$9.95
Hypothetical**		$1,000.00	$1,015.24	$9.90
Advisor Class Shares	0.77%
Actual		$1,000.00	$1,030.92	$3.92
Hypothetical**		$1,000.00	$1,021.21	$3.90
Institutional Class Shares	0.76%
Actual		$1,000.00	$1,030.66	$3.87
Hypothetical**		$1,000.00	$1,021.26	$3.85

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

95

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	10.18%	9.29%	10.34%	10.55%
Five Years	11.10%	10.30%	N/A	N/A
Ten Years, Since Inception**	7.01%	6.39%	10.94%	11.15%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	3.83%	5.29%	10.34%	10.55%
Five Years	9.79%	10.02%	N/A	N/A
Ten Years, Since Inception**	6.38%	6.39%	10.94%	11.15%

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 9/30/04 with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the US domestic market, including U.S. Treasuries, quasi-government securities, corporates, covered bonds and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has

96

been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been 6.36%. The Class B “S.E.C. Standardized” Average Annual Total Return Ten Years would have been 6.37%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 8.35%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 8.71%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

97

Portfolio of Investments
TOTAL RETURN FUND
September 30, 2014

Shares		Security	Value
		COMMON STOCKS—58.8%
		Consumer Discretionary—8.3%
80,100	*	Belmond, Ltd. – Class “A”	$ 933,966
64,900		BorgWarner, Inc.	3,414,389
98,600		CBS Corporation – Class “B”	5,275,100
80,000		Delphi Automotive, PLC	4,907,200
62,500		Extended Stay America, Inc.	1,483,750
129,200		Ford Motor Company	1,910,868
33,700		GNC Holdings, Inc. – Class “A”	1,305,538
39,200		Harman International Industries, Inc.	3,843,168
46,700		Home Depot, Inc.	4,284,258
69,300	*	Jarden Corporation	4,165,623
81,000		L Brands, Inc.	5,425,380
50,800		Lear Corporation	4,389,628
40,200		Macy’s, Inc.	2,338,836
36,400		Magna International, Inc.	3,454,724
16,300		McDonald’s Corporation	1,545,403
85,600		Newell Rubbermaid, Inc.	2,945,496
38,900		Penske Automotive Group, Inc.	1,578,951
39,700		Pier 1 Imports, Inc.	472,033
5,800	*	Steiner Leisure, Ltd.	218,022
28,100	*	TRW Automotive Holdings Corporation	2,845,125
45,700		Tupperware Brands Corporation	3,155,128
1,400	*	Vince Holding Corporation	42,364
20,000		Walt Disney Company	1,780,600
36,560		Wyndham Worldwide Corporation	2,970,866
			64,686,416
		Consumer Staples—4.7%
117,200		Altria Group, Inc.	5,384,168
64,400		Avon Products, Inc.	811,440
113,200		Coca-Cola Company	4,829,112
70,500		CVS Health Corporation	5,611,095
35,600		Herbalife, Ltd.	1,557,500
84,500		Nu Skin Enterprises, Inc. – Class “A”	3,805,035
42,900		PepsiCo, Inc.	3,993,561
71,400		Philip Morris International, Inc.	5,954,760
27,400		Procter & Gamble Company	2,294,476
38,600		Wal-Mart Stores, Inc.	2,951,742
			37,192,889

98

Shares		Security	Value
		Energy—5.7%
36,300		Anadarko Petroleum Corporation	$ 3,682,272
25,200		Chevron Corporation	3,006,864
60,700		ConocoPhillips	4,644,764
65,700		Devon Energy Corporation	4,479,426
36,200		Ensco, PLC – Class “A”	1,495,422
52,500		ExxonMobil Corporation	4,937,625
25,900		Hess Corporation	2,442,888
1,897		Hugoton Royalty Trust	17,016
77,486		Marathon Oil Corporation	2,912,699
44,943		Marathon Petroleum Corporation	3,805,324
41,800		National Oilwell Varco, Inc.	3,180,980
24,600		Noble Corporation, PLC	546,612
25,800		Occidental Petroleum Corporation	2,480,670
30,700		Phillips 66	2,496,217
12,200		Schlumberger, Ltd.	1,240,618
91,800		Suncor Energy, Inc.	3,318,570
			44,687,967
		Financials—5.8%
59,400		American Express Company	5,199,876
36,400		Ameriprise Financial, Inc.	4,491,032
139,100		Brixmor Property Group, Inc. (REIT)	3,096,366
7,800	*	Citizens Financial Group, Inc.	182,676
70,650		Discover Financial Services	4,549,153
25,300		Financial Select Sector SPDR Fund (ETF)	586,201
48,900	*	Health Insurance Innovations, Inc. – Class “A”	527,631
22,100		Invesco, Ltd.	872,508
102,100		JPMorgan Chase & Company	6,150,504
25,600		Morgan Stanley	884,992
42,400		PNC Financial Services Group, Inc.	3,628,592
14,900		SPDR S&P 500 ETF Trust (ETF)	2,935,598
25,300		SPDR S&P Regional Banking (ETF)	957,858
139,372		Sunstone Hotel Investors, Inc. (REIT)	1,926,121
92,800		U.S. Bancorp	3,881,824
109,700		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	2,226,910
61,100		Wells Fargo & Company	3,169,257
			45,267,099

99

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2014

Shares		Security	Value
		Health Care—11.0%
103,900		Abbott Laboratories	$ 4,321,201
96,800		AbbVie, Inc.	5,591,168
40,104	*	Actavis, PLC	9,676,293
45,700		Baxter International, Inc.	3,279,889
19,000		Covidien, PLC	1,643,690
52,217	*	Express Scripts Holding Company	3,688,087
134,300	*	Gilead Sciences, Inc.	14,296,235
70,700		Johnson & Johnson	7,535,913
2,600	*	Mallinckrodt, PLC	234,390
17,700		McKesson Corporation	3,445,659
86,000		Merck & Company, Inc.	5,098,080
85,300	*	Mylan, Inc.	3,880,297
48,200		Omnicare, Inc.	3,000,932
215,534		Pfizer, Inc.	6,373,340
43,900		Phibro Animal Health Corporation – Class “A”	983,799
21,600	*	Salix Pharmaceuticals, Ltd.	3,374,784
68,100		Thermo Fisher Scientific, Inc.	8,287,770
27,972		Zoetis, Inc.	1,033,565
			85,745,092
		Industrials—7.1%
45,600		3M Company	6,460,608
116,900		ADT Corporation	4,145,274
63,100		Altra Industrial Motion Corporation	1,839,996
22,300	*	Armstrong World Industries, Inc.	1,248,800
19,300		Caterpillar, Inc.	1,911,279
22,600		Dover Corporation	1,815,458
67,300	*	Generac Holdings, Inc.	2,728,342
98,000		General Electric Company	2,510,760
41,500		Greenbrier Companies, Inc.	3,045,270
53,500		Honeywell International, Inc.	4,981,920
55,500		ITT Corporation	2,494,170
4,800		Lockheed Martin Corporation	877,344
37,000		Ryder System, Inc.	3,328,890
22,700		Snap-On, Inc.	2,748,516
48,200	*	TAL International Group, Inc.	1,988,250
27,800		Textainer Group Holdings, Ltd.	865,136
86,700		Textron, Inc.	3,120,333

100

Shares		Security	Value
		Industrials (continued)
71,375		Tyco International, Ltd.	$ 3,181,184
18,200	*	United Rentals, Inc.	2,022,020
39,200		United Technologies Corporation	4,139,520
			55,453,070
		Information Technology—11.9%
700	*	Alibaba Group Holding, Ltd. (ADR)	62,195
91,000		Apple, Inc.	9,168,250
86,400	*	ARRIS Group, Inc.	2,449,872
57,500		Avago Technologies, Ltd.	5,002,500
51,800	*	Blackhawk Network Holdings, Inc.	1,678,320
103,300		CDW Corporation	3,207,465
226,400		Cisco Systems, Inc.	5,698,488
25,600	*	eBay, Inc.	1,449,728
221,300		EMC Corporation	6,475,238
123,700		Hewlett-Packard Company	4,387,639
150,500		Intel Corporation	5,240,410
38,900		International Business Machines Corporation	7,384,387
69,200		Intersil Corporation – Class “A”	983,332
130,300		Juniper Networks, Inc.	2,886,145
162,000		Mentor Graphics Corporation	3,320,190
97,600		Methode Electronics, Inc.	3,598,512
159,700		Microsoft Corporation	7,403,692
61,100	*	NXP Semiconductors NV	4,181,073
91,600		Oracle Corporation	3,506,448
37,900	*	PTC, Inc.	1,398,510
73,200		QUALCOMM, Inc.	5,473,164
117,700		Symantec Corporation	2,767,127
23,500	*	Synaptics, Inc.	1,720,200
58,600		TE Connectivity, Ltd.	3,239,994
19,900	*	Yahoo!, Inc.	810,925
			93,493,804
		Materials—2.7%
25,600		Celanese Corporation – Series “A”	1,498,112
56,000		Cytec Industries, Inc.	2,648,240
111,300		Freeport-McMoRan Copper & Gold, Inc.	3,633,945
51,200		International Paper Company	2,444,288
62,100		LyondellBasell Industries NV – Class “A”	6,747,786

101

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2014

Shares or
Principal
Amount		Security	Value
		Materials (continued)
10,200		Praxair, Inc.	$ 1,315,800
34,700		RPM International, Inc.	1,588,566
71,500	*	Trinseo SA	1,124,695
			21,001,432
		Telecommunication Services—1.2%
120,600		AT&T, Inc.	4,249,944
110,600		Verizon Communications, Inc.	5,528,894
			9,778,838
		Utilities—.4%
48,900	*	Dynegy, Inc.	1,411,254
39,300		NiSource, Inc.	1,610,514
			3,021,768
Total Value of Common Stocks (cost $277,460,022)			460,328,375
		CORPORATE BONDS—24.1%
		Agriculture—.2%
$ 1,000M		Cargill, Inc., 6%, 11/27/2017 (a)	1,130,371
		Automotive—.4%
1,000M		Daimler Finance NA, LLC, 2.95%, 1/11/2017 (a)	1,035,492
2,000M		Johnson Controls, Inc., 5%, 3/30/2020	2,212,242
			3,247,734
		Chemicals—1.0%
2,000M		CF Industries, Inc., 3.45%, 6/1/2023	1,964,216
2,000M		Dow Chemical Co., 4.25%, 11/15/2020	2,136,640
1,000M		Lubrizol Corp., 8.875%, 2/1/2019	1,263,495
2,000M		LyondellBasell Industries NV, 6%, 11/15/2021	2,335,412
			7,699,763
		Consumer Durables—.2%
1,500M		Newell Rubbermaid, Inc., 4.7%, 8/15/2020	1,610,195
		Energy—2.6%
1,500M		Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	1,815,565
2,000M		Continental Resources, Inc., 5%, 9/15/2022	2,112,500
1,000M		DCP Midstream, LLC, 9.75%, 3/15/2019 (a)	1,281,710
1,000M		DCP Midstream Operating, LP, 2.5%, 12/1/2017	1,021,132

102

Principal
Amount	Security	Value
	Energy (continued)
$ 2,000M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	$ 2,114,112
1,000M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	957,211
1,500M	Nabors Industries, Inc., 6.15%, 2/15/2018	1,694,132
1,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	976,817
1,000M	Petrobras International Finance Co., 5.375%, 1/27/2021	1,015,820
1,000M	Reliance Holdings USA, Inc., 4.5%, 10/19/2020 (a)	1,047,569
1,500M	Spectra Energy Capital, LLC, 6.2%, 4/15/2018	1,696,649
1,000M	Suncor Energy, Inc., 6.1%, 6/1/2018	1,143,906
1,500M	Valero Energy Corp., 9.375%, 3/15/2019	1,930,740
1,500M	Weatherford International, Inc., 6.35%, 6/15/2017	1,683,077
		20,490,940
	Financial Services—3.8%
1,500M	Aflac, Inc., 8.5%, 5/15/2019	1,900,333
	American Express Co.:
500M	6.15%, 8/28/2017	563,319
1,000M	7%, 3/19/2018	1,165,187
1,000M	4.05%, 12/3/2042	950,081
	American International Group, Inc.:
750M	8.25%, 8/15/2018	916,871
1,000M	6.4%, 12/15/2020	1,191,275
1,500M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	1,701,043
1,000M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	1,030,568
2,000M	BlackRock, Inc., 5%, 12/10/2019	2,262,728
1,000M	CoBank ACB, 7.875%, 4/16/2018 (a)	1,184,863
	ERAC USA Finance, LLC:
1,000M	6.375%, 10/15/2017 (a)	1,138,402
1,000M	4.5%, 8/16/2021 (a)	1,084,524
1,000M	3.3%, 10/15/2022 (a)	992,820
2,000M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	2,502,456
	General Electric Capital Corp.:
1,000M	5.625%, 9/15/2017	1,118,166
500M	5.625%, 5/1/2018	565,548
2,000M	5.3%, 2/11/2021	2,255,936
500M	6.75%, 3/15/2032	661,071
1,000M	Harley-Davidson Funding Corp., 5.75%, 12/15/2014 (a)	1,010,648
1,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	1,078,300
1,000M	Protective Life Corp., 7.375%, 10/15/2019	1,224,187
2,000M	Prudential Financial, Inc., 7.375%, 6/15/2019	2,438,216
1,000M	Siemens Financieringsmaatschappij NV, 5.75%, 10/17/2016 (a)	1,097,295
		30,033,837

103

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2014

Principal
Amount	Security	Value
	Financials—4.7%
	Bank of America Corp.:
$ 3,500M	5.65%, 5/1/2018	$ 3,896,228
1,000M	5%, 5/13/2021	1,099,715
	Barclays Bank, PLC:
2,500M	6.75%, 5/22/2019	2,974,400
1,000M	5.125%, 1/8/2020	1,123,396
3,500M	Citigroup, Inc., 6.125%, 11/21/2017	3,951,220
1,000M	Deutsche Bank AG London, 3.7%, 5/30/2024	993,317
	Goldman Sachs Group, Inc.:
2,600M	5.375%, 3/15/2020	2,896,829
1,000M	3.625%, 1/22/2023	994,444
1,000M	6.125%, 2/15/2033	1,200,292
	JPMorgan Chase & Co.:
3,000M	6%, 1/15/2018	3,378,084
1,000M	4.5%, 1/24/2022	1,073,101
	Morgan Stanley:
2,550M	6.625%, 4/1/2018	2,922,632
2,000M	5.5%, 7/28/2021	2,255,852
1,500M	SunTrust Banks, Inc., 6%, 9/11/2017	1,685,784
1,000M	UBS AG, 4.875%, 8/4/2020	1,114,623
2,000M	U.S. Bancorp, 3.6%, 9/11/2024	1,980,540
	Wells Fargo & Co.:
1,500M	4.6%, 4/1/2021	1,645,047
1,500M	3.45%, 2/13/2023	1,475,550
		36,661,054
	Food/Beverage/Tobacco—2.2%
1,500M	Altria Group, Inc., 9.7%, 11/10/2018	1,934,007
1,000M	Anheuser-Busch InBev SA/NV, 4.625%, 2/1/2044	1,017,047
	Anheuser-Busch InBev Worldwide, Inc.:
2,000M	6.875%, 11/15/2019	2,402,520
500M	5.375%, 1/15/2020	564,750
1,000M	Bottling Group, LLC, 5.125%, 1/15/2019	1,120,087
1,750M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	2,177,647
1,500M	Diageo Capital, PLC, 5.75%, 10/23/2017	1,686,387
1,500M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	1,746,226
1,000M	Ingredion, Inc., 4.625%, 11/1/2020	1,072,616
1,000M	Philip Morris International, Inc., 5.65%, 5/16/2018	1,131,886

104

Principal
Amount	Security	Value
	Food/Beverage/Tobacco (continued)
	SABMiller Holdings, Inc.:
$ 1,500M	3.75%, 1/15/2022 (a)	$ 1,531,346
1,000M	4.95%, 1/15/2042 (a)	1,044,587
		17,429,106
	Forest Products/Container—.2%
1,000M	Rock-Tenn Co., 4.9%, 3/1/2022	1,073,592
	Health Care—1.4%
2,000M	Biogen IDEC, Inc., 6.875%, 3/1/2018	2,322,878
2,500M	Express Scripts Holding Co., 4.75%, 11/15/2021	2,734,345
1,000M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	1,013,096
1,000M	Mylan, Inc., 3.125%, 1/15/2023 (a)	957,000
1,000M	Novartis Capital Corp., 4.4%, 5/6/2044	1,044,237
1,000M	Novartis Securities Investments, Ltd., 5.125%, 2/10/2019	1,124,163
1,000M	Quest Diagnostics, Inc., 6.4%, 7/1/2017	1,130,115
577M	Roche Holdings, Inc., 6%, 3/1/2019 (a)	669,346
		10,995,180
	Information Technology—.4%
1,500M	Harris Corp., 4.4%, 12/15/2020	1,597,278
1,500M	Symantec Corp., 3.95%, 6/15/2022	1,520,520
		3,117,798
	Manufacturing—.9%
2,000M	CRH America, Inc., 8.125%, 7/15/2018	2,416,620
1,000M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	1,172,190
1,000M	John Deere Capital Corp., 5.35%, 4/3/2018	1,119,069
2,000M	Tyco Electronics Group SA, 6.55%, 10/1/2017	2,278,950
		6,986,829
	Media-Broadcasting—.9%
1,000M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	1,273,387
1,750M	CBS Corp., 3.375%, 3/1/2022	1,755,239
	Comcast Corp.:
2,000M	5.15%, 3/1/2020	2,269,574
1,000M	4.25%, 1/15/2033	1,015,350
1,000M	DirecTV Holdings, LLC, 3.8%, 3/15/2022	1,018,011
		7,331,561

105

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2014

Principal
Amount	Security	Value
	Media-Diversified—.1%
$ 1,000M	McGraw-Hill Financial, Inc., 5.9%, 11/15/2017	$ 1,099,216
	Metals/Mining—1.2%
1,500M	Alcoa, Inc., 6.15%, 8/15/2020	1,655,290
1,500M	ArcelorMittal, 6.125%, 6/1/2018	1,593,750
1,000M	Glencore Finance Canada, Ltd., 4.95%, 11/15/2021 (a)	1,065,765
1,500M	Newmont Mining Corp., 5.125%, 10/1/2019	1,630,652
1,500M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	1,558,461
1,500M	Vale Overseas, Ltd., 5.625%, 9/15/2019	1,682,510
		9,186,428
	Real Estate Investment Trusts—.9%
1,500M	Boston Properties, LP, 5.875%, 10/15/2019	1,729,945
1,500M	Digital Realty Trust, LP, 5.25%, 3/15/2021	1,630,255
	HCP, Inc.:
500M	6.7%, 1/30/2018	575,622
1,000M	5.375%, 2/1/2021	1,117,346
1,500M	Ventas Realty, LP, 4.75%, 6/1/2021	1,635,360
		6,688,528
1,500M	GAP, Inc., 5.95%, 4/12/2021	1,708,232
1,000M	Home Depot, Inc., 5.875%, 12/16/2036	1,235,422
		2,943,654
	Telecommunications—.3%
1,000M	AT&T, Inc., 6.5%, 9/1/2037	1,218,899
1,000M	Verizon Communications, Inc., 5.15%, 9/15/2023	1,108,172
		2,327,071
	Transportation—.7%
2,000M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	2,204,082
1,000M	Con-way, Inc., 7.25%, 1/15/2018	1,151,577
1,000M	GATX Corp., 4.75%, 6/15/2022	1,082,787
1,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	1,076,389
		5,514,835
	Utilities—1.5%
925M	Arizona Public Service Co., 8.75%, 3/1/2019	1,176,178
1,000M	Atmos Energy Corp., 8.5%, 3/15/2019	1,255,361
1,000M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	1,130,191

106

Principal
Amount	Security	Value
	Utilities (continued)
$ 1,000M	Electricite de France SA, 6.5%, 1/26/2019 (a)	$ 1,173,551
1,500M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	1,665,017
265M	Great River Energy Co., 5.829%, 7/1/2017 (a)	285,417
1,000M	National Fuel Gas Co., 8.75%, 5/1/2019	1,243,764
2,000M	Ohio Power Co., 5.375%, 10/1/2021	2,320,560
1,000M	Sempra Energy, 9.8%, 2/15/2019	1,304,357
		11,554,396
	Waste Management—.1%
1,000M	Republic Services, Inc., 3.8%, 5/15/2018	1,063,280
Total Value of Corporate Bonds (cost $180,998,978)		188,185,368
	U.S. GOVERNMENT OBLIGATIONS—4.0%
	U.S. Treasury Notes:
19,500M	1.375%, 12/31/2018	19,304,239
12,000M	0.625%, 1/15/2024 (TIPS)	12,322,839
Total Value of U.S. Government Obligations (cost $32,033,604)		31,627,078
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—3.3%
	Fannie Mae—2.4%
2,031M	3%, 3/1/2027 – 7/1/2027	2,099,321
3,010M	3.5%, 10/1/2025 – 8/1/2043	3,183,036
3,777M	4%, 12/1/2040 – 10/1/2041	3,988,426
3,778M	5%, 3/1/2034 – 11/1/2040	4,202,645
3,077M	5.5%, 5/1/2033 – 10/1/2039	3,438,405
555M	6%, 5/1/2036 – 8/1/2037	632,494
499M	6.5%, 11/1/2033 – 6/1/2036	567,945
656M	7%, 3/1/2032 – 8/1/2032	728,774
		18,841,046
	Freddie Mac—.9%
2,297M	3.5%, 9/1/2032 – 7/1/2044	2,367,840
890M	4%, 11/1/2040	950,044
1,165M	4.5%, 10/1/2040	1,270,689
1,868M	5.5%, 5/1/2038 – 10/1/2039	2,104,781
221M	6%, 9/1/2032	248,426
		6,941,780

Total Value of Residential Mortgage-Backed Securities (cost $24,941,822)		25,782,826

107

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2014

Principal
Amount	Security	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS—.9%
	Federal Farm Credit Bank:
$ 2,000M	2.45%, 8/5/2020	$ 1,997,332
1,000M	2.79%, 11/12/2020	1,001,796
	Freddie Mac:
1,000M	5.125%, 10/18/2016	1,090,422
1,000M	1.25%, 5/12/2017	1,007,364
1,500M	5.125%, 11/17/2017	1,676,853
Total Value of U.S. Government Agency Obligations (cost $6,709,316)		6,773,767
	MUNICIPAL BONDS—.3%
1,000M	University of Massachusetts Bldg. Auth. Rev., 2.108%, 11/1/2019	1,008,300
1,750M	Yale University, Connecticut, 2.086%, 4/15/2019	1,755,511
Total Value of Municipal Bonds (cost $2,750,000)		2,763,811
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—8.1%
	Federal Home Loan Bank:
5,000M	0.03%, 10/22/2014	4,999,912
12,500M	0.003%, 10/29/2014	12,499,971
7,000M	0.02%, 11/3/2014	6,999,872
17,500M	0.003%, 11/4/2014	17,499,950
8,600M	0.02%, 11/14/2014	8,599,790
4,000M	0.015%, 11/21/2014	3,999,915
8,500M	0.025%, 11/21/2014	8,499,699
Total Value of Short-Term U.S. Government
Agency Obligations (cost $63,099,109)		63,099,109
Total Value of Investments (cost $587,992,851)	99.5%	778,560,334
Other Assets, Less Liabilities	.5	3,801,127
Net Assets	100.0%	$ 782,361,461

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

Summary of Abbreviations:

ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation-Protected Securities

108

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$460,328,375	$—	$—	$460,328,375
Corporate Bonds	—	188,185,368	—	188,185,368
U.S. Government Obligations	—	31,627,078	—	31,627,078
Residential Mortgage-Backed
Securities	—	25,782,826	—	25,782,826
U.S. Government Agency
Obligations	—	6,773,767	—	6,773,767
Municipal Bonds	—	2,763,811	—	2,763,811
Short-Term U.S. Government
Agency Obligations	—	63,099,109	—	63,099,109
Total Investments in Securities*	$460,328,375	$318,231,959	$—	$778,560,334

* The Portfolio of Investments provides information on the industry categorization for common stocks and corporate bonds.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	109

Portfolio Manager’s Letter
EQUITY INCOME FUND

Dear Investor:

This is the annual report for the First Investors Equity Income Fund for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net asset value basis was 14.48% for Class A shares, 13.49% for Class B shares, 14.57% for Advisor Class shares and 14.88% for Institutional Class shares, including dividends of 13.9 cents per share on Class A shares, 5.2 cents per share on Class B shares, 14.6 cents per share on Advisor Class shares and 16.7 cents per share on Institutional Class shares. In addition, the Fund distributed capital gains of 15.2 cents per share on each class of shares.

The Fund primarily invests in dividend-paying stocks and this year, with interest rates moving lower, the Fund’s high-yielding stocks performed very well, outperforming the high dividend yielding stocks of its benchmark, the S&P 500 Index. The Fund under-performed the Index in the non-dividend-paying large-cap stocks, primarily technology, which had a very strong year. The Fund was also disadvantaged in its small-cap weighting versus the benchmark. While the benchmark has virtually no small-cap allocations, the Fund has a healthy allocation to small-caps, which underperformed both large- and mid-cap stocks in the fiscal year.

The Fund’s absolute performance is attributable to positive stock selection in the health-care and technology sectors. Actavis PLC has been on an acquisition spree over the past year and the acquired earnings and cash flow have led to healthy stock returns. The Fund acquired the stock when one of our previous holdings, Warner Chilcott, was bought by Actavis in an all-stock deal. In February of this year Actavis acquired Forest Labs in a highly accretive deal that should add to earnings growth with new products and higher cost saves. Johnson and Johnson, a top ten holding of the Fund, has benefited from strong pharmaceutical sales this year. The company has beaten market expectations based on a very strong pipeline of drugs and a consumer business that has rebounded from some manufacturing issues it faced last year.

In technology, Intel surprised many investors this year with its strong performance. With the growth of tablets and iPads, many thought the PC was a thing of the past but a corporate upgrade cycle has brought PC demand above expectations. Growth in servers that power cloud-based technologies has far exceeded market expectations. Apple’s latest generation of their iPhone has generated great demand as the consumer seems to be craving the larger screen size, but Apple is also seeing very strong demand for their PCs and that is also driving higher earnings and cash flow. You may recall that in last year’s letter we talked about purchasing stock in Apple after the stock price was down significantly in 2013. Our patience has been rewarded with strong price appreciation, a dividend increase and another buyback of $30 billion that was announced earlier this year.

On a relative basis, the Fund outperformed the benchmark in the consumer discretionary and utility sectors and underperformed the benchmark in the technology and industrial sector.

110

While Apple performed well on an absolute basis, it was an area of underperformance on a relative basis compared to the S&P 500. The current weighting for Apple in the S&P 500 is over 3% and therefore caused a significant relative underperformance for the Fund.

The Fund also underperformed in the technology sector because of its mandate to invest primarily in dividend-paying stocks, so the Fund didn’t participate in the strong stock performance of Google or Facebook, which do not pay a dividend and were strong contributors to the benchmark’s performance.

In industrials, the Fund’s small- and mid-cap names did not perform to the expectations we had. ADT, the home security provider, suffered from higher than expected turnover of customers, sales disruptions and some higher cost as installation of new products had a longer learning curve for their installation crews. With the higher margins the new products offer the company and the sales disruptions appearing to be behind them, we think the business is stabilizing and should offer healthy returns with a nice dividend yield going forward.

In consumer discretionary, the Fund had a strong year and great returns from Hanes-brands. The apparel maker recently closed on two acquisitions that provide it with significant runway for future earnings growth and tremendous free cash flow. It acquired Maidenform, which had strong brands but a poor cost structure, and DBApparel, which gave it a much-needed gateway into Europe. We believe both companies offer Hanes-brands significant synergies as they will be able to improve margins using Hanesbrands best in class manufacturing, distribution and technology. Hanesbrands also raised the dividend by 50% this year and we expect more dividend growth as the cash flow from these acquisitions continues to grow.

As we look forward, we believe dividend-paying stocks should be a focus for any investor. Dividend-paying stocks tend to outperform non-dividend-paying stocks when interest rates are either rising or falling. If we look at stock returns since the 1970’s, dividend-paying stocks have outperformed the S&P 500 Index. The Fund is focused on finding those stocks that not only provide yield and stability but provide dividend growth and appreciation.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

111

Fund Expenses (unaudited)
EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	1.20%
Actual		$1,000.00	$1,039.27	$ 6.13
Hypothetical**		$1,000.00	$1,019.05	$ 6.07
Class B Shares	2.04%
Actual		$1,000.00	$1,034.99	$10.41
Hypothetical**		$1,000.00	$1,014.84	$10.30
Advisor Class Shares	0.80%
Actual		$1,000.00	$1,040.29	$ 4.09
Hypothetical**		$1,000.00	$1,021.06	$ 4.05
Institutional Class Shares	0.80%
Actual		$1,000.00	$1,041.40	$ 4.09
Hypothetical**		$1,000.00	$1,021.06	$ 4.05

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

112

Cumulative Performance Information (unaudited)
EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Equity Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	14.48%	13.49%	14.57%	14.88%
Five Years	12.70%	11.85%	N/A	N/A
Ten Years, Since Inception**	7.03%	6.38%	15.18%	15.44%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	7.88%	9.49%	14.57%	14.88%
Five Years	11.36%	11.59%	N/A	N/A
Ten Years, Since Inception**	6.40%	6.38%	15.18%	15.44%

The graph compares a $10,000 investment in the First Investors Equity Income Fund (Class A shares) beginning 9/30/04 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

113

Cumulative Performance Information (unaudited) (continued)
EQUITY INCOME FUND

*Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class were waived or assumed. If such expenses had been paid by the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 12.61%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

114

Portfolio of Investments
EQUITY INCOME FUND
September 30, 2014

Shares		Security	Value
		COMMON STOCKS—93.2%
		Consumer Discretionary—11.7%
94,500	*	Belmond, Ltd. – Class “A”	$ 1,101,870
40,000		BorgWarner, Inc.	2,104,400
50,568		CBS Corporation – Class “B”	2,705,388
94,912		CBS Outdoor Americas, Inc.	2,841,665
138,000		Comcast Corporation – Special Shares “A”	7,383,000
79,300		CST Brands, Inc.	2,850,835
50,000		Delphi Automotive, PLC	3,067,000
197,800		Extended Stay America, Inc.	4,695,772
100,000		Ford Motor Company	1,479,000
50,000		Hanesbrands, Inc.	5,372,000
40,800		Harman International Industries, Inc.	4,000,032
42,200		Home Depot, Inc.	3,871,428
45,000		Lear Corporation	3,888,450
41,100		McDonald’s Corporation	3,896,691
82,400		Newell Rubbermaid, Inc.	2,835,384
219,400		Regal Entertainment Group – Class “A”	4,361,672
67,133		Time Warner, Inc.	5,049,073
15,000		Tupperware Brands Corporation	1,035,600
26,900		Walt Disney Company	2,394,907
			64,934,167
		Consumer Staples—9.1%
200,000		Altria Group, Inc.	9,188,000
64,200		Coca-Cola Company	2,738,772
91,700		CVS Health Corporation	7,298,403
25,000		Dr. Pepper Snapple Group, Inc.	1,607,750
23,300		Kimberly-Clark Corporation	2,506,381
73,066		Kraft Foods Group, Inc.	4,120,922
62,400		Nu Skin Enterprises, Inc. – Class “A”	2,809,872
63,500		PepsiCo, Inc.	5,911,215
87,300		Philip Morris International, Inc.	7,280,820
62,900		Procter & Gamble Company	5,267,246
29,400		Wal-Mart Stores, Inc.	2,248,218
			50,977,599
		Energy—9.4%
79,400		Chevron Corporation	9,474,008
101,500		ConocoPhillips	7,766,780
48,000		Devon Energy Corporation	3,272,640
56,300		Enable Midstream Partners, LP	1,387,232

115

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2014

Shares		Security	Value
		Energy (continued)
32,500		Ensco, PLC – Class “A”	$ 1,342,575
47,400		ExxonMobil Corporation	4,457,970
69,600		Halliburton Company	4,489,896
119,600		Marathon Oil Corporation	4,495,764
27,700		Marathon Petroleum Corporation	2,345,359
64,500		Occidental Petroleum Corporation	6,201,675
50,500		Royal Dutch Shell, PLC – Class “A” (ADR)	3,844,565
86,300		Suncor Energy, Inc.	3,119,745
			52,198,209
		Financials—15.2%
52,600		ACE, Ltd.	5,516,162
45,000		American Express Company	3,939,300
16,300		Ameriprise Financial, Inc.	2,011,094
123,000		Berkshire Hills Bancorp, Inc.	2,889,270
142,200		Brixmor Property Group, Inc. (REIT)	3,165,372
33,556		Chubb Corporation	3,056,281
6,400	*	Citizens Financial Group, Inc.	149,888
65,000		Discover Financial Services	4,185,350
275,000		Financial Select Sector SPDR Fund (ETF)	6,371,750
39,600		Invesco, Ltd.	1,563,408
40,000		iShares S&P U.S. Preferred Stock Index Fund (ETF)	1,580,800
167,800		JPMorgan Chase & Company	10,108,272
135,000		MetLife, Inc.	7,252,200
88,700		Oritani Financial Corporation	1,249,783
52,900		PNC Financial Services Group, Inc.	4,527,182
56,500		Protective Life Corporation	3,921,665
56,700		Select Income REIT (REIT)	1,363,635
249,300		Sterling Bancorp	3,188,547
27,800		Travelers Companies, Inc.	2,611,532
93,300		U.S. Bancorp	3,902,739
108,500		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	2,202,550
173,500		Wells Fargo & Company	8,999,445
130,500		Westfield Financial, Inc.	921,330
			84,677,555

116

Shares		Security	Value
		Health Care—13.9%
43,600		Abbott Laboratories	$ 1,813,324
141,100		AbbVie, Inc.	8,149,936
20,240	*	Actavis, PLC	4,883,507
54,600		Baxter International, Inc.	3,918,642
50,000		Covidien, PLC	4,325,500
57,400		GlaxoSmithKline, PLC (ADR)	2,638,678
96,400		Johnson & Johnson	10,275,276
22,000		McKesson Corporation	4,282,740
195,211		Merck & Company, Inc.	11,572,108
65,000		Omnicare, Inc.	4,046,900
15,900		Perrigo Company, PLC	2,388,021
394,224		Pfizer, Inc.	11,657,204
45,700	*	Prestige Brands Holdings, Inc.	1,479,309
25,500		Thermo Fisher Scientific, Inc.	3,103,350
81,952		Zoetis, Inc.	3,028,127
			77,562,622
		Industrials—10.7%
38,600		3M Company	5,468,848
52,000		A.O. Smith Corporation	2,458,560
99,637		ADT Corporation	3,533,128
48,000		Altra Industrial Motion Corporation	1,399,680
30,000		Eaton Corporation, PLC	1,901,100
30,000		G&K Services, Inc. – Class “A”	1,661,400
30,000	*	Generac Holdings, Inc.	1,216,200
17,800		General Dynamics Corporation	2,262,202
391,400		General Electric Company	10,027,668
57,100		Greenbrier Companies, Inc.	4,189,998
61,900		Honeywell International, Inc.	5,764,128
91,450		ITT Corporation	4,109,763
48,700		Kforce, Inc.	953,059
16,372		Pentair, PLC	1,072,202
20,000		Snap-On, Inc.	2,421,600
64,075		Tyco International, Ltd.	2,855,823
31,700		United Parcel Service, Inc. – Class “B”	3,115,793
47,500		United Technologies Corporation	5,016,000
			59,427,152

117

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2014

Shares	Security	Value
	Information Technology—11.3%
74,900	Apple, Inc.	$ 7,546,175
21,600	Automatic Data Processing, Inc.	1,794,528
40,000	Avago Technologies, Ltd.	3,480,000
317,100	Cisco Systems, Inc.	7,981,407
75,000	EMC Corporation	2,194,500
264,700	Intel Corporation	9,216,854
71,700	Intersil Corporation – Class “A”	1,018,857
185,000	Juniper Networks, Inc.	4,097,750
144,100	Mentor Graphics Corporation	2,953,330
76,800	Methode Electronics, Inc.	2,831,616
90,000	Microchip Technology, Inc.	4,250,700
220,000	Microsoft Corporation	10,199,200
42,800	QUALCOMM, Inc.	3,200,156
39,200	TE Connectivity, Ltd.	2,167,368
		62,932,441
	Materials—4.2%
26,600	Cytec Industries, Inc.	1,257,914
76,900	Dow Chemical Company	4,032,636
60,100	DuPont (E.I.) de Nemours & Company	4,312,776
86,200	Freeport-McMoRan Copper & Gold, Inc.	2,814,430
85,900	International Paper Company	4,100,866
41,700	LyondellBasell Industries NV – Class “A”	4,531,122
25,000	Westlake Chemical Corporation	2,164,750
		23,214,494
	Telecommunication Services—3.0%
165,730	AT&T, Inc.	5,840,325
211,800	Verizon Communications, Inc.	10,587,882
		16,428,207
	Utilities—4.7%
64,500	American Electric Power Company, Inc.	3,367,545
40,000	Dominion Resources, Inc.	2,763,600
35,000	Duke Energy Corporation	2,616,950
35,100	NextEra Energy, Inc.	3,295,188
105,900	NiSource, Inc.	4,339,782

118

Shares or
Principal
Amount	Security	Value
	Utilities (continued)
69,000	Portland General Electric Company	$ 2,216,280
135,000	PPL Corporation	4,433,400
76,200	Vectren Corporation	3,040,380
		26,073,125
Total Value of Common Stocks (cost $368,621,843)		518,425,571
	PREFERRED STOCKS—.4%
	Financials
50,500	Digital Realty Trust, Inc., Series G, 5.875%, 2049 (REIT)	1,124,130
46,000	Urstadt Biddle Properties, Inc., Series F, 7.125%, 2049 (REIT)	1,184,730
Total Value of Preferred Stocks (cost $2,403,576)		2,308,860
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—6.1%
	Federal Home Loan Bank:
$ 3,000M	0.003%, 10/29/2014	2,999,993
18,000M	0.02%, 11/3/2014	17,999,670
6,000M	0.003%, 11/4/2014	5,999,983
3,000M	0.015%, 11/21/2014	2,999,936
2,600M	0.04%, 12/12/2014	2,599,792
1,210M	0.03%, 12/19/2014	1,209,921
Total Value of Short-Term U.S. Government
Agency Obligations (cost $33,809,295)		33,809,295
Total Value of Investments (cost $404,834,714)	99.7%	554,543,726
Other Assets, Less Liabilities	.3	1,718,022
Net Assets	100.0%	$ 556,261,748

*	Non-income producing

Summary of Abbreviations:

ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

119

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2014

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$518,425,571	$—	$—	$518,425,571
Preferred Stocks	2,308,860	—	—	2,308,860
Short-Term U.S. Government
Agency Obligations	—	33,809,295	—	33,809,295
Total Investments in Securities*	$520,734,431	$33,809,295	$—	$554,543,726

*	The Portfolio of Investments provides information on the industry categorization for common stocks and preferred stocks.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

120	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Growth & Income Fund for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net asset value basis was 15.26% for Class A shares, 14.32% for Class B shares, 15.67% for Advisor Class shares and 15.75% for Institutional Class shares. The Fund declared dividends of 19.7 cents per share on Class A shares, 19.9 cents per share on Advisor Class shares and 28.4 cents per share on Institutional Class shares. The Fund did not declare a dividend on Class B shares. The Fund declared capital gains of 68.4 cents per share on each class of shares.

During the period under review, the Fund’s performance was driven by a combination of gradually improving economic conditions in the U.S., accommodative monetary policy from the Federal Reserve (“Fed”), and improving corporate fundamentals. Increased market volatility towards the end of the period under review also impacted the Fund’s results.

Investor sentiment continued to be strong, with stocks benefitting from solid corporate earnings growth and, to a lesser degree, continued positive re-rating of market-valuation metrics.

Despite numerous challenges throughout the year — including worries over when the Fed would end its bond buying program and raise interest rates; a very slow start to the year as a combination of poor weather and slow demand led to the U.S. economy contracting in the first quarter of 2014; slowing growth in Europe and emerging economies; and numerous global flashpoints — U.S. equity markets shrugged off concerns and continued to deliver solid double digit returns.

This year’s market results were broadly positive overall, with all market sectors participating. Unlike last year where small- and mid-cap stocks led the way, larger-cap stocks set the pace this year as investors became more risk conscious given increased concerns about global growth. Companies with strong profitability, earnings growth, solid balance sheets and strong, free cash-flows led results. Mergers and acquisitions also continued to drive strong performance, especially in the healthcare sector.

These conditions produced a solid year for the Fund on an absolute basis, which continued to invest across all market capitalization segments, allocating 69% of its holdings to large-cap, 14% to mid-cap and 16% to small-cap stocks (ranges defined by Lipper) as of September 30, 2014.

The Fund did underperform its benchmark for the period under review. The large-and mid-cap segments provided positive returns, while the small-cap segment was down for the year. The large-cap segment exceeded the benchmark, while the

121

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

small- and mid-cap segments underperformed. The Fund benefited from good stock selection in the healthcare and information technology sectors, and suffered from weaker stock selection in the industrials and consumer staples sectors. In a period in which dividend-paying stocks underperformed non-dividend-paying stocks, the Fund was disadvantaged by its nearly 85% weighting towards stocks that pay dividends.

Specifically within sector performance, the Fund’s healthcare performers all benefit-ted from strong earnings results: Gilead Sciences, the biopharmaceutical company, was up 69% as the company delivered strong business results, received Food and Drug Administration (“FDA”) approval and strong initial orders for its blockbuster next-generation Hepatitis C drug called Sovaldi, and other drugs in the R&D pipeline showed promise in successful clinical trials. Actavis, a leading generic drug maker, was up 68%, as it reported strong earnings results. During the year, the firm benefit-ted from the acquisition of Warner Chilcott, announced and completed the acquisition of Forest Laboratories in an earnings accretive transaction, and was approached by Pfizer as a potential M&A target. Salix Pharmaceuticals, a leading smaller cap drug manufacturer, also had standout performance. The shares were up 134% as the company continued to deliver strong results, received positive FDA data on two potentially large drug opportunities, and was rumored to have been approached as a potential M&A target.

Within information technologies, several investments benefited the Fund’s performance:

Apple, Inc. was up 48% as solid earnings results, a $30 billion increase in the share repurchase program, a 7 for 1 stock split, and a better than expected launch of the company’s new iPhone lineup drove the stock higher. Semiconductor manufacturer Avago Technologies had a very strong year, gaining 101% as the company benefited from strong quarterly results, completed the accretive acquisition of competitor LSI Corp., and benefited from the company’s increased content on the very successful launch of the iPhone 6. Longtime holding Microsoft also produced positive returns for the Fund, as its shares were up 39%. Shares rallied as the company hired Satya Nadella to the CEO position, delivered strong results on better than expected PC demand, announced a large cost cutting plan and agreed to purchase game company Mojang.

The consumer staples and industrials sectors were the largest sources of underperformance for the year. After providing the Fund with its best performance in 2013, Nu Skin Enterprises was the source of the Fund’s largest underperformance as the stock was down 53%. After seeing robust sales and profit growth in the previous year, the direct seller of personal and nutritional products was forced to temporarily halt recruitment of new distributors in China following a government regulator announcing that it was looking into the company’s recruiting and sales practices. While the

122

company has been cleared, and has resumed sales recruitment in China, Nu Skin’s business results came in much lower than expected throughout the year as the direct seller has had a slower ramp up back to previous levels.

In the industrials sector, NeuStar —a services company that provides local number portability services in the U.S.—was down 50% as concerns about the company’s largest contract were confirmed as an advisory committee to the Federal Communications Commission (“FCC”) recommended that the contract be awarded to NeuStar’s competitor. This caused investors to fear that the company would lose the Local Number Portability Administration (“LNPA”) contract that makes up a material portion of the company’s profits. The shares were sold from the portfolio during the fiscal year.

To a lesser degree, the Fund underperformed the Index within the financial sector due to a longstanding underweight position in that sector. With increased costs from greater regulation, and ongoing effects from low interest rates due to the Fed’s quantitative easing, financial sector profit growth remains weak, impacting these companies’ ability to raise dividends and repurchase stock. We have opted to invest in other sectors which we believe provide better near-term opportunities.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

123

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	1.14%
Actual		$1,000.00	$1,041.32	$5.83
Hypothetical**		$1,000.00	$1,019.35	$5.77
Class B Shares	1.91%
Actual		$1,000.00	$1,037.48	$9.76
Hypothetical**		$1,000.00	$1,015.49	$9.65
Advisor Class Shares	0.73%
Actual		$1,000.00	$1,043.51	$3.74
Hypothetical**		$1,000.00	$1,021.41	$3.70
Institutional Class Shares	0.74%
Actual		$1,000.00	$1,043.57	$3.79
Hypothetical**		$1,000.00	$1,021.36	$3.75

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

124

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	15.26%	14.32%	15.67%	15.75%
Five Years	15.66%	14.84%	N/A	N/A
Ten Years, Since Inception**	8.06%	7.42%	18.53%	18.66%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	8.65%	10.32%	15.67%	15.75%
Five Years	14.29%	14.61%	N/A	N/A
Ten Years, Since Inception**	7.43%	7.42%	18.53%	18.66%

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 9/30/04 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

125

Cumulative Performance Information (unaudited) (continued)
GROWTH & INCOME FUND

* Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class and Institutional Class were waived or assumed. If such expenses had been paid by the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 15.97%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 16.26%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

** The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

126

Portfolio of Investments
GROWTH & INCOME FUND
September 30, 2014

Shares		Security	Value
		COMMON STOCKS—99.7%
		Consumer Discretionary—14.4%
307,900	*	Belmond, Ltd. – Class “A”	$ 3,590,114
250,000		BorgWarner, Inc.	13,152,500
390,000		CBS Corporation – Class “B”	20,865,000
305,000		Delphi Automotive, PLC	18,708,700
240,000		Extended Stay America, Inc.	5,697,600
500,000		Ford Motor Company	7,395,000
135,000		GNC Holdings, Inc. – Class “A”	5,229,900
150,000		Harman International Industries, Inc.	14,706,000
180,000		Home Depot, Inc.	16,513,200
270,400	*	Jarden Corporation	16,253,744
315,000		L Brands, Inc.	21,098,700
195,000		Lear Corporation	16,849,950
155,500		Macy’s, Inc.	9,046,990
140,000		Magna International, Inc.	13,287,400
65,000		McDonald’s Corporation	6,162,650
325,000		Newell Rubbermaid, Inc.	11,183,250
150,800		Penske Automotive Group, Inc.	6,120,972
155,900		Pier 1 Imports, Inc.	1,853,651
21,700	*	Steiner Leisure, Ltd.	815,703
110,000	*	TRW Automotive Holdings Corporation	11,137,500
175,000		Tupperware Brands Corporation	12,082,000
5,000	*	Vince Holding Corporation	151,300
160,000		Walt Disney Company	14,244,800
140,000		Wyndham Worldwide Corporation	11,376,400
			257,523,024
		Consumer Staples—8.0%
450,000		Altria Group, Inc.	20,673,000
250,000		Avon Products, Inc.	3,150,000
432,600		Coca-Cola Company	18,454,716
270,000		CVS Health Corporation	21,489,300
140,000		Herbalife, Ltd.	6,125,000
318,300		Nu Skin Enterprises, Inc. – Class “A”	14,333,049
165,000		PepsiCo, Inc.	15,359,850
275,000		Philip Morris International, Inc.	22,935,000
105,000		Procter & Gamble Company	8,792,700
160,000		Wal-Mart Stores, Inc.	12,235,200
			143,547,815

127

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2014

Shares		Security	Value
		Energy—9.8%
138,000		Anadarko Petroleum Corporation	$ 13,998,720
144,800		Chevron Corporation	17,277,536
230,000		ConocoPhillips	17,599,600
245,000		Devon Energy Corporation	16,704,100
145,000		Ensco, PLC – Class “A”	5,989,950
200,000		ExxonMobil Corporation	18,810,000
100,000		Hess Corporation	9,432,000
6,920		Hugoton Royalty Trust	62,072
300,000		Marathon Oil Corporation	11,277,000
169,999		Marathon Petroleum Corporation	14,393,815
160,000		National Oilwell Varco, Inc.	12,176,000
93,100		Noble Corporation, PLC	2,068,682
100,000		Occidental Petroleum Corporation	9,615,000
115,000		Phillips 66	9,350,650
48,300		Schlumberger, Ltd.	4,911,627
350,200		Suncor Energy, Inc.	12,659,730
			176,326,482
		Financials—9.7%
230,000		American Express Company	20,134,200
140,000		Ameriprise Financial, Inc.	17,273,200
532,500		Brixmor Property Group, Inc. (REIT)	11,853,450
31,200	*	Citizens Financial Group, Inc.	730,704
275,000		Discover Financial Services	17,707,250
100,000		Financial Select Sector SPDR Fund (ETF)	2,317,000
187,500	*	Health Insurance Innovations, Inc. – Class “A”	2,023,125
85,000		Invesco, Ltd.	3,355,800
396,730		JPMorgan Chase & Company	23,899,015
100,000		Morgan Stanley	3,457,000
165,000		PNC Financial Services Group, Inc.	14,120,700
50,000		SPDR S&P 500 ETF Trust (ETF)	9,851,000
100,000		SPDR S&P Regional Banking (ETF)	3,786,000
540,000		Sunstone Hotel Investors, Inc. (REIT)	7,462,800
355,000		U.S. Bancorp	14,849,650
385,100		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	7,817,530
237,050		Wells Fargo & Company	12,295,784
			172,934,208

128

Shares		Security	Value
		Health Care—18.3%
400,000		Abbott Laboratories	$ 16,636,000
370,000		AbbVie, Inc.	21,371,200
151,344	*	Actavis, PLC	36,516,280
175,000		Baxter International, Inc.	12,559,750
75,000		Covidien, PLC	6,488,250
200,000	*	Express Scripts Holding Company	14,126,000
520,000	*	Gilead Sciences, Inc.	55,354,000
270,625		Johnson & Johnson	28,845,919
9,375	*	Mallinckrodt, PLC	845,156
70,900		McKesson Corporation	13,802,103
325,000		Merck & Company, Inc.	19,266,000
330,000	*	Mylan, Inc.	15,011,700
185,000		Omnicare, Inc.	11,518,100
829,301		Pfizer, Inc.	24,522,431
170,000		Phibro Animal Health Corporation – Class “A”	3,809,700
80,000	*	Salix Pharmaceuticals, Ltd.	12,499,200
260,000		Thermo Fisher Scientific, Inc.	31,642,000
103,905		Zoetis, Inc.	3,839,290
			328,653,079
		Industrials—12.1%
175,000		3M Company	24,794,000
450,000		ADT Corporation	15,957,000
250,000		Altra Industrial Motion Corporation	7,290,000
90,000	*	Armstrong World Industries, Inc.	5,040,000
77,000		Caterpillar, Inc.	7,625,310
90,000		Dover Corporation	7,229,700
255,000	*	Generac Holdings, Inc.	10,337,700
385,000		General Electric Company	9,863,700
160,000		Greenbrier Companies, Inc.	11,740,800
209,700		Honeywell International, Inc.	19,527,264
215,000		ITT Corporation	9,662,100
20,000		Lockheed Martin Corporation	3,655,600
145,000		Ryder System, Inc.	13,045,650
90,000		Snap-On, Inc.	10,897,200
190,000	*	TAL International Group, Inc.	7,837,500
110,000		Textainer Group Holdings, Ltd.	3,423,200
335,000		Textron, Inc.	12,056,650

129

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2014

Shares		Security	Value
		Industrials (continued)
275,000		Tyco International, Ltd.	$ 12,256,750
70,000	*	United Rentals, Inc.	7,777,000
154,700		United Technologies Corporation	16,336,320
			216,353,444
		Information Technology—20.1%
2,700		Alibaba Group Holding, Ltd. (ADR)	239,895
350,000	*	Apple, Inc.	35,262,500
325,000	*	ARRIS Group, Inc.	9,215,375
220,000		Avago Technologies, Ltd.	19,140,000
200,000	*	Blackhawk Network Holdings, Inc.	6,480,000
400,000		CDW Corporation	12,420,000
875,000		Cisco Systems, Inc.	22,023,750
100,000	*	eBay, Inc.	5,663,000
850,000		EMC Corporation	24,871,000
475,000		Hewlett-Packard Company	16,848,250
583,775		Intel Corporation	20,327,045
151,425		International Business Machines Corporation	28,745,008
275,000		Intersil Corporation – Class “A”	3,907,750
500,000		Juniper Networks, Inc.	11,075,000
625,000		Mentor Graphics Corporation	12,809,375
375,400		Methode Electronics, Inc.	13,840,998
625,000		Microsoft Corporation	28,975,000
235,000	*	NXP Semiconductors NV	16,081,050
350,000		Oracle Corporation	13,398,000
150,000	*	PTC, Inc.	5,535,000
281,800		QUALCOMM, Inc.	21,070,186
455,200		Symantec Corporation	10,701,752
90,000	*	Synaptics, Inc.	6,588,000
225,000		TE Connectivity, Ltd.	12,440,250
75,000	*	Yahoo!, Inc.	3,056,250
			360,714,434
		Materials—4.5%
100,000		Celanese Corporation – Series “A”	5,852,000
220,000		Cytec Industries, Inc.	10,403,800
425,000		Freeport-McMoRan Copper & Gold, Inc.	13,876,250
200,000		International Paper Company	9,548,000
235,000		LyondellBasell Industries NV – Class “A”	25,535,100

130

Shares or
Principal
Amount		Security	Value
		Materials (continued)
40,000		Praxair, Inc.	$ 5,160,000
135,000		RPM International, Inc.	6,180,300
275,000	*	Trinseo SA	4,325,750
			80,881,200
		Telecommunication Services—2.1%
475,000		AT&T, Inc.	16,739,000
425,000		Verizon Communications, Inc.	21,245,750
			37,984,750
		Utilities—.7%
190,000	*	Dynegy, Inc.	5,483,400
151,100		NiSource, Inc.	6,192,078
			11,675,478
Total Value of Common Stocks (cost $1,080,814,681)			1,786,593,914
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—.1%
$ 2,000M		Federal Home Loan Bank, 0.04%, 10/31/2014 (cost $1,999,933)	1,999,933
Total Value of Investments (cost $1,082,814,614)		99.8%	1,788,593,847
Other Assets, Less Liabilities		.2	2,608,288
Net Assets		100.0%	$ 1,791,202,135

*	Non-income producing

Summary of Abbreviations:

ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

131

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2014

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,786,593,914	$—	$—	$1,786,593,914
Short-Term U.S. Government
Agency Obligations	—	1,999,933	—	1,999,933
Total Investments in Securities*	$1,786,593,914	$1,999,933	$—	$1,788,593,847

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

132	See notes to financial statements

Portfolio Manager’s Letter
GLOBAL FUND

Dear Investor:

This is the annual report for the First Investors Global Fund for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net asset value basis was 10.00% for Class A shares, 9.18% for Class B shares, 10.24% for Advisor Class shares and 10.48% for Institutional Class shares. The Fund declared a dividend of 4.0 cents per share on Class A shares. The Fund did not declare dividends on Class B, Advisor Class or Institutional Class shares. The Fund declared capital gains distributions of 11.0 cents per share on each class of shares.

Global markets advanced during the period as generally solid economic data, coupled with continued accommodative monetary policy from central banks around the world, lifted the enthusiasm for stocks. Despite liquidity concerns in China and tepid economic growth in Europe, market participants were emboldened by signs of expansionary traction in the U.S. and Japan, the world’s largest and third-largest economies, respectively. During the second quarter of 2014, investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. Bullish sentiment was aided by robust merger and acquisition activity, which some view as a sign of confidence in the recovery, and by accommodative monetary policy from central banks around the globe. The European Central Bank (ECB) introduced a set of unconventional measures to fight disinflationary forces and rekindle growth in the eurozone. In addition, the People’s Bank of China (PBOC) announced a cut in the reserve requirement ratio for major banks in order to stimulate lending and support growth. Towards the end of the period, however, the impact of the Russia/Ukraine conflict was felt all over Europe in the form of lower consumer and business confidence. This ongoing geopolitical conflict, combined with disappointing economic data in the region, worried investors who were hoping for a quicker recovery in Europe. Elsewhere, disappointing growth figures in Japan weighed on markets there, while weakening currencies reversed earlier gains in emerging countries.

Within the MSCI All Country World Index, all ten sectors posted positive returns. Health care (+25.8%), information technology (+23.9%) and utilities (+13.6%) led the index, while the materials (+2.7%), consumer discretionary (+6.0%), and industrials (+8.5%) sectors posted more modest gains. On a regional basis, Developed Middle East (+29.8%) and North America (+18.7%) outperformed, while Emerging Middle East (-7.9%) and Japan (+0.9%) lagged.

The Fund’s relative outperformance, on a gross of fees basis, was primarily due to sector allocation, a result of our bottom-up stock selection process, particularly from our overweight allocation to the strong-performing health care sector. Security selection detracted from relative performance, primarily due to weak selection in financials, telecommunication services, and materials. This was partially offset by positive results from selection in the health care, consumer staples, and consumer discretionary sectors. On a regional basis, positive selection

133

Portfolio Manager’s Letter (continued)
GLOBAL FUND

and an underweight exposure to the weaker-performing emerging markets aided relative returns, as did an underweight allocation to Pacific Developed ex Japan. Security selection and an overweight to Japan detracted from relative performance during the period.

Top contributors to relative performance during the period included NXP Semiconductors, a Netherlands-based semi-conductor company; Monster Beverage, a U.S.-based maker of nonalcoholic beverages, including energy drinks, sodas, and fruit juices; and HCA Holdings, a U.S.-based owner and operator of hospitals and related health care entities. AstraZeneca, a U.K.-based multinational pharmaceutical company, was among the top contributors to absolute returns during the period.

The largest detractors from relative performance during the period included Rexel, a France-based global distributor of low voltage electrical products; Orix, a Japan-based multi-faceted financial services firm; and our underweight to Apple, a personal electronic device maker. Sberbank of Russia, a leading commercial bank and lending institution in Russia, and Rakuten, a Japanese electronic commerce and internet retailer, were among the largest detractors from absolute returns.

From a regional perspective, we remain underweight emerging market countries, which continue to exhibit volatility within their equity markets and currencies. In certain countries, however, valuations are beginning to become more attractive. In China, the government is proactively addressing some of the country’s structural imbalances. Growth is not likely to accelerate, but should remain steady and help moderate volatility in the market and create investment opportunities. The Fund also maintains an overweight exposure to Japan and moved from a slight underweight to an overweight in North America. At the end of the period, the portfolio’s largest overweight sector allocations were to health care, industrials, and information technology, while we remained underweight utilities, telecommunication services, and consumer staples, relative to the benchmark.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

134

Fund Expenses (unaudited)
GLOBAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	1.47%
Actual		$1,000.00	$1,030.96	$ 7.48
Hypothetical**		$1,000.00	$1,017.70	$ 7.44
Class B Shares	2.28%
Actual		$1,000.00	$1,026.43	$11.58
Hypothetical**		$1,000.00	$1,013.64	$11.51
Advisor Class Shares	1.03%
Actual		$1,000.00	$1,033.17	$ 5.25
Hypothetical**		$1,000.00	$1,019.91	$ 5.22
Institutional Class Shares	1.02%
Actual		$1,000.00	$1,033.06	$ 5.20
Hypothetical**		$1,000.00	$1,019.96	$ 5.17

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**Assumed rate of return of 5% before expenses.

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

135

Cumulative Performance Information (unaudited)
GLOBAL FUND

Comparison of change in value of $10,000 investment in the First Investors Global Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) All Country World Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	10.00%	9.18%	10.24%	10.48%
Five Years	9.19%	8.41%	N/A	N/A
Ten Years, Since Inception**	6.79%	6.15%	13.75%	14.01%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	3.66%	5.18%	10.24%	10.48%
Five Years	7.90%	8.12%	N/A	N/A
Ten Years, Since Inception**	6.16%	6.15%	13.75%	14.01%

The graph compares a $10,000 investment in the First Investors Global Fund (Class A shares) beginning 9/30/04 with a theoretical investment in the MSCI All Country World Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging market country indices. The Index consists of 45 country indices including 24 developed and 21 emerging market country indices. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

136

*Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 3.61%, 7.88% and 6.15%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 5.13%, 8.09% and 6.13%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 10.19% and 11.20%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 10.43% and 11.57%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

137

Portfolio of Investments
GLOBAL FUND
September 30, 2014

Shares		Security	Value
		COMMON STOCKS—98.2%
		United States—56.3%
121,500		Activision Blizzard, Inc.	$ 2,525,985
46,200		Aetna, Inc.	3,742,200
48,440	*	Alkermes, PLC	2,076,623
11,840	*	Alliance Data Systems Corporation	2,939,517
9,200	*	Amazon.com, Inc.	2,966,448
94,825		American International Group, Inc.	5,122,447
13,825		Ameriprise Financial, Inc.	1,705,729
34,115		Amgen, Inc.	4,791,793
25,185		Anadarko Petroleum Corporation	2,554,766
35,220		Apple, Inc.	3,548,415
151,166		Applied Materials, Inc.	3,266,697
9,000		Artisan Partners Asset Management, Inc. – Class “A”	468,450
25,255		BlackRock, Inc.	8,291,722
213,620		Bristol-Myers Squibb Company	10,933,072
82,000	*	CBRE Group, Inc. – Class “A”	2,438,680
45,710		Celgene Corporation	4,332,394
79,555		Citigroup, Inc.	4,122,540
32,660		Delphi Automotive, PLC	2,003,364
52,990		Edison International	2,963,201
72,780		Eli Lilly & Company	4,719,783
65,300		Equifax, Inc.	4,880,522
41,600		Estee Lauder Companies, Inc. – Class “A”	3,108,352
157,600		Ford Motor Company	2,330,904
59,300		General Motors Company	1,894,042
4,410	*	Google, Inc. – Class “A”	2,594,888
12,806	*	Google, Inc. – Class “C”	7,393,672
16,950		Halliburton Company	1,093,445
48,330	*	HCA, Inc.	3,408,232
137,530	*	Hilton Worldwide Holdings Inc.	3,387,364
112,970		Intel Corporation	3,933,615
67,310		International Paper Company	3,213,379
58,800		L Brands, Inc.	3,938,424
52,300		Lincoln National Corporation	2,802,234
113,100		Marathon Oil Corporation	4,251,429
15,635		McKesson Corporation	3,043,665
89,590		Merck & Company, Inc.	5,310,895
219,020		Microsoft Corporation	10,153,767
148,470		Mondelez International, Inc. – Class “A”	5,087,325
61,330	*	Monster Beverage Corporation	5,622,121
94,949		Nielsen Holdings NV	4,209,089
38,870		Norfolk Southern Corporation	4,337,892

138

Shares		Security	Value
		United States (continued)
66,960	*	NPS Pharmaceuticals, Inc.	$ 1,740,960
44,500		Phillips 66	3,618,295
11,230		Pioneer Natural Resources Company	2,211,973
3,431	*	Priceline.com, Inc.	3,975,088
41,200		Raytheon Company	4,186,744
12,600	*	Regeneron Pharmaceuticals, Inc.	4,542,552
59,540		Robert Half International, Inc.	2,917,460
65,550	*	Salesforce.com, Inc.	3,771,092
11,610	*	Salix Pharmaceuticals, Ltd.	1,813,946
29,200		Solera Holdings, Inc.	1,645,712
37,945	*	Teledyne Technologies, Inc.	3,567,209
54,800	*	United Continental Holdings, Inc.	2,564,092
30,300	*	Vertex Pharmaceuticals, Inc.	3,402,993
52,810		VF Corporation	3,487,044
12,270		Virtus Investment Partners, Inc.	2,131,299
91,900		Vulcan Materials Company	5,535,137
35,465	*	WABCO Holdings, Inc.	3,225,542
56,320		Western Digital Corporation	5,481,062
149,000	*	WisdomTree Investments, Inc.	1,695,620
148,304		Zoetis, Inc.	5,479,833
			228,502,735
		Japan—11.3%
52,000		Asahi Group Holdings, Ltd.	1,504,134
77,930		Bridgestone Corporation	2,573,157
137,000		Daiwa House Industry Company, Ltd.	2,457,245
213,000		Hitachi, Ltd.	1,626,214
313,000		Isuzu Motors, Ltd.	4,422,718
53,000		Japan Exchange Group, Inc.	1,257,660
83,200		M3, Inc.	1,334,901
584,090		Mitsubishi UFJ Financial Group, Inc.	3,302,362
164,240		Mitsui Fudosan Company, Ltd.	5,029,986
91,700	*	Olympus Corporation	3,289,480
299,100		ORIX Corporation	4,125,423
234,800		Rakuten, Inc.	2,703,427
124,230		Seven & I Holdings Company, Ltd.	4,817,671
49,600		SoftBank Corporation	3,476,680
33,400		Takeda Pharmaceutical Company, Ltd.	1,451,764
523,250		Toshiba Corporation	2,424,136
			45,796,958

139

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2014

Shares		Security	Value
		United Kingdom—5.1%
125,088		AstraZeneca, PLC	$ 9,006,701
202,664		BG Group, PLC	3,745,432
103,675		easyJet, PLC	2,391,660
588,884		Glencore, PLC	3,276,404
94,425	*	Markit, Ltd.	2,204,824
			20,625,021
		France—3.9%
61,903		Air Liquide SA	7,551,664
142,997		Rexel SA	2,668,967
54,594		Schneider Electric SA	4,193,119
28,565		Societe Generale	1,458,543
			15,872,293
		Netherlands—3.5%
535,886	*	ING Groep NV – CVA	7,656,385
855,910	*	Koninklijke (Royal) KPN NV	2,743,073
55,511	*	NXP Semiconductors NV	3,798,618
			14,198,076
		Canada—3.1%
82,555		Imperial Oil, Ltd.	3,907,059
45,590		Tim Hortons, Inc.	3,599,307
100,530		TransCanada Corporation	5,191,344
			12,697,710
		Italy—2.3%
274,258		Assicurazioni Generali SpA	5,771,956
65,850		Banca Generali SpA	1,741,060
359,165	*	FinecoBank Banca Fineco SpA	1,922,842
			9,435,858
		Belgium—2.1%
77,486		Anheuser-Busch InBev NV	8,625,543

140

Shares		Security	Value
		China—1.9%
40,150	*	Alibaba Group Holding, Ltd. (ADR)	$ 3,567,328
11,040	*	Baidu.com, Inc. (ADR)	2,409,259
1,408,000		PetroChina Company, Ltd.	1,804,175
			7,780,762
		Spain—1.1%
420,964		CaixaBank SA	2,563,721
350,227	*	International Consolidated Airlines Group SA	2,084,272
			4,647,993
		Germany—1.1%
35,160		Brenntag AG	1,728,219
87,334		Deutsche Post AG	2,801,140
			4,529,359
		Sweden—1.1%
82,338		Assa Abloy AB – Class “B”	4,256,026
		India—1.1%
179,585		ICICI Bank, Ltd.	4,168,460
5,251		Reliance Industries, Ltd.	80,406
			4,248,866
		Switzerland—1.0%
89,990		Julius Baer Group, Ltd.	4,035,658
		South Korea—.9%
82,926	*	SK Hynix, Inc.	3,673,812
		Greece—.8%
3,958,727	*	Alpha Bank AE	3,070,525
		Ireland—.6%
113,827		CRH, PLC	2,601,865
		Hong Kong—.3%
63,700		Hong Kong Exchanges & Clearing, Ltd.	1,370,783

141

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2014

Shares or
Principal
Amount		Security		Value
		Brazil—.3%
2,200		BB Seguridade Participacoes SA		$ 29,000
82,780		Petroleo Brasileiro SA – Petrobras (ADR)		1,174,648
				1,203,648
		Colombia—.3%
83,200		Grupo Aval Acciones y Valores SA (ADR)		1,127,360
		Norway—.1%
33,919	*	Tanker Investments, Ltd.		337,989
Total Value of Common Stocks (cost $372,738,742)				398,638,840
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—1.7%
		Federal Home Loan Bank:
$3,000M		0.015%, 11/21/2014		2,999,936
4,000M		0.02%, 11/21/2014		3,999,887
Total Value of Short-Term U.S. Government Agency Obligations (cost $6,999,823)				6,999,823

Total Value of Investments (cost $379,738,565)			99.9%	405,638,663
Other Assets, Less Liabilities			.1	392,300
Net Assets			100.0%	$ 406,030,963

*	Non-income producing

Summary of Abbreviations:

ADR American Depositary Receipts

142

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$228,502,735	$—	$—	$228,502,735
Japan	45,796,958	—	—	45,796,958
United Kingdom	20,625,021	—	—	20,625,021
France	15,872,293	—	—	15,872,293
Netherlands	14,198,076	—	—	14,198,076
Canada	12,697,710	—	—	12,697,710
Italy	9,435,858	—	—	9,435,858
Belgium	8,625,543	—	—	8,625,543
China	7,780,762	—	—	7,780,762
Spain	4,647,993	—	—	4,647,993
Germany	4,529,359	—	—	4,529,359
Sweden	4,256,026	—	—	4,256,026
India	4,248,866	—	—	4,248,866
Switzerland	4,035,658	—	—	4,035,658
South Korea	3,673,812	—	—	3,673,812
Greece	3,070,525	—	—	3,070,525
Ireland	2,601,865	—	—	2,601,865
Hong Kong	1,370,783	—	—	1,370,783

143

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2014

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Brazil	$1,203,648	$—	$—	$1,203,648
Colombia	1,127,360	—	—	1,127,360
Norway	337,989	—	—	337,989
Short-Term U.S. Government
Agency Obligations	—	6,999,823	—	6,999,823
Total Investments in Securities	$398,638,840	$6,999,823	$—	$405,638,663

During the year ended September 30, 2014, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

144	See notes to financial statements

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Select Growth Fund for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net asset value basis was 18.77% for Class A shares, 17.75% for Class B shares, 18.90% for Advisor Class shares and 19.31% for Institutional Class shares. The Fund declared a dividend of 0.4 cents per share on Class A shares. The Fund did not declare dividends on Class B shares, Advisor Class shares or Institutional Class shares. The Fund’s good performance for the period was helped by attention to reasonable valuation levels, as stocks with deep value characteristics such as low price-to-book and low price-to-earnings ratios were the leaders in the overall market. In addition, the Fund’s focus on companies exhibiting good earnings quality characteristics was somewhat beneficial, but several growth characteristics did not help as the strong market did not differentiate much between fast and slow growth.

The market started this fiscal year with very strong performance at the end of 2013, but saw a pullback that moderated returns in the first quarter of calendar 2014. This was followed by another quarter of solid returns, then another pullback that moderated returns in the fiscal year’s final quarter. Pullbacks in midterm election years are quite common. According to Strategas Research Partners, the average S&P 500 intra-year decline peak-to-trough in such a year is 19%. But the average return 12 months after that intra-year low is 32%. This year did not see a pullback with a magnitude of an average year, but with the uncertainty of the election dissipating we believe conditions are in place for positive returns ahead. The U.S. economy is on a slow but improving trend, with earnings growth expected in the high single-digits range. With a favorable environment for corporate earnings coupled with valuation levels that are quite reasonable relative to history, we believe the companies owned in the Fund should deliver solid results going forward.

The Fund’s strong performance for the fiscal year was helped by the Information Technology and Industrials sectors. In the Information Technology sector, strong performance from Hewlett Packard as the turnaround started to bear fruit caused the shares to rise 72%, while increased demand for data storage helped shares of SanDisk and Western Digital gain 66% and 35%, respectively. In Industrials, Alaska Air Group continued to deliver solid earnings which helped the stock gain 41% for the period, while shares of railcar component manufacturer Wabtec gained 29% as demand for railcars remain strong.

On the negative side, the Consumer Discretionary sector proved challenging for the Fund during the period. Whirlpool declined over 4% before the position was sold as continued solid domestic demand for appliances failed to offset weakness outside

145

Portfolio Manager’s Letter (continued)
SELECT GROWTH FUND

the U.S., while Starbucks declined almost 1% during the year as higher coffee prices negatively affected margins.

We are pleased to have generated a solid return, both in absolute terms and relative to the benchmark, during the fiscal year. We also believe that equities should be able to generate solid returns going forward as continued slow and steady economic growth should provide a solid foundation for strong business performance of the companies in the Fund. We continue to believe our focus on high quality companies where earnings will exceed market expectations is the key to generating excess returns over the long term.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

146

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	1.26%
Actual		$1,000.00	$1,031.02	$ 6.42
Hypothetical**		$1,000.00	$1,018.75	$ 6.38
Class B Shares	2.04%
Actual		$1,000.00	$1,027.20	$10.37
Hypothetical**		$1,000.00	$1,014.84	$10.30
Advisor Class Shares	0.82%
Actual		$1,000.00	$1,032.84	$ 4.18
Hypothetical**		$1,000.00	$1,020.96	$ 4.15
Institutional Class Shares	0.82%
Actual		$1,000.00	$1,033.65	$ 4.18
Hypothetical**		$1,000.00	$1,020.96	$ 4.15

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

147

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Select Growth Fund (Class A shares) and the Russell 3000 Growth Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	18.77%	17.75%	18.90%	19.31%
Five Years	15.54%	14.73%	N/A	N/A
Ten Years, Since Inception**	5.92%	5.35%	19.22%	19.58%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	11.98%	13.75%	18.90%	19.31%
Five Years	14.16%	14.50%	N/A	N/A
Ten Years, Since Inception**	5.29%	5.35%	19.22%	19.58%

The graph compares a $10,000 investment in the First Investors Select Growth Fund (Class A shares) beginning 9/30/04 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

148

*Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class and Institutional Class were waived or assumed. If such expenses had been paid by the Advisor Class the “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 16.67%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 17.15%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

149

Portfolio of Investments
SELECT GROWTH FUND
September 30, 2014

Shares		Security	Value
		COMMON STOCKS—98.3%
		Consumer Discretionary—18.7%
147,700		BorgWarner, Inc.	$ 7,770,497
297,400		Gentex Corporation	7,961,398
133,800		Home Depot, Inc.	12,274,812
10,800	*	Priceline.com, Inc.	12,512,664
127,200		Starbucks Corporation	9,598,512
161,000		TJX Companies, Inc.	9,526,370
119,000		Wyndham Worldwide Corporation	9,669,940
			69,314,193
		Consumer Staples—5.6%
69,800		Kimberly-Clark Corporation	7,508,386
252,700		Kroger Company	13,140,400
			20,648,786
		Energy—6.3%
43,000		Chevron Corporation	5,130,760
46,400		ExxonMobil Corporation	4,363,920
70,600		Helmerich & Payne, Inc.	6,909,622
147,000		Valero Energy Corporation	6,801,690
			23,205,992
		Financials—8.6%
148,600		American Express Company	13,008,444
112,800		Comerica, Inc.	5,624,208
125,200		Discover Financial Services	8,061,628
53,800		Travelers Companies, Inc.	5,053,972
			31,748,252
		Health Care—18.5%
65,800	*	Actavis, PLC	15,876,224
148,600	*	Align Technology, Inc.	7,679,648
44,900		C.R. Bard, Inc.	6,407,679
106,900	*	Covance, Inc.	8,413,030
102,200	*	Gilead Sciences, Inc.	10,879,190
55,900		Johnson & Johnson	5,958,381
68,600		McKesson Corporation	13,354,362
			68,568,514

150

Shares or
Principal
Amount		Security	Value
		Industrials—17.1%
209,900		Alaska Air Group, Inc.	$ 9,139,046
197,000		AMETEK, Inc.	9,891,370
87,400		Boeing Company	11,133,012
91,700		Rockwell Automation, Inc.	10,075,996
94,900		Union Pacific Corporation	10,289,058
159,300		Wabtec Corporation	12,909,672
			63,438,154
		Information Technology—23.5%
53,200	*	Alliance Data Systems Corporation	13,207,964
142,300		Amdocs, Ltd.	6,528,724
84,700	*	ANSYS, Inc.	6,409,249
191,200		Apple, Inc.	19,263,400
359,000		Cisco Systems, Inc.	9,036,030
93,700		DST Systems, Inc.	7,863,304
104,700	*	Facebook, Inc. – Class “A”	8,275,488
235,200		Hewlett-Packard Company	8,342,544
83,100		SanDisk Corporation	8,139,645
			87,066,348
Total Value of Common Stocks (cost $248,894,358)			363,990,239
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—1.3%
$5,000M		Federal Home Loan Bank, 0.015%, 11/21/2014 (cost $4,999,894)	4,999,894
Total Value of Investments (cost $253,894,252)		99.6%	368,990,133
Other Assets, Less Liabilities		.4	1,432,089
Net Assets		100.0%	$ 370,422,222

*	Non-income producing

151

Portfolio of Investments (continued)
SELECT GROWTH FUND
September 30, 2014

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$363,990,239	$—	$—	$363,990,239
Short-Term U.S. Government
Obligations	—	4,999,894	—	4,999,894
Total Investments in Securities*	$363,990,239	$4,999,894	$—	$368,990,133

* The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

152	See notes to financial statements

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Opportunity Fund for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net asset value basis was 14.20% for Class A shares, 13.32% for Class B shares, 14.43% for Advisor Class shares and 14.66% for Institutional Class shares. The Fund declared dividends of 16.1 cents per share on Class A shares and 17.1 cents per share on Institutional Class shares. The Fund did not declare dividends on Class B shares or Advisor Class shares. The Fund declared capital gains distributions of $2.43 per share on each class of shares.

The Fund performed well, posting strong results while also exceeding its benchmark index by a comfortable margin. The Fund’s absolute performance was mainly attributable to investments in health care and industrials stocks. Among our health care stocks, Actavis PLC — a global specialty and generic pharmaceutical maker — benefitted from anticipated tax and operating costs savings from its acquisition of Forest Laboratories Inc., itself a global specialty pharmaceutical maker. Salix Pharmaceuticals Ltd — a specialty pharmaceutical maker with a focus on gastrointestinal drugs —has benefitted from strong operating results, but has primarily risen on reported news of possible offers to be acquired.

Among the Fund’s industrial stocks, United Rentals, Inc. — a construction and industrial equipment rental company — benefited from stronger-than-expected rental demand driven by a rebound in non-residential construction spending. Ryder System, Inc. — a truck lease and commercial rental company — benefitted from increased industry regulatory burdens and an improved macro environment, which caused private fleet operators to favor outsourcing.

On a relative basis, the Fund outperformed the S&P MidCap 400 Index primarily due to stock selection in the health care and industrial sectors. In the health care sector, Actavis PLC and Salix Pharmaceuticals Ltd both performed well for the reasons discussed above. In the industrials sector, United Rentals, Inc. and Ryder System, Inc. also both performed well for the reasons discussed above.

The Fund’s stock selection within the consumer staples sector hurt relative performance. Nu Skin Enterprises Inc. — a direct seller of personal care products and nutritional supplements — had to temporarily suspend recruitment of new distributors in China after the government became concerned about recruiting and selling practices. While the matter has been resolved, the company’s earnings growth was interrupted and its shares suffered as a result.

153

Portfolio Managers’ Letter (continued)
OPPORTUNITY FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

154

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	1.19%
Actual		$1,000.00	$1,026.59	$6.05
Hypothetical**		$1,000.00	$1,019.10	$6.02
Class B Shares	1.97%
Actual		$1,000.00	$1,022.80	$9.99
Hypothetical**		$1,000.00	$1,015.19	$9.95
Advisor Class Shares	0.85%
Actual		$1,000.00	$1,028.48	$4.32
Hypothetical**		$1,000.00	$1,020.81	$4.31
Institutional Class Shares	0.78%
Actual		$1,000.00	$1,028.75	$3.97
Hypothetical**		$1,000.00	$1,021.16	$3.95

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

155

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Opportunity Fund (Class A shares) and the Standard & Poor’s MidCap 400 Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	14.20%	13.32%	14.43%	14.66%
Five Years	17.76%	16.92%	N/A	N/A
Ten Years, Since Inception**	9.79%	9.14%	20.27%	20.50%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	7.63%	9.32%	14.43%	14.66%
Five Years	16.37%	16.71%	N/A	N/A
Ten Years, Since Inception**	9.14%	9.14%	20.27%	20.50%

The graph compares a $10,000 investment in the First Investors Opportunity Fund (Class A shares) beginning 9/30/04 with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

156

*Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been 9.13%. The Class B “S.E.C. Standardized” Average Annual Total Return Ten Years would have been 9.13%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 17.79%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 18.15%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

157

Portfolio of Investments
OPPORTUNITY FUND
September 30, 2014

Shares		Security	Value
		COMMON STOCKS—98.1%
		Consumer Discretionary—18.7%
436,000	*	Belmond, Ltd. – Class “A”	$ 5,083,760
150,000		BorgWarner, Inc.	7,891,500
6,000	*	Container Store Group, Inc.	130,620
240,000		CST Brands, Inc.	8,628,000
235,000		Delphi Automotive, PLC	14,414,900
1,000	*	El Pollo Loco Holdings, Inc.	35,910
300,000		Extended Stay America, Inc.	7,122,000
60,200		GNC Holdings, Inc. – Class “A”	2,332,148
100,000		Harman International Industries, Inc.	9,804,000
170,400	*	Jarden Corporation	10,242,744
165,000		L Brands, Inc.	11,051,700
115,000		Lear Corporation	9,937,150
185,000		Newell Rubbermaid, Inc.	6,365,850
50,000		Nordstrom, Inc.	3,418,500
150,000		Penske Automotive Group, Inc.	6,088,500
5,600	*	Performance Sports Group, Ltd.	89,992
99,900		Pier 1 Imports, Inc.	1,187,811
25,000		Ralph Lauren Corporation	4,118,250
410,000		Ruth’s Hospitality Group, Inc.	4,526,400
280,000	*	ServiceMaster Global Holdings, Inc.	6,776,000
1,000	*	Travelport Worldwide, Ltd.	16,460
135,000	*	TRW Automotive Holdings Corporation	13,668,750
120,000		Tupperware Brands Corporation	8,284,800
4,000	*	Vince Holding Corporation	121,040
300,000	*	William Lyon Homes – Class “A”	6,630,000
335,000	*	Winnebago Industries, Inc.	7,292,950
63,200		Wyndham Worldwide Corporation	5,135,632
			160,395,367
		Consumer Staples—2.8%
150,000		Avon Products, Inc.	1,890,000
80,000		Herbalife, Ltd.	3,500,000
20,000		McCormick & Company, Inc.	1,338,000
213,800		Nu Skin Enterprises, Inc. – Class “A”	9,627,414
165,000		Pinnacle Foods, Inc.	5,387,250
8,200	*	Smart & Final Stores, Inc.	118,326
71,489		Tootsie Roll Industries, Inc.	2,000,977
			23,861,967

158

Shares		Security	Value
		Energy—7.4%
30,000	*	Dril-Quip, Inc.	$ 2,682,000
82,500		Ensco, PLC – Class “A”	3,408,075
80,000		EOG Resources, Inc.	7,921,600
90,000		EQT Corporation	8,238,600
325,000	*	Helix Energy Solutions Group, Inc.	7,169,500
85,000		Hess Corporation	8,017,200
139,700		National Oilwell Varco, Inc.	10,631,170
43,800		Noble Corporation, PLC	973,236
1,000	*	Parsley Energy, Inc. – Class “A”	21,330
325,000	*	RSP Permian, Inc.	8,307,000
375,000		Talisman Energy, Inc.	3,243,750
125,000	*	Weatherford International, PLC	2,600,000
			63,213,461
		Financials—11.6%
60,000		Ameriprise Financial, Inc.	7,402,800
220,000		Berkshire Hills Bancorp, Inc.	5,167,800
308,600		Brixmor Property Group, Inc. (REIT)	6,869,436
19,300	*	Citizens Financial Group, Inc.	452,006
105,000		City National Corporation	7,945,350
206,100		Discover Financial Services	13,270,779
150,000		Douglas Emmett, Inc. (REIT)	3,850,500
45,000		Federal Realty Investment Trust (REIT)	5,330,700
90,000		Financial Select Sector SPDR Fund (ETF)	2,085,300
100		First Republic Bank	4,938
171,000	*	Health Insurance Innovations, Inc. – Class “A”	1,845,090
15,000		Invesco, Ltd.	592,200
120,000		NASDAQ OMX Group, Inc.	5,090,400
100,000		Oritani Financial Corporation	1,409,000
252,200		Protective Life Corporation	17,505,202
150,000	*	Realogy Holdings Corporation	5,580,000
92,000		SPDR S&P Regional Banking (ETF)	3,483,120
210,600		Sterling Bancorp	2,693,574
175,000		Waddell & Reed Financial, Inc. – Class “A”	9,045,750
			99,623,945
		Health Care—18.2%
140,000	*	Actavis, PLC	33,779,200
114,000	*	Centene Corporation	9,428,940
75,000		DENTSPLY International, Inc.	3,420,000
185,000	*	Gilead Sciences, Inc.	19,693,250

159

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2014

Shares		Security	Value
		Health Care (continued)
221,000	*	Lannett Company, Inc.	$ 10,095,280
80,000		McKesson Corporation	15,573,600
135,000		Omnicare, Inc.	8,405,100
55,000		Perrigo Company, PLC	8,260,450
186,600		Phibro Animal Health Corporation – Class “A”	4,181,706
424,600	*	Prestige Brands Holdings, Inc.	13,744,302
90,000	*	Salix Pharmaceuticals, Ltd.	14,061,600
2,700	*	Surgical Care Affiliates, Inc.	72,171
125,000		Thermo Fisher Scientific, Inc.	15,212,500
			155,928,099
		Industrials—15.8%
160,000		A.O. Smith Corporation	7,564,800
280,000		ADT Corporation	9,928,800
256,500	*	Advanced Drainage Systems, Inc.	5,373,675
191,000		Altra Industrial Motion Corporation	5,569,560
65,000	*	Armstrong World Industries, Inc.	3,640,000
60,000		Dover Corporation	4,819,800
120,000		G&K Services, Inc. – Class “A”	6,645,600
175,000	*	Generac Holdings, Inc.	7,094,500
140,000		Greenbrier Companies, Inc.	10,273,200
60,000		IDEX Corporation	4,342,200
210,000		ITT Corporation	9,437,400
82,500		J.B. Hunt Transport Services, Inc.	6,109,125
40,000		Roper Industries, Inc.	5,851,600
130,000		Ryder System, Inc.	11,696,100
75,000		Snap-On, Inc.	9,081,000
90,000	*	TAL International Group, Inc.	3,712,500
60,000		Textainer Group Holdings, Ltd.	1,867,200
129,700		Textron, Inc.	4,667,903
155,000	*	United Rentals, Inc.	17,220,500
			134,895,463
		Information Technology—14.4%
240,000	*	ARRIS Group, Inc.	6,805,200
150,000		Avago Technologies, Ltd.	13,050,000
250,000	*	Blackhawk Network Holdings, Inc.	8,100,000
300,000		CDW Corporation	9,315,000
90,000	*	Fiserv, Inc.	5,817,150
240,000		Intersil Corporation – Class “A”	3,410,400

160

Shares		Security	Value
		Information Technology (continued)
300,000		Juniper Networks, Inc.	$ 6,645,000
400,000		Mentor Graphics Corporation	8,198,000
310,300		Methode Electronics, Inc.	11,440,761
150,000		Microchip Technology, Inc.	7,084,500
600,000	*	ON Semiconductor Corporation	5,364,000
325,000		Symantec Corporation	7,640,750
75,000	*	Synaptics, Inc.	5,490,000
75,000	*	SYNNEX Corporation	4,847,250
160,000		TE Connectivity, Ltd.	8,846,400
275,000		Technology Select Sector SPDR Fund (ETF)	10,975,250
			123,029,661
		Materials—5.1%
120,000		Cytec Industries, Inc.	5,674,800
267,322		Freeport-McMoRan Copper & Gold, Inc.	8,728,063
120,000		International Paper Company	5,728,800
40,000		Praxair, Inc.	5,160,000
55,000		Sigma-Aldrich Corporation	7,480,550
290,000	*	Trinseo SA	4,561,700
70,000		Westlake Chemical Corporation	6,061,300
			43,395,213
		Telecommunication Services—.2%
183,500		NTELOS Holdings Corporation	1,952,440
		Utilities—3.9%
111,000		AGL Resources, Inc.	5,698,740
110,000	*	Dynegy, Inc.	3,174,600
120,800		NiSource, Inc.	4,950,384
144,800		Portland General Electric Company	4,650,976
135,000		SCANA Corporation	6,697,350
200,000		Wisconsin Energy Corporation	8,600,000
			33,772,050
Total Value of Common Stocks (cost $522,296,184)			840,067,666

161

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2014

Principal
Amount	Security		Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.6%
	Federal Home Loan Bank:
$ 4,000M	0.003%, 10/29/2014		$ 3,999,991
10,000M	0.025%, 11/21/2014		9,999,646
Total Value of Short-Term U.S. Government Agency Obligations (cost $13,999,637)			13,999,637
Total Value of Investments (cost $536,295,821)		99.7%	854,067,303
Other Assets, Less Liabilities		.3	2,761,911
Net Assets		100.0%	$ 856,829,214

*	Non-income producing

Summary of Abbreviations:

ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

162

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$840,067,666	$—	$—	$840,067,666
Short-Term U.S. Government
Agency Obligations	—	13,999,637	—	13,999,637
Total Investments in Securities*	$840,067,666	$13,999,637	$—	$854,067,303

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	163

Portfolio Manager’s Letter
SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net asset value basis was 11.65% for Class A shares, 10.71% for Class B shares, 11.82% for Advisor Class shares and 12.10% for Institutional Class shares, including capital gains distributions of $4.60 per share on each class of shares.

The Fund performed well, posting strong results while also exceeding its benchmark index by a comfortable margin. The Fund’s absolute performance was mainly attributable to investments in industrial, information technology and financial stocks. Among industrial stocks held by the Fund, United Rentals, Inc. (a construction and industrial equipment rental company) benefitted from stronger-than-expected rental demand and margin expansion, driven by a rebound in non-residential construction. In addition, Ryder System, Inc. (a truck lease and commercial rental company) has been a primary beneficiary of increased industry regulatory burdens and an improved macro environment, which has caused private fleet operators to favor outsourcing. Among information technology stocks, TriQuint Semiconductor — which makes components for the consumer smartphone market — benefitted from its announcement that it would merge with RF Micro Devices and (subsequently) realize significant expense synergies. Additionally, Intersil Corporation (a diversified semiconductor supplier) benefited from strong execution under its new management team as well as takeover speculation given recent consolidation taking place within the semiconductor industry. Among financial stocks held by the Fund, Protective Life Corporation (an insurance company) agreed to be acquired by Dai-Ichi Life Insurance Company for a hefty premium.

On a relative basis, the Fund outperformed the Russell 2000 Index primarily due to stocks in the industrials and information technology sectors. Among industrials, United Rentals, Inc. — which is discussed above — was the primary driver of outperformance. In information technology, TriQuint — also discussed above — was the primary driver of outperformance. While neither an industrials nor information technology stock, Westlake Chemicals — a materials sector stock and a maker of vinyls, ethylene and other polymers — was notable as the Fund’s top contributor on both a relative and absolute basis. The company benefitted by creating a Master Limited Partnership for its ethylene assets on better terms than anticipated.

164

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

165

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	1.32%
Actual		$1,000.00	$1,001.51	$ 6.62
Hypothetical**		$1,000.00	$1,018.45	$ 6.68
Class B Shares	2.13%
Actual		$1,000.00	$997.65	$10.67
Hypothetical**		$1,000.00	$1,014.39	$10.76
Advisor Class Shares	0.95%
Actual		$1,000.00	$1,003.76	$ 4.77
Hypothetical**		$1,000.00	$1,020.31	$ 4.81
Institutional Class Shares	0.88%
Actual		$1,000.00	$1,003.74	$ 4.42
Hypothetical**		$1,000.00	$1,020.66	$ 4.46

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

166

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares) and the Russell 2000 Index.

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	11.65%	10.71%	11.82%	12.10%
Five Years	13.98%	13.17%	N/A	N/A
Ten Years, Since Inception**	9.54%	8.91%	14.30%	14.62%
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	5.24%	7.07%	11.82%	12.10%
Five Years	12.65%	12.92%	N/A	N/A
Ten Years, Since Inception**	8.89%	8.91%	14.30%	14.62%

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 9/30/04 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

167

Cumulative Performance Information (unaudited) (continued)
SPECIAL SITUATIONS FUND

*Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 5.19%, 12.57% and 8.80%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 7.02%, 12.84% and 8.81%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 11.77% and 11.71% respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 12.04% and 12.08% respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

168

Portfolio of Investments
SPECIAL SITUATIONS FUND
September 30, 2014

Shares		Security	Value
		COMMON STOCKS—96.8%
		Consumer Discretionary—16.4%
196,300	*	Belmond, Ltd. – Class “A”	$ 2,288,858
2,700	*	Container Store Group, Inc.	58,779
214,750		CST Brands, Inc.	7,720,262
192,800		Extended Stay America, Inc.	4,577,071
258,125	*	Fox Factory Holding Corporation	4,000,937
41,125		Hanesbrands, Inc.	4,418,470
40,000		Harman International Industries, Inc.	3,921,600
99,125	*	Jarden Corporation	5,958,404
126,775	*	Live Nation Entertainment, Inc.	3,045,135
91,700		Penske Automotive Group, Inc.	3,722,103
39,600	*	Performance Sports Group, Ltd.	636,372
67,000		Pier 1 Imports, Inc.	796,630
204,325		Regal Entertainment Group – Class “A”	4,061,981
271,000		Ruth’s Hospitality Group, Inc.	2,991,840
195,000	*	ServiceMaster Global Holdings, Inc.	4,719,000
97,175	*	Starz – Class “A”	3,214,549
65,725		Tupperware Brands Corporation	4,537,654
76,200	*	Visteon Corporation	7,410,450
169,850	*	William Lyon Homes – Class “A”	3,753,685
187,800	*	Winnebago Industries, Inc.	4,088,406
			75,922,186
		Consumer Staples—1.2%
117,400	*	Inventure Foods, Inc.	1,521,504
15,900		Nu Skin Enterprises, Inc. – Class “A”	715,977
104,450		Pinnacle Foods, Inc.	3,410,293
4,600	*	Smart & Final Stores, Inc.	66,378
			5,714,152
		Energy—8.4%
33,900	*	Dril-Quip, Inc.	3,030,660
182,750	*	Helix Energy Solutions Group, Inc.	4,031,465
98,000	*	Kodiak Oil & Gas Corporation	1,329,860
213,966	*	Matrix Service Company	5,160,860
158,500	*	RSP Permian, Inc.	4,051,260
194,375	*	Stone Energy Corporation	6,095,600
198,075		Western Refining, Inc.	8,317,169
89,000	*	Whiting Petroleum Corporation	6,901,950
			38,918,824

169

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2014

Shares		Security	Value
		Financials—18.2%
138,175		American Financial Group, Inc.	$ 7,998,951
84,700		Aspen Insurance Holdings, Ltd.	3,622,619
164,425		Berkshire Hills Bancorp, Inc.	3,862,343
194,175		Brixmor Property Group, Inc. (REIT)	4,322,335
101,300		Brown & Brown, Inc.	3,256,795
61,100		City National Corporation	4,623,437
153,700		Douglas Emmett, Inc. (REIT)	3,945,479
40,525		Federal Realty Investment Trust (REIT)	4,800,591
104,700		Financial Select Sector SPDR Fund (ETF)	2,425,899
2,124		FNF Group	58,920
55,800	*	Green Bancorp, Inc.	956,970
177,575		Montpelier Re Holdings, Ltd.	5,520,807
154,525		OceanFirst Financial Corporation	2,458,493
133,650		Oritani Financial Corporation	1,883,129
50,400		Prosperity Bancshares, Inc.	2,881,368
145,975		Protective Life Corporation	10,132,125
100,425		SPDR S&P Regional Banking (ETF)	3,802,091
397,150		Sterling Bancorp	5,079,549
278,325	*	Strategic Hotels & Resorts, Inc. (REIT)	3,242,486
184,300		Sunstone Hotel Investors, Inc. (REIT)	2,547,026
233,675		TCF Financial Corporation	3,628,973
56,150		Waddell & Reed Financial, Inc. – Class “A”	2,902,394
			83,952,780
		Health Care—10.8%
122,700	*	ANI Pharmaceuticals, Inc.	3,469,956
121,150	*	Centene Corporation	10,020,316
133,650	*	Exactech, Inc.	3,059,249
96,775		Health Care Select Sector SPDR Fund (ETF)	6,184,890
161,000	*	Horizon Pharma, PLC	1,977,080
46,000	*	ICON, PLC	2,632,580
133,200	*	Lannett Company, Inc.	6,084,576
100,850		Omnicare, Inc.	6,278,921
85,400		PerkinElmer, Inc.	3,723,440
135,400		Phibro Animal Health Corporation – Class “A”	3,034,314
21,500	*	Salix Pharmaceuticals, Ltd.	3,359,160
1,600	*	Surgical Care Affiliates, Inc.	42,768
			49,867,250

170

Shares		Security	Value
		Industrials—17.1%
98,200		A.O. Smith Corporation	$ 4,642,896
118,500	*	Advanced Drainage Systems, Inc.	2,482,575
106,000		Altra Industrial Motion Corporation	3,090,960
44,400		Applied Industrial Technologies, Inc.	2,026,860
93,525		G&K Services, Inc. – Class “A”	5,179,414
101,500	*	Generac Holdings, Inc.	4,114,810
51,800		Greenbrier Companies, Inc.	3,801,084
139,825		Industrial Select Sector SPDR Fund (ETF)	7,431,699
137,675		ITT Corporation	6,187,114
168,350		Kforce, Inc.	3,294,609
323,200	*	NCI Building Systems, Inc.	6,270,080
48,200	*	Patrick Industries, Inc.	2,041,752
10,450		Precision Castparts Corporation	2,475,396
122,075		Ryder System, Inc.	10,983,088
45,950		Snap-On, Inc.	5,563,626
86,875	*	United Rentals, Inc.	9,651,813
			79,237,776
		Information Technology—16.9%
157,225	*	Advanced Energy Industries, Inc.	2,954,258
142,300	*	ARRIS Group, Inc.	4,034,916
168,300		Avnet, Inc.	6,984,450
153,700	*	Blackhawk Network Holdings, Inc.	4,979,880
243,300		CDW Corporation	7,554,465
198,675	*	CommScope Holding Company, Inc.	4,750,319
259,600	*	Entegris, Inc.	2,985,400
27,625		IAC/InterActiveCorp	1,820,487
151,700		Intersil Corporation – Class “A”	2,155,657
110,000	*	JDS Uniphase Corporation	1,408,000
234,375		Mentor Graphics Corporation	4,803,516
218,900		Methode Electronics, Inc.	8,070,843
47,525		Microchip Technology, Inc.	2,244,606
121,650	*	Microsemi Corporation	3,091,127
454,825	*	ON Semiconductor Corporation	4,066,136
194,200	*	Orbotech, Ltd.	3,025,636
61,000	*	OSI Systems, Inc.	3,872,280
41,500	*	Synaptics, Inc.	3,037,800
42,700	*	SYNNEX Corporation	2,759,701
61,100	*	Verint Systems, Inc.	3,397,771
			77,997,248

171

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2014

Shares or
Principal
Amount		Security		Value
		Materials—4.3%
108,525		AptarGroup, Inc.		$ 6,587,467
46,350		Sensient Technologies Corporation		2,426,423
154,800	*	Trinseo SA		2,435,004
99,000		Westlake Chemical Corporation		8,572,410
				20,021,304
		Telecommunication Services—.5%
197,975		NTELOS Holdings Corporation		2,106,454
		Utilities—3.0%
57,275		AGL Resources, Inc.		2,940,498
79,000	*	Dynegy, Inc.		2,279,940
91,975		Portland General Electric Company		2,954,237
57,350		SCANA Corporation		2,845,134
66,625		Wisconsin Energy Corporation		2,864,875
				13,884,684
Total Value of Common Stocks (cost $365,294,580)				447,622,658
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—3.0%
		Federal Home Loan Bank:
$6,000M		0.003%, 11/4/2014		5,999,983
3,000M		0.015%, 11/21/2014		2,999,936
5,000M		0.025%, 11/21/2014		4,999,823
Total Value of Short-Term U.S. Government Agency Obligations (cost $13,999,742) 13,999,742
Total Value of Investments (cost $379,294,322)			99.8%	461,622,400
Other Assets, Less Liabilities			.2	984,012
Net Assets			100.0%	$ 462,606,412

*	Non-income producing

Summary of Abbreviations:

ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

172

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$447,622,658	$—	$—	$447,622,658
Short-Term U.S. Government
Agency Obligations	—	13,999,742	—	13,999,742
Total Investments in Securities*	$447,622,658	$13,999,742	$—	$461,622,400

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30, 2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	173

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors International Fund for the fiscal year ended September 30, 2014. During the period, the Fund’s return on a net asset value basis was 4.43% for Class A shares, 3.51% for Class B shares, 4.62% for Advisor Class shares and 5.02% for Institutional Class shares. The Fund declared a dividend of 2.5 cents per share on Class A shares. The Fund did not declare dividends on Class B shares, Advisor Class shares or Institutional Class shares.

Global stock markets posted positive returns for the fiscal year, with emerging markets underperforming developed markets. International conflicts in the Ukraine and the Middle East continued to develop over the second and third quarters of 2014, and contributed to heightened market volatility, as did recent protests in Hong Kong. In the U.S., strong economic data, continued mergers and acquisitions activity, and low long-term rates have helped investor sentiment. Macro headwinds in Europe have not abated and the European Central Bank (“ECB”) is moving closer to a quantitative easing program similar to that of the U.S. Federal Reserve (the “Fed”). In emerging markets, national elections this year in Thailand, India and Turkey added some stability, while uncertainties regarding the October presidential elections in Brazil contributed to volatility in that country’s market.

Most macro events did not directly impact the Fund’s portfolio companies as we focus on identifying businesses that are less dependent on the overall economy, have unique earnings drivers, and strong underlying fundamentals. We continue to find a disproportionate number of opportunities in the Consumer Staples and Health Care sectors, and in companies with exposure to emerging markets. We are confident that our portfolio is well-positioned to perform in a variety of market environments.

The following discussion highlights specific stocks — those that provided the largest contribution to absolute performance and those that were the largest detractors for the fiscal year. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.

Stocks that Helped Absolute Performance

Housing Development Finance Corporation (“HDFC”) benefited from the strong recovery in the Indian stock market, as investors are convinced that the newly elected reform-focused government of Narendra Modi will help transform the Indian economy for the better. In addition, the company continues to grow its earnings at a fast pace. HDFC is well placed for long-term growth as it is the leader in mortgage lending in India, with margins supported by industry-leading low costs from both efficient operations and low borrowing costs due to its excellent credit history. The company

174

has been around since 1977 and is usually considered a “gold standard” in terms of corporate governance and risk management. The business should benefit from better macroeconomic activity and policy, but the underpinnings were strong irrespective of who is running the government.

HDFC Bank, like Housing Development Finance Corporation, was a beneficiary of optimism surrounding Narendra Modi and strong business performance. HDFC Bank is a high-quality Indian private sector bank, which has been a cornerstone investment in the Fund for many years. It is the largest privately owned retail bank in India with a network of 3,403 branches nationwide. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that has allowed it to significantly grow earnings over the past 10 years.

Stocks that Hurt Absolute Performance

Bureau Veritas is one of the world’s largest testing and inspection companies. Its principal activities are to inspect, analyze, audit and certify products, assets and management systems. The testing business is an asset-light business that generates significant amounts of free cash flow and requires very little ongoing maintenance spending. The primary drivers of long-term growth have been, and should continue to be, the globalization of business and increasing regulation. Although there are three large listed players, namely SGS, Bureau Veritas and Intertek, the rest of the industry is still highly fragmented globally, which provides many years of roll-up acquisitions for the larger players to add very accretive M&A growth on top of their organic expansion.

After many good years, the stocks of all the companies in the testing space, not just Bureau Veritas, have been under some pressure over the last couple of years. We do not believe the stocks were expensive to begin with; over recent years, however, the multiples have de-rated a bit as underlying organic growth rates of the companies have slowed from 7%–8% to top-line rates more around the 4%–5% level. This has happened because of a combination of both cyclical and structural forces, neither of which we are concerned with over the long run. The cyclical pressures they have faced are obvious, as global growth post-crisis has generally been lower than the past normalized rates. The reason that growth rates have been slower structurally has to do with the business mix evolution of the companies. Through acquisitions over time the businesses have diversified further across the global testing and inspection landscape, resulting in greater overall diversification today, both geographically and in terms of end market exposure. In Bureau Veritas’ case, the cost of diversification has been somewhat of a dilution in its underlying top-line growth rate, particularly as the company has meaningfully beefed-up its more cyclical basic materials business

175

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

versus the shape of the company five years ago. In addition, Bureau Veritas has traditionally had a more meaningful presence in its home country of France, which is now growing much more slowly than in the past due to a combination of both cyclical and structural reasons. The good news is that the company has worked hard to reduce the overall exposure to France and Western Europe in its portfolio, and as such Bureau Veritas sits today with a fairly well-balanced global footprint.

The company is set to release a new three- or five-year long-term plan this spring, which will provide the market with valuable guidance and a vision of the business’ evolution from here forward given the changed global economy post-crisis. We believe, however, that this company, and the industry, is still a normalized mid-single digit organic top-line grower with the ability to add another 3%-6% annually to top-line growth via acquisitions, depending on the year. Given the highly attractive underlying business economics of high returns on capital, attractive and steadily increasing operating margins, and prodigious free cash flow generation, we believe Bureau Veritas is a very attractive long-term investment opportunity selling at roughly 17x forward earnings with the ability to compound earnings at a low double-digit rate.

Galaxy Entertainment, as well as other Macau-exposed gaming stocks in the market, has been weak following poor monthly gross gaming revenue (GGR) numbers. This slowdown does not surprise us and, we believe, was to be expected. The weak share price reactions do not surprise us either, given the market’s historical nature to be very short-term focused when it comes to the monthly GGR numbers in Macau. While the VIP business in the market has continued to show contractions year over year, the mass market — the portion of the market to which the Fund’s holdings are more exposed and that is at the core of our long-term investment thesis for the gaming stocks in which we invest — has continued to grow at a healthy double-digit rate. It is inevitable that the market in Macau will continue to slow; year-over-year comps are very challenging given the blistering pace of growth over the last couple of years. And, equally important in the near term, there is no new major supply coming on stream in the market, which makes incremental growth even more challenging. Given the projects currently in progress in Macau, particularly by Sands China and Galaxy, however, we are highly confident that new supply will begin to come online in mid-to-late 2015 and once again reinvigorate market growth, most critically in the mass-market.

While the ongoing corruption crackdown in China has certainly had some impact on demand, we continue to reiterate our view that the current slowdown is more cyclical and temporary in nature, and not a permanent structural change. Important indicators that bolster our view, particularly with respect to the mass-market, are hotel occupancy

176

rates continuing to run in the high 90% range, and table betting minimums continuing to average in the high $200 range. These facts, in our view, point to a more supply-constrained market. This is why we believe the overall market’s growth rate should begin to reaccelerate — and the Fund’s names disproportionately so — as blocks of new hotel rooms and gaming tables are added into the market beginning in mid-2015.

We believe that Galaxy’s stock was inexpensive to begin with, before the sell-off of the last six months, and is now entering “cheap” territory. With a forward P/E multiple around 14x, this is a highly predictable growth story with an increased cash return profile down the line, in our opinion.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

177

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/14)	(9/30/14)	(4/1/14–9/30/14)*
Class A Shares	1.66%
Actual		$1,000.00	$ 988.64	$ 8.28
Hypothetical**		$1,000.00	$1,016.75	$ 8.39
Class B Shares	2.47%
Actual		$1,000.00	$ 984.13	$12.29
Hypothetical**		$1,000.00	$1,012.69	$12.46
Advisor Class Shares	1.22%
Actual		$1,000.00	$ 990.95	$ 6.09
Hypothetical**		$1,000.00	$1,018.95	$ 6.17
Institutional Class Shares	1.16%
Actual		$1,000.00	$ 990.98	$ 5.79
Hypothetical**		$1,000.00	$1,019.25	$ 5.87

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

178

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors International Fund (Class A shares), the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

		Average Annual Total Returns*
			Advisor	Institutional
N.A.V. Only	Class A	Class B	Class	Class
One Year	4.43%	3.51%	4.62%	5.02%
Five Years	8.76%	7.96%	N/A	N/A
Since Inception**	4.33%	3.62%	1.77	2.08
			Advisor	Institutional
S.E.C. Standardized	Class A	Class B	Class	Class
One Year	(1.54%)	(0.50%)	4.62%	5.02%
Five Years	7.49%	7.66%	N/A	N/A
Since Inception**	3.58%	3.62%	1.77	2.08

The graph compares a $10,000 investment in the First Investors International Fund (Class A shares) beginning 6/27/06 (commencement of operations) with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The Indices consist of 22 developed market country indices. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes). The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the

179

Cumulative Performance Information (unaudited) (continued)
INTERNATIONAL FUND

initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/14) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 3.25%. The Class B “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 3.27%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (0.83%). The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (0.39%). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

**The Since Inception returns for Class A shares and Class B shares are for the periods beginning 6/27/06 (commencement of operations for those classes). The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

180

Portfolio of Investments
INTERNATIONAL FUND
September 30, 2014

Shares		Security	Value
		United Kingdom—18.1%
233,420		British American Tobacco, PLC	$ 13,176,111
193,469		Diageo, PLC	5,598,479
227,037		Domino’s Pizza Group, PLC	2,090,573
134,105		Fresnillo, PLC	1,652,262
137,599	*	Persimmon, PLC	2,975,716
105,311		Reckitt Benckiser Group, PLC	9,133,725
190,165	*	Rolls-Royce Holdings, PLC	2,973,399
82,258		SABMiller, PLC	4,571,296
			42,171,561
		Switzerland—14.4%
703		Chocoladefabriken Lindt & Spruengli AG	3,510,218
37,583		Compagnie Financiere Richemont SA	3,081,767
43,902		DKSH Holding, Ltd.	3,273,697
130,889		Nestle SA – Registered	9,623,184
32,282		Roche Holding AG – Genusscheine	9,564,662
2,247		SGS SA – Registered	4,658,615
			33,712,143
		India—11.7%
599,889		HDFC Bank, Ltd.	8,476,249
139,621		Hindustan Unilever, Ltd.	1,686,484
639,728		Housing Development Finance Corporation	10,930,586
1,061,058		ITC, Ltd.	6,360,163
			27,453,482
		France—7.8%
22,595		Air Liquide SA	2,756,407
176,999		Bureau Veritas SA	3,911,772
35,538		Essilor International SA	3,903,025
8,175		Hermes International	2,444,930
18,832		L’Oreal SA	2,990,339
19,463		Pernod Ricard SA	2,203,943
			18,210,416

181

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2014

Shares		Security	Value
		Canada—7.3%
83,420		Alimentation Couche-Tard – Class “B”	$ 2,667,081
74,274		Bank of Nova Scotia	4,603,785
106,012		Enbridge, Inc.	5,087,400
88,400		Goldcorp, Inc.	2,040,821
45,778		Shaw Communications, Inc. – Class “B”	1,123,201
71,646		Silver Wheaton Corporation	1,430,933
			16,953,221
		United States—6.9%
135,445		Philip Morris International, Inc.	11,296,113
4,083	*	Priceline.com, Inc.	4,730,482
			16,026,595
		Netherlands—6.4%
37,455		Core Laboratories NV	5,481,539
239,116		Unilever NV – CVA	9,524,043
			15,005,582
		Hong Kong—4.1%
172,403		Cheung Kong Infrastructure Holdings, Ltd.	1,210,025
336,812		Galaxy Entertainment Group, Ltd.	1,956,217
512,439		Link REIT (REIT)	2,953,168
677,995		Sands China, Ltd.	3,536,181
			9,655,591
		Australia—3.3%
65,449		CSL, Ltd.	4,247,808
76,359		Ramsay Health Care, Ltd.	3,346,916
			7,594,724
		Denmark—3.2%
157,778		Novo Nordisk A/S – Series “B”	7,550,596
		China—2.9%
2,213	*	Alibaba Group Holding, Ltd. (ADR)	196,625
17,765	*	Baidu.com, Inc. (ADR)	3,876,856
185,410		Tencent Holdings, Ltd.	2,757,834
			6,831,315

182

Shares or
Principal
Amount	Security		Value
	Brazil—2.5%
161,542	Cielo SA		$ 2,626,640
232,637	Itau Unibanco Holding SA (ADR)		3,229,002
			5,855,642
	Spain—1.4%
81,789	Grifols SA		3,351,695
	Japan—1.3%
26,000	Daito Trust Construction Company, Ltd.		3,070,605
	South Africa—1.2%
24,441	Naspers, Ltd.		2,693,253
	Ireland—1.0%
31,777	Paddy Power, PLC		2,294,932
	Mexico—.9%
812,420	Wal-Mart de Mexico SAB de CV		2,044,623
Total Value of Common Stocks (cost $170,275,855)			220,475,976
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—5.1%
	United States
	Federal Home Loan Bank:
$5,000M	0.003%, 11/4/2014		4,999,986
7,000M	0.015%, 11/21/2014		6,999,851
Total Value of Short-Term U.S. Government Agency Obligations (cost $11,999,837) 11,999,837
Total Value of Investments (cost $182,275,692)		99.5%	232,475,813
Other Assets, Less Liabilities		.5	1,196,810
Net Assets		100.0%	$ 233,672,623

*	Non-income producing

Summary of Abbreviations:

ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

183

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2014

Accounting Standards Codification established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instru-
ments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$42,171,561	$—	$—	$42,171,561
Switzerland	33,712,143	—	—	33,712,143
India	27,453,482	—	—	27,453,482
France	18,210,416	—	—	18,210,416
Canada	16,953,221	—	—	16,953,221
United States	16,026,595	—	—	16,026,595
Netherlands	15,005,582	—	—	15,005,582
Hong Kong	9,655,591	—	—	9,655,591
Australia	7,594,724	—	—	7,594,724
Denmark	7,550,596	—	—	7,550,596
China	6,831,315	—	—	6,831,315
Brazil	5,855,642	—	—	5,855,642
Spain	3,351,695	—	—	3,351,695
Japan	3,070,605	—	—	3,070,605
South Africa	2,693,253	—	—	2,693,253
Ireland	2,294,932	—	—	2,294,932
Mexico	2,044,623	—	—	2,044,623

184

	Level 1	Level 2	Level 3	Total
Short-Term U.S. Government
Agency Obligations	$—	$11,999,837	$—	$11,999,837
Total Investments in Securities
	$220,475,976	$11,999,837	$—	$232,475,813

During the year ended September 30, 2014, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	185

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2014

		LIMITED
	CASH	DURATION HIGH		INVESTMENT
	MANAGEMENT	QUALITY BOND	GOVERNMENT	GRADE
Assets
Investments in securities:
At identified cost	$109,245,389	$39,809,647	$335,505,379	$509,430,726
At value (Note 1A)	$109,245,389	$39,716,664	$340,649,758	$534,341,241

Cash	1,549,456	69,351	3,209,165	6,428,460
Receivables:
Investment securities sold	—	—	7,294,612	3,200,101
Interest	525	292,732	1,055,185	6,618,920
Shares sold	1,000,000	319,573	276,045	432,417
Other assets	9,081	—	26,407	37,100
Total Assets	111,804,451	40,398,320	352,511,172	551,058,239

Liabilities
Payables:
Investment securities purchased	—	624,708	13,993,689	3,191,492
Shares redeemed	647,633	31,309	575,953	868,141
Dividends payable	—	13,075	54,565	180,371
Accrued advisory fees	—	17,914	165,236	267,669
Accrued shareholder servicing costs	33,182	4,348	39,036	57,759
Accrued expenses	36,538	22,146	47,249	56,695

Total Liabilities	717,353	713,500	14,875,728	4,622,127

Net Assets	$111,087,098	$39,684,820	$337,635,444	$546,436,112

Net Assets Consist of:
Capital paid in	$111,087,098	$39,871,213	$347,863,815	$533,183,098
Undistributed net investment income (deficit)	—	(78,674)	157,488	(7,197,945)
Accumulated net realized loss on investments	—	(14,736)	(15,530,238)	(4,459,556)
Net unrealized appreciation (depreciation) in value of investments	—	(92,983)	5,144,379	24,910,515
Total	$111,087,098	$39,684,820	$337,635,444	$546,436,112

186	See notes to financial statements	187

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2014

			LIMITED
	CASH		DURATION HIGH		INVESTMENT
	MANAGEMENT		QUALITY BOND	GOVERNMENT	GRADE
Net Assets:
Class A	$108,087,694		$8,910,920	$289,927,568	$475,090,028
Class B	$404,027		N/A	$3,255,437	$4,726,589
Advisor Class	N/A		$25,649,317	$33,698,989	$44,350,933
Institutional Class	$2,595,377		$5,124,583	$10,753,450	$22,268,562

Shares outstanding (Note 8):
Class A	108,087,694		901,414	26,682,974	47,889,211
Class B	404,027		N/A	300,428	478,766
Advisor Class	N/A		2,587,816	3,103,063	4,469,078
Institutional Class	2,595,377		516,757	986,166	2,240,457

Net asset value and redemption price
per share – Class A	$1.00	#	$9.89	$10.87	$9.92
Maximum offering price per share – Class A
(Net asset value/.9425)*	N/A		$10.49	$11.53	$10.53

Net asset value and offering price per share –
Class B**	$1.00		N/A	$10.84	$9.87

Net asset value, offering price and redemption price
per share – Advisor Class	N/A		$9.91	$10.86	$9.92

Net asset value, offering price and redemption price
per share – Institutional Class	$1.00		$9.92	$10.90	$9.94

#	Also maximum offering price per share.
*	On purchases of $100,000 or more, the sales charge is reduced (Note 8).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 8).

188	See notes to financial statements	189

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2014

		INTERNATIONAL
	STRATEGIC	OPPORTUNITIES	FLOATING	FUND FOR
	INCOME	BOND	RATE	INCOME
Assets
Investments in securities:
Cost – Unaffiliated issuers	$—	$127,974,887	$86,155,922	$671,604,416
Cost – Affiliated issuers (Note 2)	102,879,139	—	—	—
Total cost of investments	$102,879,139	$127,974,887	$86,155,922	$671,604,416

Value – Unaffiliated issuers (Note 1A)	$—	$125,284,785	$85,231,650	$676,816,741
Value – Affiliated issuers (Note 2)	101,613,494	—	—	—
Total value of investments	101,613,494	125,284,785	85,231,650	676,816,741
Cash	1,030,292	3,605,138	8,399,577	16,825,584
Receivables:
Investment securities sold	—	—	1,462,306	9,681,016
Dividends and interest	354,345	1,276,115	351,098	11,321,859
Shares sold	390,198	260,543	600,554	793,833
Unrealized gain on foreign exchange contracts (Note 7)	—	820,233	—	—
Other assets	3,219	7,256	—	45,049
Total Assets	103,391,548	131,254,070	96,045,185	715,484,082

Liabilities
Payables:
Investment securities purchased	1,133,420	—	5,182,000	11,778,451
Shares redeemed.	337,522	358,620	114,010	2,160,826
Dividends payable	10,335	45,951	18,125	587,469
Unrealized loss on foreign exchange contracts (Note 7)	—	638,836	—	—
Accrued advisory fees	4,429	90,917	44,033	436,819
Accrued shareholder servicing costs	8,952	16,587	9,562	75,294
Accrued expenses	34,159	40,043	44,894	65,330

Total Liabilities	1,528,817	1,190,954	5,412,624	15,104,189

Net Assets	$101,862,731	$130,063,116	$90,632,561	$700,379,893

Net Assets Consist of:
Capital paid in	$102,021,293	$133,888,516	$91,793,917	$862,190,729
Undistributed net investment income (deficit)	310,748	(852,208)	(197,266)	(4,787,781)
Accumulated net realized gain (loss) on investments and
foreign currency transactions	796,335	(380,068)	(39,818)	(162,235,380)
Net unrealized appreciation (depreciation) in value of investments
and foreign currency transactions	(1,265,645)	(2,593,124)	(924,272)	5,212,325
Total	$101,862,731	$130,063,116	$90,632,561	$700,379,893

190	See notes to financial statements	191

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2014

		INTERNATIONAL
	STRATEGIC	OPPORTUNITIES	FLOATING	FUND FOR
	INCOME	BOND	RATE	INCOME
Net Assets:
Class A	$101,540,027	$80,197,463	$50,361,117	$621,617,858
Class B	N/A	N/A	N/A	$4,689,671
Advisor Class	$322,704	$33,851,161	$34,942,210	$31,131,591
Institutional Class	N/A	$16,014,492	$5,329,234	$42,940,773

Shares outstanding (Note 8):
Class A	10,217,477	8,144,260	5,099,639	239,768,747
Class B	N/A	N/A	N/A	1,813,618
Advisor Class	32,520	3,435,874	3,537,291	12,003,932
Institutional Class	N/A	1,620,127	540,450	16,485,916

Net asset value and redemption price
per share – Class A	$9.94	$9.85	$9.88	$2.59
Maximum offering price per share – Class A
(Net asset value/.9425)*	$10.55	$10.45	$10.48	$2.75

Net asset value and offering price per share –
Class B**	N/A	N/A	N/A	$2.59

Net asset value, offering price and redemption price
per share – Advisor Class	$9.92	$9.85	$9.88	$2.59

Net asset value, offering price and redemption price
per share – Institutional Class	N/A	$9.88	$9.86	$2.60

*	On purchases of $100,000 or more, the sales charge is reduced (Note 8).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 8).

192	See notes to financial statements	193

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

	TOTAL	EQUITY	GROWTH &
	RETURN	INCOME	INCOME	GLOBAL
Assets
Investments in securities:
At identified cost	$587,992,851	$404,834,714	$1,082,814,614	$379,738,565

At value (Note 1A)	$778,560,334	$554,543,726	$1,788,593,847	$405,638,663
Cash	1,060,265	518,925	934,963	1,224,312
Receivables:
Investment securities sold	809,174	1,514,717	3,108,450	3,450,046
Dividends and interest	3,255,689	853,187	1,855,515	618,525
Shares sold	534,255	760,288	981,125	321,399
Other assets	46,257	32,732	104,192	21,222
Total Assets	784,265,974	558,223,575	1,795,578,092	411,274,167

Liabilities
Payables:
Investment securities purchased	—	704,308	—	4,372,500
Shares redeemed	1,229,932	752,019	2,970,619	439,736
Dividends payable	41,556	38,056	21,644	—
Accrued advisory fees	487,306	363,191	1,092,026	326,160
Accrued shareholder servicing costs	88,598	61,947	196,237	51,039
Accrued expenses	57,121	42,306	95,431	53,769

Total Liabilities	1,904,513	1,961,827	4,375,957	5,243,204

Net Assets	$782,361,461	$556,261,748	$1,791,202,135	$406,030,963

Net Assets Consist of:
Capital paid in	$576,161,579	$379,709,463	$1,020,152,689	$309,098,065
Undistributed net investment income (deficit)	(4,206,683)	2,202,699	4,328,044	(39,488)
Accumulated net realized gain on investments
and foreign currency transactions	19,839,082	24,640,574	60,942,169	71,090,426
Net unrealized appreciation in value of investments
and foreign currency transactions	190,567,483	149,709,012	705,779,233	25,881,960
Total	$782,361,461	$556,261,748	$1,791,202,135	$406,030,963

194	See notes to financial statements	195

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

	TOTAL	EQUITY	GROWTH &
	RETURN	INCOME	INCOME	GLOBAL
Net Assets:
Class A	$767,353,951	$510,981,327	$1,632,920,400	$332,416,322
Class B	$10,016,153	$5,721,468	$25,496,663	$4,023,450
Advisor Class	$2,106,244	$32,159,791	$123,039,368	$66,589,814
Institutional Class	$2,885,113	$7,399,162	$9,745,704	$3,001,377

Shares outstanding (Note 8):
Class A	39,089,977	51,140,390	71,734,129	38,399,082
Class B	519,745	582,615	1,196,235	545,335
Advisor Class	107,220	3,217,922	5,386,154	7,635,954
Institutional Class	146,803	737,757	427,868	343,044

Net asset value and redemption price per share – Class A	$19.63	$9.99	$22.76	$8.66
Maximum offering price per share – Class A
(Net asset value/.9425)*	$20.83	$10.60	$24.15	$9.19

Net asset value and offering price per share – Class B**	$19.27	$9.82	$21.31	$7.38

Net asset value, offering price and redemption price	$19.64	$9.99	$22.84	$8.72
per share – Advisor Class

Net asset value, offering price and redemption price	$19.65	$10.03	$22.78	$8.75
per share – Institutional Class

*	On purchases of $100,000 or more, the sales charge is reduced (Note 8).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 8).

196	See notes to financial statements	197

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

	SELECT		SPECIAL
	GROWTH	OPPORTUNITY	SITUATIONS	INTERNATIONAL
Assets
Investments in securities:
At identified cost	$253,894,252	$536,295,821	$379,294,322	$182,275,692

At value (Note 1A)	$368,990,133	$854,067,303	$461,622,400	$232,475,813
Cash	1,544,109	958,115	1,751,901	1,926,888
Receivables:
Investment securities sold	—	2,958,098	—	—
Dividends and interest	276,223	366,352	264,664	833,219
Shares sold	331,218	614,453	235,903	167,916
Other assets	21,483	49,737	31,346	14,568
Total Assets	371,163,166	859,014,058	463,906,214	235,418,404

Liabilities
Payables:
Investment securities purchased	—	4,905	253,610	928,660
Shares redeemed	410,795	1,480,764	613,459	525,719
Accrued advisory fees	247,243	550,446	333,913	206,469
Accrued shareholder servicing costs	47,074	93,693	59,976	38,715
Accrued expenses	35,832	55,036	38,844	46,218

Total Liabilities	740,944	2,184,844	1,299,802	1,745,781

Net Assets	$370,422,222	$856,829,214	$462,606,412	$233,672,623

Net Assets Consist of:
Capital paid in	$261,961,720	$484,399,617	$357,530,449	$205,264,533
Undistributed net investment income	61,136	1,327,725	303,663	842,889
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(6,696,515)	53,330,390	22,444,222	(22,617,385)
Net unrealized appreciation in value of investments
and foreign currency transactions	115,095,881	317,771,482	82,328,078	50,182,586
Total	$370,422,222	$856,829,214	$462,606,412	$233,672,623

198	See notes to financial statements	199

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

	SELECT		SPECIAL
	GROWTH	OPPORTUNITY	SITUATIONS	INTERNATIONAL
Net Assets:
Class A	$330,594,795	$805,113,090	$425,957,043	$193,174,182
Class B	$4,867,577	$12,144,788	$4,441,018	$2,893,201
Advisor Class	$31,902,414	$35,733,348	$26,458,377	$35,248,565
Institutional Class	$3,057,436	$3,837,988	$5,749,974	$2,356,675

Shares outstanding (Note 8):
Class A	30,128,526	19,686,351	15,985,054	14,791,208
Class B	495,616	356,194	208,512	233,281
Advisor Class	2,896,462	867,309	990,538	2,685,145
Institutional Class	276,459	93,274	214,198	178,709

Net asset value and redemption price per share – Class A	$10.97	$40.90	$26.65	$13.06
Maximum offering price per share – Class A
(Net asset value/.9425)*	$11.64	$43.40	$28.28	$13.86

Net asset value and offering price per share – Class B**	$9.82	$34.10	$21.30	$12.40

Net asset value, offering price and redemption price	$11.01	$41.20	$26.71	$13.13
per share – Advisor Class

Net asset value, offering price and redemption price
per share – Institutional Class	$11.06	$41.15	$26.84	$13.19

*	On purchases of $100,000 or more, the sales charge is reduced (Note 8).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 8).

200	See notes to financial statements	201

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2014

		LIMITED
	CASH	DURATION HIGH		INVESTMENT
	MANAGEMENT	QUALITY BOND*	GOVERNMENT	GRADE
Investment Income
Interest	$101,401	$79,286	$10,146,567	$23,442,986
Expenses (Notes 1 and 3):
Advisory fees	631,440	45,233	2,367,485	3,713,443
Distribution plan expenses – Class A	N/A	5,381	980,277	1,543,436
Distribution plan expenses – Class B	4,508	N/A	38,782	53,897
Shareholder servicing costs – Class A	479,540	3,214	492,051	723,103
Shareholder servicing costs – Class B	1,616	N/A	10,593	16,752
Shareholder servicing costs – Advisor Class	N/A	2,808	23,010	23,672
Shareholder servicing costs – Institutional Class	780	1,071	1,980	4,183
Professional fees	37,173	55,657	57,951	90,801
Custodian fees	21,349	3,298	32,334	41,344
Registration fees	55,025	73,367	54,690	59,100
Reports to shareholders	15,761	200	19,578	25,120
Trustees’ fees	6,523	69	17,420	27,273
Other expenses	26,505	3,856	84,010	80,189
Total expenses	1,280,220	194,154	4,180,161	6,402,313
Less: Expenses waived (Note 3)	(1,178,505)	(143,148)	(412,844)	(608,141)
Expenses paid indirectly (Note 1G)	(314)	(48)	(590)	(646)
Net expenses	101,401	50,958	3,766,727	5,793,526
Net investment income	—	28,328	6,379,840	17,649,460

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) on investments	—	1,982	(19,344)	13,046,431

Net unrealized loss on investments	—	(92,983)	(259,062)	(206,910)
Net gain (loss) on investments	—	(91,001)	(278,406)	12,839,521

Net Increase (Decrease) in Net Assets Resulting
from Operations	$—	$(62,673)	$6,101,434	$30,488,981

*From May 19, 2014 (commencement of operations) to September 30, 2014.

202	See notes to financial statements	203

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2014

		INTERNATIONAL
	STRATEGIC	OPPORTUNITIES	FLOATING	FUND FOR
	INCOME	BOND	RATE*	INCOME
Investment Income
Interest	$106	$3,667,028 (a)	$2,146,575	$41,414,789
Dividends from affiliate (Note 2)	3,033,716	—	—	—
Total income	3,033,822	3,667,028	2,146,575	41,414,789
Expenses (Notes 1 and 3):
Advisory fees	38,112	818,220	381,838	5,097,440
Distribution plan expenses – Class A	227,972	266,357	133,705	1,957,905
Distribution plan expenses – Class B	N/A	N/A	N/A	49,795
Shareholder servicing costs – Class A	84,302	165,058	69,085	971,290
Shareholder servicing costs – Class B	N/A	N/A	N/A	12,845
Shareholder servicing costs – Advisor Class	88	23,610	16,638	23,552
Shareholder servicing costs – Institutional Class	N/A	2,331	1,039	8,124
Professional fees	90,700	34,753	152,820	105,924
Custodian fees	5,054	62,619	15,459	44,289
Registration fees	34,725	40,100	47,270	56,550
Reports to shareholders	13,960	12,050	6,692	34,298
Trustees’ fees	3,777	4,676	2,250	34,275
Other expenses	15,835	18,602	52,484	122,792
Total expenses	514,525	1,448,376	879,280	8,519,079
Less: Expenses (waived) repaid to advisor (Note 3)	95,428	(94,746)	(223,535)	(154,381)
Expenses paid indirectly (Note 1G)	—	—	(1,335)	(1,743)
Net expenses	609,953	1,353,630	654,410	8,362,955
Net investment income	2,423,869	2,313,398	1,492,165	33,051,834
Realized and Unrealized Gain (Loss) on Investments, Affiliate and
Foreign Currency Transactions (Notes 2 and 7):
Net realized gain (loss) on:
Investments	—	807,468	(7,835)	6,767,267
Affiliate	697,928	—	—	—
Capital gain distribution from affiliate	100,350	—	—	—
Foreign currency transactions	—	(1,078,332)	—	—
Net realized gain (loss) on investments, affiliate and
foreign currency transactions	798,278	(270,864)	(7,835)	6,767,267
Net unrealized gain (loss) on:
Investments	—	353,905	(924,272)	(3,544,808)
Affiliate	(665,576)	—	—	—
Foreign currency transactions	—	181,397	—	—

Net unrealized gain (loss) on investments, affiliate and
foreign currency transactions	(665,576)	535,302	(924,272)	(3,544,808)

Net gain (loss) on investments, affiliate and
foreign currency transactions	132,702	264,438	(932,107)	3,222,459

Net Increase in Net Assets Resulting
from Operations	$2,556,571	$2,577,836	$560,058	$36,274,293

*	From October 21, 2013 (commencement of operations) to September 30, 2014.
(a)	Net of $34,642 foreign taxes withheld.

204	See notes to financial statements	205

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2014

	TOTAL		EQUITY		GROWTH &
	RETURN		INCOME		INCOME		GLOBAL
Investment Income
Dividends	$8,696,809	(a)	$13,742,746	(b)	$33,935,407	(c)	$5,714,278 (d)
Interest	8,611,176		16,431		7,449		2,757

Total income	17,307,985		13,759,177		33,942,856		5,717,035

Expenses (Notes 1 and 3):
Advisory fees	5,231,792		3,963,963		11,841,703		3,563,497
Distribution plan expenses – Class A	2,188,583		1,532,395		4,946,245		1,012,967
Distribution plan expenses – Class B	102,342		62,263		271,771		43,095
Shareholder servicing costs – Class A	1,017,218		702,086		2,218,818		639,766
Shareholder servicing costs – Class B	22,953		17,655		59,823		13,167
Shareholder servicing costs – Advisor Class	337		7,088		17,843		21,603
Shareholder servicing costs – Institutional Class	828		2,163		2,800		903
Professional fees	71,291		46,474		141,926		44,569
Custodian fees	29,113		18,473		50,785		153,328
Registration fees	64,100		55,775		66,875		54,150
Reports to shareholders	37,503		25,096		73,231		25,180
Trustees’ fees	38,103		26,750		86,769		17,743
Other expenses	101,567		57,942		160,341		74,183

Total expenses	8,905,730		6,518,123		19,938,930		5,664,151
Less: Expenses waived (Note 3)	—		—		—		(187,088)
Expenses paid indirectly (Note 1G)	(5,365)		(3,914)		(12,581)		—

Net expenses	8,900,365		6,514,209		19,926,349		5,477,063

Net investment income	8,407,620		7,244,968		14,016,507		239,972

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 2):
Net realized gain (loss) on:
Investments	25,772,693		30,301,068		70,159,616		79,175,353
Foreign currency transactions	—		—		—		(36,204)

Net realized gain on investments and
foreign currency transactions	25,772,693		30,301,068		70,159,616		79,139,149

Net unrealized appreciation (depreciation) of investments and
foreign currency transactions	35,444,536		33,659,925		156,112,611		(46,358,367)
Net gain on investments and foreign currency transactions	61,217,229		63,960,993		226,272,227		32,780,782

Net Increase in Net Assets Resulting from Operations	$69,624,849		$71,205,961		$240,288,734		$33,020,754

(a)	Net of $9,716 foreign taxes withheld
(b)	Net of $35,313 foreign taxes withheld
(c)	Net of $39,921 foreign taxes withheld
(d)	Net of $390,227 foreign taxes withheld

206	See notes to financial statements	207

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2014

	SELECT			SPECIAL
	GROWTH	OPPORTUNITY		SITUATIONS	INTERNATIONAL
Investment Income
Dividends	$4,719,838	$11,345,881	(e)	$6,353,130	$4,810,517	(f)
Interest	880	8,384		5,619	2,412

Total income	4,720,718	11,354,265		6,358,749	4,812,929

Expenses (Notes 1 and 3):
Advisory fees	2,700,907	5,946,486		3,860,388	2,289,999
Distribution plan expenses – Class A	1,021,386	2,396,847		1,302,708	637,894
Distribution plan expenses – Class B	53,227	131,651		48,548	31,615
Shareholder servicing costs – Class A	588,810	1,169,896		759,354	462,125
Shareholder servicing costs – Class B	13,892	30,227		14,849	11,182
Shareholder servicing costs – Advisor Class	6,668	22,552		19,526	21,791
Shareholder servicing costs – Institutional Class	878	1,075		1,758	707
Professional fees	39,199	70,434		69,341	37,954
Custodian fees	10,422	29,502		23,258	184,141
Registration fees	54,050	64,235		53,884	53,750
Reports to shareholders	22,059	42,348		29,217	23,137
Trustees’ fees	17,923	41,910		22,743	11,286
Other expenses	40,060	85,354		57,120	51,293

Total expenses	4,569,481	10,032,517		6,262,694	3,816,874
Less: Expenses waived (Note 3)	—	—		(204,291)	—
Expenses paid indirectly (Note 1G)	—	(5,977)		(3,317)	—

Net expenses	4,569,481	10,026,540		6,055,086	3,816,874

Net investment income	151,237	1,327,725		303,663	996,055

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 2):
Net realized gain (loss) on:
Investments	24,549,198	54,891,351		23,112,572	4,470,760
Foreign currency transactions	—	—		—	(24,650)

Net realized gain on investments
and foreign currency transactions	24,549,198	54,891,351		23,112,572	4,446,110

Net unrealized appreciation of investments and
foreign currency transactions	35,452,488	49,674,327		25,222,633	4,414,390

Net gain on investments and foreign currency transactions	60,001,686	104,565,678		48,335,205	8,860,500

Net Increase in Net Assets Resulting from Operations	$60,152,923	$105,893,403		$48,638,868	$9,856,555

(e)	Net of $23,344 foreign taxes withheld
(f)	Net of $525,883 foreign taxes withheld

208	See notes to financial statements	209

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

			LIMITED
			DURATION
			HIGH
			QUALITY
	CASH MANAGEMENT		BOND	GOVERNMENT		INVESTMENT GRADE
Year Ended September 30	2014	2013	2014 *	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations
Net investment income	$—	$—	$28,328	$6,379,840	$5,897,172	$17,649,460	$17,781,707
Net realized gain (loss) on investments	—	—	1,982	(19,344)	(2,524,401)	13,046,431	6,707,102
Net unrealized depreciation of investments	—	—	(92,983)	(259,062)	(12,376,919)	(206,910)	(30,887,049)

Net increase (decrease) in net assets resulting
from operations	—	—	(62,673)	6,101,434	(9,004,148)	30,488,981	(6,398,240)
Dividends to Shareholders
Net investment income – Class A	—	—	(30,500)	(7,662,961)	(10,605,675)	(20,331,273)	(20,739,540)
Net investment income – Class B	—	—	N/A	(62,062)	(119,679)	(179,088)	(222,878)
Net investment income – Advisor Class	N/A	N/A	(28,533)	(480,975)	(13)	(1,094,669)	(19)
Net investment income – Institutional Class	—	—	(64,687)	(198,725)	(29,051)	(750,388)	(110,770)

Total dividends	—	—	(123,720)	(8,404,723)	(10,754,418)	(22,355,418)	(21,073,207)

Share Transactions
Class A:
Proceeds from shares sold	211,817,957	170,296,304	13,237,212	45,726,997	71,815,747	81,171,489	133,038,106
Reinvestment of dividends	—	—	30,054	7,192,044	9,909,442	18,921,205	19,197,738
Cost of shares redeemed	(234,002,418)	(175,051,743)	(4,316,496)	(116,060,110)	(89,063,124)	(176,833,988)	(113,252,520)

	(22,184,461)	(4,755,439)	8,950,770	(63,141,069)	(7,337,935)	(76,741,294)	38,983,324
Class B:
Proceeds from shares sold	697,875	593,663	N/A	276,364	451,982	479,354	746,634
Reinvestment of dividends	—	—	N/A	58,547	113,260	171,931	213,612
Cost of shares redeemed	(864,912)	(918,318)	N/A	(1,768,116)	(1,952,936)	(2,158,463)	(2,498,053)

	(167,037)	(324,655)	N/A	(1,433,205)	(1,387,694)	(1,507,178)	(1,537,807)

Advisor Class:
Proceeds from shares sold	N/A	N/A	25,824,235	52,153,063	1,000	71,243,411	1,000
Reinvestment of dividends	N/A	N/A	28,441	474,247	14	1,078,449	19
Cost of shares redeemed	N/A	N/A	(146,922)	(18,897,640)	—	(27,970,711)	—

	N/A	N/A	25,705,754	33,729,670	1,014	44,351,149	1,019

Institutional Class:
Proceeds from shares sold	3,463,169	1,000	11,067,703	9,215,018	4,663,814	16,142,663	11,445,833
Reinvestment of dividends	—	—	29,424	16,394	20	70,885	20
Cost of shares redeemed	(868,792)	—	(5,882,438)	(3,085,830)	—	(3,456,464)	(1,909,933)

	2,594,377	1,000	5,214,689	6,145,582	4,663,834	12,757,084	9,535,920

Net increase (decrease) from share transactions	(19,757,121)	(5,079,094)	39,871,213	(24,699,022)	(4,060,781)	(21,140,239)	46,982,456

Net increase (decrease) in net assets	(19,757,121)	(5,079,094)	39,684,820	(27,002,311)	(23,819,347)	(13,006,676)	19,511,009

Net Assets
Beginning of period	130,844,219	135,923,313	—	364,637,755	388,457,102	559,442,788	539,931,779

End of period†	$111,087,098	$130,844,219	$39,684,820	$337,635,444	$364,637,755	$546,436,112	$559,442,788

†Includes undistributed net investment income (deficit) of	$—	$—	$(78,674)	$157,488	$55,298	$(7,197,945)	$(6,419,736)

*From May 19, 2014 (commencement of operations) to September 30, 2014.

210	See notes to financial statements	211

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

			LIMITED
			DURATION
			HIGH
			QUALITY
	CASH MANAGEMENT		BOND	GOVERNMENT		INVESTMENT GRADE
Year Ended September 30	2014	2013	2014 *	2014	2013	2014	2013
Shares Issued and Redeemed
Class A:
Sold	211,817,957	170,296,304	1,329,865	4,190,804	6,400,413	8,191,662	13,140,993
Issued for dividends reinvested	—	—	3,032	659,440	885,161	1,903,981	1,903,029
Redeemed	(234,002,418)	(175,051,743)	(431,483)	(10,645,942)	(7,966,458)	(17,813,078)	(11,224,653)

Net increase (decrease) in Class A shares outstanding	(22,184,461)	(4,755,439)	901,414	(5,795,698)	(680,884)	(7,717,435)	3,819,369

Class B:
Sold	697,875	593,663	N/A	25,432	40,139	48,509	73,648
Issued for dividends reinvested	—	—	N/A	5,382	10,117	17,366	21,171
Redeemed	(864,912)	(918,318)	N/A	(162,492)	(173,828)	(218,455)	(246,564)

Net decrease in Class B shares outstanding	(167,037)	(324,655)	N/A	(131,678)	(123,572)	(152,580)	(151,745)

Advisor Class:
Sold	N/A	N/A	2,599,761	4,795,733	89	7,160,663	98
Issued for dividends reinvested	N/A	N/A	2,870	43,538	1	107,780	2
Redeemed	N/A	N/A	(14,815)	(1,736,298)	—	(2,799,465)	—

Net increase in Advisor Class shares outstanding	N/A	N/A	2,587,816	3,102,973	90	4,468,978	100

Institutional Class:
Sold	3,463,169	1,000	1,106,791	842,500	424,709	1,630,886	1,148,312
Issued for dividends reinvested	—	—	2,954	1,499	2	7,117	2
Redeemed	(868,792)	—	(592,988)	(282,544)	—	(349,768)	(196,092)

Net increase in Institutional Class shares outstanding	2,594,377	1,000	516,757	561,455	424,711	1,288,235	952,222

*From May 19, 2014 (commencement of operations) to September 30, 2014.

212	See notes to financial statements	213

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

			INTERNATIONAL		FLOATING	FUND FOR
	STRATEGIC INCOME		OPPORTUNITIES BOND		RATE	INCOME
Year Ended September 30	2014	2013 *	2014	2013	2014 **	2014	2013
Increase (Decrease) in Net Assets From Operations
Net investment income	$2,423,869	$344,830	$2,313,398	$443,170	$1,492,165	$33,051,834	$33,007,680
Net realized gain (loss) on investments and
foreign currency transactions	697,928	20,787	(270,864)	1,307,814	(7,835)	6,767,267	17,247,717
Capital gain distributions from affiliate (Note 2)	100,350	—	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments, affiliate
and foreign currency transactions	(665,576)	(600,069)	535,302	(3,503,871)	(924,272)	(3,544,808)	(15,580,379)
Net increase (decrease) in net assets resulting
from operations	2,556,571	(234,452)	2,577,836	(1,752,887)	560,058	36,274,293	34,675,018
Distributions to Shareholders
Net investment income – Class A	(2,130,034)	(321,799)	(2,397,230)	(2,062,847)	(1,126,276)	(34,202,186)	(36,486,900)
Net investment income – Class B	N/A	N/A	N/A	N/A	N/A	(227,682)	(268,095)
Net investment income – Advisor Class	(7,391)	(15)	(280,534)	(15)	(486,626)	(807,661)	(29)
Net investment income – Institutional Class	N/A	N/A	(289,799)	(59,034)	(108,512)	(1,802,302)	(276,219)
Net realized gains – Class A	(22,344)	—	—	(64,140)	—	—	—
Net realized gains – Class B	N/A	N/A	N/A	N/A	N/A	—	—
Net realized gains – Advisor Class	(63)	—	—	—	—	—	—
Net realized gains – Institutional Class	N/A	N/A	—	—	—	—	—
Total distributions	(2,159,832)	(321,814)	(2,967,563)	(2,186,036)	(1,721,414)	(37,039,831)	(37,031,243)
Share Transactions
Class A:
Proceeds from shares sold	61,761,010	49,792,921	22,197,260	88,008,741	84,453,964	88,358,374	109,644,866
Reinvestment of distributions	2,063,899	309,020	2,306,579	2,062,264	1,080,800	29,346,065	31,001,180
Cost of shares redeemed	(10,026,335)	(1,201,230)	(43,936,569)	(6,702,089)	(34,565,629)	(144,333,701)	(93,323,531)
	53,798,574	48,900,711	(19,432,730)	83,368,916	50,969,135	(26,629,262)	47,322,515
Class B:
Proceeds from shares sold	N/A	N/A	N/A	N/A	N/A	920,956	933,907
Reinvestment of dividends	N/A	N/A	N/A	N/A	N/A	182,565	214,951
Cost of shares redeemed	N/A	N/A	N/A	N/A	N/A	(1,414,505)	(1,797,374)
	N/A	N/A	N/A	N/A	N/A	(310,984)	(648,516)
Advisor Class:
Proceeds from shares sold	455,009	1,000	37,423,299	1,000	39,741,189	41,261,269	1,000
Reinvestment of distributions	7,328	15	276,872	15	478,322	784,845	29
Cost of shares redeemed	(140,379)	—	(3,255,720)	—	(4,793,984)	(9,955,691)	—
	321,958	1,015	34,444,451	1,015	35,425,527	32,090,423	1,029
Institutional Class:
Proceeds from shares sold	N/A	N/A	12,728,446	9,541,985	5,506,088	25,179,719	18,832,421
Reinvestment of dividends	N/A	N/A	15,013	15	6,590	157,410	30
Cost of shares redeemed	N/A	N/A	(3,462,799)	(2,376,040)	(113,423)	(521,931)	—
	N/A	N/A	9,280,660	7,165,960	5,399,255	24,815,198	18,832,451
Net increase from share transactions	54,120,532	47,901,726	24,292,381	90,535,891	91,793,917	29,965,375	65,507,479
Net increase in net assets	54,517,271	47,345,460	23,902,654	86,596,968	90,632,561	29,199,837	63,151,254
Net Assets
Beginning of period	47,345,460	—	106,160,462	19,563,494	—	671,180,056	608,028,802
End of period†	$101,862,731	$47,345,460	$130,063,116	$106,160,462	$90,632,561	$700,379,893	$671,180,056

†Includes undistributed net investment income (deficit) of	$310,748	$23,016	$(852,208)	$62,663	$(197,266)	$(4,787,781)	$(2,865,084)

*	From April 3, 2013 (commencement of operations) to September 30, 2013.
**	From October 21, 2013 (commencement of operations) to September 30, 2014.

214	See notes to financial statements	215

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

				INTERNATIONAL		FLOATING	FUND FOR
	STRATEGIC INCOME			OPPORTUNITIES BOND		RATE	INCOME
Year Ended September 30	2014	2013	*	2014	2013	2014 **	2014	2013
Shares Issued and Redeemed
Class A:
Sold	6,172,502	4,931,628		2,244,112	8,628,619	8,442,630	33,280,697	41,692,426
Issued for distributions reinvested	205,859	31,663		232,553	205,187	108,155	11,057,224	11,809,665
Redeemed	(1,001,182)	(122,993)		(4,410,954)	(669,057)	(3,451,146)	(54,349,959)	(35,531,467)

Net increase (decrease) in Class A shares outstanding	5,377,179	4,840,298		(1,934,289)	8,164,749	5,099,639	(10,012,038)	17,970,624

Class B:
Proceeds from shares sold	N/A	N/A		N/A	N/A	N/A	347,575	354,898
Issued for dividends reinvested	N/A	N/A		N/A	N/A	N/A	68,849	81,867
Cost of shares redeemed	N/A	N/A		N/A	N/A	N/A	(533,762)	(683,943)

Net decrease in Class B shares outstanding	N/A	N/A		N/A	N/A	N/A	(117,338)	(247,178)

Advisor Class:
Proceeds from shares sold	45,636	100		3,729,318	98	3,969,777	15,465,806	376
Issued for distributions reinvested	731	2		27,485	1	47,955	295,797	11
Cost of shares redeemed	(13,949)	—		(321,028)	—	(480,441)	(3,758,058)	—

Net increase in Advisor Class shares outstanding	32,418	102		3,435,775	99	3,537,291	12,003,545	387

Institutional Class:
Sold	N/A	N/A		1,267,310	948,832	551,165	9,477,561	7,144,978
Issued for dividends reinvested	N/A	N/A		1,506	1	661	59,086	11
Redeemed	N/A	N/A		(359,024)	(238,498)	(11,376)	(195,720)	—

Net increase in Institutional Class shares outstanding	N/A	N/A		909,792	710,335	540,450	9,340,927	7,144,989

*	From April 3, 2013 (commencement of operations) to September 30, 2013.
**	From October 21, 2013 (commencement of operations) to September 30, 2014.

216	See notes to financial statements	217

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	TOTAL RETURN		EQUITY INCOME		GROWTH & INCOME		GLOBAL
Year Ended September 30	2014	2013	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations
Net investment income	$8,407,620	$8,737,825	$7,244,968	$7,276,941	$14,016,507	$15,233,797	$239,972	$1,977,912
Net realized gain on investments and
foreign currency transactions	25,772,693	15,481,867	30,301,068	22,666,688	70,159,616	49,811,355	79,139,149	28,883,970
Net unrealized appreciation (depreciation) of investments and
foreign currency transactions	35,444,536	54,506,102	33,659,925	46,472,134	156,112,611	245,762,325	(46,358,367)	20,625,048
Net increase in net assets resulting
from operations	69,624,849	78,725,794	71,205,961	76,415,763	240,288,734	310,807,477	33,020,754	51,486,930
Distributions to Shareholders
Net investment income – Class A	(11,589,796)	(11,460,204)	(7,308,606)	(7,018,270)	(14,693,099)	(16,526,451)	(1,571,087)	(1,424,622)
Net investment income – Class B	(84,218)	(129,605)	(33,822)	(60,686)	—	(183,967)	—	(18,090)
Net investment income – Advisor Class	(16,709)	(9)	(215,775)	(8)	(443,703)	(4)	—	—
Net investment income – Institutional Class	(50,101)	(10)	(152,607)	(21,919)	(116,706)	(5)	—	—
Net realized gains – Class A	(15,149,081)	(7,978,527)	(8,100,460)	—	(51,578,337)	—	(4,253,988)	—
Net realized gains – Class B	(229,503)	(154,041)	(105,356)	—	(937,957)	—	(67,698)	—
Net realized gains – Advisor Class	(24)	—	(18)	—	(37)	—	(15)	—
Net realized gains – Institutional Class	(53,776)	—	(129,941)	—	(270,881)	—	(35,709)	—

Total distributions	(27,173,208)	(19,722,396)	(16,046,585)	(7,100,883)	(68,040,720)	(16,710,427)	(5,928,497)	(1,442,712)

Share Transactions
Class A:
Proceeds from shares sold	144,374,381	151,808,639	85,872,353	80,787,524	230,925,355	225,005,030	88,234,191	26,527,993
Reinvestment of distributions	26,449,062	19,242,664	15,249,050	6,932,698	65,872,831	16,393,701	5,753,231	1,405,678
Cost of shares redeemed	(109,213,517)	(96,571,663)	(117,865,104)	(72,530,693)	(365,688,742)	(216,966,800)	(102,920,706)	(43,281,094)

	61,609,926	74,479,640	(16,743,701)	15,189,529	(68,890,556)	24,431,931	(8,933,284)	(15,347,423)

Class B:
Proceeds from shares sold	1,484,620	1,802,068	623,623	633,835	2,413,322	2,358,307	441,711	326,341
Reinvestment of distributions	313,625	283,547	139,178	60,686	936,712	183,800	67,598	18,090
Cost of shares redeemed	(2,589,358)	(3,729,618)	(2,039,550)	(2,314,718)	(8,384,142)	(7,717,456)	(1,222,951)	(1,008,810)

	(791,113)	(1,644,003)	(1,276,749)	(1,620,197)	(5,034,108)	(5,175,349)	(713,642)	(664,379)

Advisor Class:
Proceeds from shares sold	2,798,827	1,000	38,036,716	1,000	133,528,089	1,000	73,936,631	1,000
Reinvestment of distributions	15,483	9	214,429	8	440,632	4	15	—
Cost of shares redeemed	(733,664)	—	(7,273,987)	—	(16,342,521)	—	(9,881,401)	—

	2,080,646	1,009	30,977,158	1,008	117,626,200	1,004	64,055,245	1,000

Institutional Class:
Proceeds from shares sold	3,082,826	1,000	7,047,542	4,650,735	9,598,181	1,000	2,976,002	1,000
Reinvestment of distributions	103,878	10	62,617	6	387,588	5	35,709	—
Cost of shares redeemed	(439,595)	—	(5,441,217)	—	(1,078,926)	—	(231,983)	—

	2,747,109	1,010	1,668,942	4,650,741	8,906,843	1,005	2,779,728	1,000

Net increase (decrease) from share transactions	65,646,568	72,837,656	14,625,650	18,221,081	52,608,379	19,258,591	57,188,047	(16,009,802)

Net increase in net assets	108,098,209	131,841,054	69,785,026	87,535,961	224,856,393	313,355,641	84,280,304	34,034,416

Net Assets
Beginning of year	674,263,252	542,422,198	486,476,722	398,940,761	1,566,345,742	1,252,990,101	321,750,659	287,716,243

End of year†	$782,361,461	$674,263,252	$556,261,748	$486,476,722	$1,791,202,135	$1,566,345,742	$406,030,963	$321,750,659

†Includes undistributed net investment income (deficit) of	$(4,206,683)	$(2,274,431)	$2,202,699	$2,668,541	$4,328,044	$5,564,922	$(39,488)	$1,142,588

218	See notes to financial statements	219

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	TOTAL RETURN		EQUITY INCOME		GROWTH & INCOME		GLOBAL
Year Ended September 30	2014	2013	2014	2013	2014	2013	2014	2013
Shares Issued and Redeemed
Class A:
Sold	7,452,842	8,646,376	8,880,010	9,628,589	10,508,710	12,146,401	10,363,103	3,616,109
Issued for distributions reinvested	1,370,681	1,125,446	1,572,760	834,640	2,994,974	930,022	669,759	202,547
Redeemed	(5,641,693)	(5,485,124)	(12,182,540)	(8,689,334)	(16,660,016)	(11,774,440)	(12,264,036)	(5,920,135)

Net increase (decrease) in Class A shares outstanding	3,181,830	4,286,698	(1,729,770)	1,773,895	(3,156,332)	1,301,983	(1,231,174)	(2,101,479)

Class B:
Sold	78,340	104,561	65,461	75,670	117,647	135,778	60,567	51,787
Issued for distributions reinvested	16,587	17,051	14,671	7,547	45,560	11,774	9,184	3,025
Redeemed	(136,994)	(217,312)	(214,501)	(285,676)	(408,507)	(451,729)	(168,404)	(159,896)

Net decrease in Class B shares outstanding	(42,067)	(95,700)	(134,369)	(202,459)	(245,300)	(304,177)	(98,653)	(105,084)

Advisor Class:
Sold	143,455	56	3,918,285	119	6,074,233	54	8,758,177	137
Issued for distributions reinvested	784	1	21,322	1	19,212	—	2	—
Redeemed	(37,076)	—	(721,805)	—	(707,345)	—	(1,122,362)	—

Net increase in Advisor Class shares outstanding	107,163	57	3,217,802	120	5,386,100	54	7,635,817	137

Institutional Class:
Sold	164,468	56	742,515	523,137	458,273	54	365,617	137
Issued for distributions reinvested	5,378	1	6,432	1	17,604	—	4,128	—
Redeemed	(23,100)	—	(534,328)	—	(48,063)	—	(26,838)	—

Net increase in Institutional Class shares outstanding	146,746	57	214,619	523,138	427,814	54	342,907	137

220	See notes to financial statements	221

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	SELECT GROWTH		OPPORTUNITY		SPECIAL SITUATIONS		INTERNATIONAL
Year Ended September 30	2014	2013	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations
Net investment income	$151,237	$705,574	$1,327,725	$3,453,410	$303,663	$1,557,781	$996,055	$645,888
Net realized gain on investments and
foreign currency transactions	24,549,198	37,621,367	54,891,351	49,631,929	23,112,572	78,785,374	4,446,110	6,541,337
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	35,452,488	5,639,836	49,674,327	134,682,038	25,222,633	(9,595,192)	4,414,390	5,511,859
Net increase in net assets resulting
from operations	60,152,923	43,966,777	105,893,403	187,767,377	48,638,868	70,747,963	9,856,555	12,699,084
Distributions to Shareholders
Net investment income – Class A	(137,030)	—	(3,087,350)	(4,707,638)	—	(1,635,146)	(446,680)	—
Net investment income – Class B	—	—	—	(106,969)	—	(19,139)	—	—
Net investment income – Advisor Class	—	—	—	—	—	—	—	—
Net investment income – Institutional Class	—	—	(13,000)	—	—	—	—	—
Net realized gains – Class A	—	—	(46,623,738)	(14,500,437)	(66,745,164)	(14,034,907)	—	—
Net realized gains – Class B	—	—	(963,735)	(394,685)	(931,080)	(232,335)	—	—
Net realized gains – Advisor Class	—	—	(73)	—	(179)	—	—	—
Net realized gains – Institutional Class	—	—	(184,762)	—	(841,692)	—	—	—

Total distributions	(137,030)	—	(50,872,658)	(19,709,729)	(68,518,115)	(15,921,527)	(446,680)	—

Share Transactions
Class A:
Proceeds from shares sold	53,114,679	49,260,112	122,773,450	109,567,095	58,194,508	55,016,522	56,437,318	65,131,798
Reinvestment of distributions	136,182	—	49,375,149	19,127,611	66,412,691	15,590,531	444,022	—
Cost of shares redeemed	(95,715,532)	(47,680,903)	(146,548,697)	(96,351,212)	(90,955,373)	(55,639,919)	(89,103,615)	(27,541,316)

	(42,464,671)	1,579,209	25,599,902	32,343,494	33,651,826	14,967,134	(32,222,275)	37,590,482
Class B:
Proceeds from shares sold	386,548	374,300	1,414,422	1,226,999	380,874	350,983	324,644	262,698
Reinvestment of distributions	—	—	960,343	500,972	930,707	251,359	—	—
Cost of shares redeemed	(1,717,261)	(1,650,653)	(4,831,017)	(4,525,679)	(1,382,358)	(1,385,228)	(755,235)	(604,520)

	(1,330,713)	(1,276,353)	(2,456,252)	(2,797,708)	(70,777)	(782,886)	(430,591)	(341,822)

Advisor Class:
Proceeds from shares sold	37,235,367	1,000	38,736,137	1,000	30,546,664	1,000	40,013,722	1,000
Reinvestment of distributions	—	—	73	—	179	—	—	—
Cost of shares redeemed	(6,791,191)	—	(4,324,733)	—	(4,688,154)	—	(4,422,545)	—

	30,444,176	1,000	34,411,477	1,000	25,858,689	1,000	35,591,177	1,000

Institutional Class:
Proceeds from shares sold	2,935,532	1,000	3,896,239	1,000	6,063,035	1,000	2,538,693	1,000
Reinvestment of distributions	—	—	197,762	—	841,692	—	—	—
Cost of shares redeemed	(321,723)	—	(461,518)	—	(895,279)	—	(289,287)	—

	2,613,809	1,000	3,632,483	1,000	6,009,448	1,000	2,249,406	1,000

Net increase (decrease) from share transactions	(10,737,399)	304,856	61,187,610	29,547,786	65,449,186	14,186,248	5,187,717	37,250,660

Net increase in net assets	49,278,494	44,271,633	116,208,355	197,605,434	45,569,939	69,012,684	14,597,592	49,949,744

Net Assets
Beginning of year	321,143,728	276,872,095	740,620,859	543,015,425	417,036,473	348,023,789	219,075,031	169,125,287

End of year†	$370,422,222	$321,143,728	$856,829,214	$740,620,859	$462,606,412	$417,036,473	$233,672,623	$219,075,031

†Includes undistributed net investment income of	$61,136	$46,929	$1,327,725	$3,100,350	$303,663	$—	$842,889	$318,164

222	See notes to financial statements	223

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	SELECT GROWTH		OPPORTUNITY		SPECIAL SITUATIONS		INTERNATIONAL
Year Ended September 30	2014	2013	2014	2013	2014	2013	2014	2013
Shares Issued and Redeemed
Class A:
Sold	5,061,027	5,861,743	3,041,896	3,285,077	2,135,234	2,140,339	4,368,338	5,267,583
Issued for distributions reinvested	13,057	—	1,233,146	645,331	2,538,712	658,662	34,908	—
Redeemed	(9,110,597)	(5,668,289)	(3,653,483)	(2,908,153)	(3,369,616)	(2,174,522)	(6,840,847)	(2,228,081)

Net increase (decrease) in Class A shares outstanding	(4,036,513)	193,454	621,559	1,022,255	1,304,330	624,479	(2,437,601)	3,039,502

Class B:
Proceeds from shares sold	41,564	49,006	41,918	43,411	17,126	16,135	26,251	22,103
Issued for distributions reinvested	—	—	28,599	19,864	44,235	12,644	—	—
Cost of shares redeemed	(182,682)	(219,786)	(138,149)	(161,529)	(63,202)	(64,381)	(60,153)	(50,706)

Net decrease in Class B shares outstanding	(141,118)	(170,780)	(67,632)	(98,254)	(1,841)	(35,602)	(33,902)	(28,603)

Advisor Class:
Proceeds from shares sold	3,509,456	118	970,944	30	1,162,137	39	3,011,540	78
Issued for distributions reinvested	—	—	2	—	7	—	—	—
Cost of shares redeemed	(613,112)	—	(103,667)	—	(171,645)	—	(326,473)	—

Net increase in Advisor Class shares outstanding	2,896,344	118	867,279	30	990,499	39	2,685,067	78

Institutional Class:
Sold	307,236	118	99,807	30	214,447	39	200,933	78
Issued for distributions reinvested	—	—	4,925	—	32,040	—	—	—
Redeemed	(30,895)	—	(11,488)	—	(32,328)	—	(22,302)	—

Net increase in Institutional Class shares outstanding	276,341	118	93,244	30	214,159	39	178,631	78

224	See notes to financial statements	225

Notes to Financial Statements
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

1. Significant Accounting Policies—First Investors Income Funds (“Income Funds”) and First Investors Equity Funds (“Equity Funds”), each a Delaware statutory trust (each a “Trust”, collectively, “the Trusts”), are registered under the Investment Company Act of 1940 (the “1940 Act”) as open-end management investment companies and operate as series funds. The Income Funds issue shares of beneficial interest in the Cash Management Fund, Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, Strategic Income Fund, International Opportunities Bond Fund, Floating Rate Fund and Fund For Income. The Equity Funds issue shares of beneficial interest in the Total Return Fund, Equity Income Fund (formerly Value Fund), Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund (each a “Fund”, collectively, “the Funds”). The Trusts account separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of September 30, 2014, is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Limited Duration High Quality Bond Fund seeks current income consistent with low volatility of principal.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Strategic Income Fund seeks a high level of current income.

International Opportunities Bond Fund seeks total return consisting of income and capital appreciation.

Floating Rate Fund seeks a high level of current income.

Fund For Income seeks high current income.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

Equity Income Fund seeks total return.

Growth & Income Fund seeks long-term growth of capital and current income.

Global Fund seeks long-term capital growth.

Select Growth Fund seeks long-term growth of capital.

226

Opportunity Fund seeks long-term capital growth.

Special Situations Fund seeks long-term growth of capital.

International Fund primarily seeks long-term capital growth.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities, other than short-term debt securities that mature in 60 days or less and securities held by the Cash Management Fund, are priced by a pricing service. Other securities may also be priced by pricing services approved by the Trusts’ Board of Trustees (the “Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. The net asset value of the Strategic Income Fund is derived from the net asset values of the underlying Funds in which it invests.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of First Investors Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use estimates from a pricing service to fair value foreign equity securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 of the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a

227

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the fund’s investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. The underlying funds in which Strategic Income Fund invests are also categorized in Level 1. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Variable and floating rate, corporate, sovereign and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities and loan participations are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost are categorized in Level 2. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are

228

categorized in Level 2. Restricted securities and securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of valuation inputs.

The aggregate value by input level, as of September 30, 2014, for each Fund’s investments is included at the end of each Fund’s portfolio of investments.

B. Federal Income Taxes—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At September 30, 2014, capital loss carryovers were as follows:

							Capital Loss Carryovers
							Not Subject to
			Year Capital Loss Carryovers Expire				Expiration
							Long	Short
Fund	Total	2015	2016	2017	2018	2019	Term	Term
Limited Duration High
Quality Bond	$ 14,313	$ —	$ —	$ —	$ —	$ —	$ —	$ 14,313
Government	13,380,639	1,909,473	1,063,550	—	—	40,595	—	10,367,021
Investment Grade	4,459,556	—	—	4,459,556	—	—	—	—
International
Opportunities Bond	305,637	—	—	—	—	—	—	305,637
Fund For Income	162,249,813	22,644,089	5,033,118	23,949,720	110,622,886	—	—	—
Select Growth	6,696,515	—	—	—	6,696,515	—	—	—
International	21,818,565	—	—	—	19,627,323	2,191,242	—	—

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred in fiscal year 2010 and beyond retain their character as short-term or long-term, have no expiration date and are utilized prior to capital loss carryovers occurring prior to the enactment of the Modernization Act of 2010.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011 – 2013, or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax

229

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Distributions to Shareholders—Dividends from net investment income of the Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, Strategic Income Fund, International Opportunities Bond Fund, Floating Rate Fund and Fund For Income are generally declared daily and paid monthly. The Cash Management Fund declares distributions, if any, daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income, if any, of Total Return Fund, Equity Income Fund and Growth & Income Fund are declared and paid quarterly. Dividends from net investment income, if any, of Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund are declared and paid annually. Distributions from net realized capital gains, if any, of each of the Funds are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, post-October capital losses, late loss deferrals, net operating losses and foreign currency transactions.

D. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trusts are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Foreign Currency Translations—The accounting records of International Opportunities Bond Fund, Global Fund and International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

230

International Opportunities Bond Fund, Global Fund and International Fund do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost of securities is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon, custodian for the Cash Management Fund, Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, Floating Rate Fund and Fund For Income, may provide credits against custodian charges based on uninvested cash balance of the Funds. For the year ended September 30, 2014, the Funds received credits in the amount of $4,676. Brown Brothers Harriman & Co. serves as custodian for the Strategic Income Fund, the International Opportunities Bond Fund and each Fund in the Equity Funds. Certain of the Equity Funds reduced expenses through brokerage service arrangements. For the year ended September 30, 2014, expenses were reduced by a total of $31,154 for certain of the Equity Funds under these arrangements.

231

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

2. Security Transactions—For the year ended September 30, 2014, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Limited Duration
High Quality Bond	$ 34,140,560	$ 1,363,978	$ 6,392,223	$ 1,810,652
Government	318,485,406	353,012,879	170,099,585	171,386,076
Investment Grade	269,902,741	292,106,937	—	—
Strategic Income	71,754,426	14,437,822	—	—
International Opportunities Bond	68,495,770	60,020,742	39,039,451	16,440,393
Floating Rate	101,800,719	15,295,553	—	—
Fund For Income	344,888,860	322,759,499	—	—
Total Return	273,277,826	278,669,852	48,483,032	28,225,938
Equity Income	140,702,602	136,379,510	—	—
Growth & Income	385,815,060	370,969,930	—	—
Global	611,419,383	561,921,410	—	—
Select Growth	118,789,064	132,305,287	—	—
Opportunity	293,362,170	272,774,736	—	—
Special Situations	251,016,706	243,830,003	—	—
International	76,967,887	77,140,511	—	—

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At September 30, 2014, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

		Gross	Gross	Net Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Limited Duration
High Quality Bond	$ 38,894,102	$ 3,553	$ 180,992	$ (177,439)
Government	33,505,379	7,321,967	2,177,588	5,144,379
Investment Grade	517,665,509	19,602,914	2,927,182	16,675,732
Strategic Income	102,886,026	210,484	1,483,016	(1,272,532)
International
Opportunities Bond	128,645,698	1,542,995	4,903,908	(3,360,913)
Floating Rate	86,408,248	96,867	1,273,465	(1,176,598)
Fund For Income	676,463,558	11,390,502	11,037,319	353,183
Total Return	593,803,241	190,572,737	5,815,643	184,757,094
Equity Income	405,032,060	154,679,791	5,168,125	149,511,666
Growth & Income	1,088,884,029	715,424,257	15,674,438	699,749,819
Global	380,598,105	35,787,818	10,747,260	25,040,558
Select Growth	253,894,252	117,194,771	2,098,890	115,095,881
Opportunity	536,295,821	329,607,947	11,836,465	317,771,482
Special Situations	379,623,581	95,004,263	13,005,444	81,998,819
International	183,074,512	53,752,214	4,350,913	49,401,301

233

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

The Strategic Income Fund may invest in the Institutional Class shares of Cash Management Fund, Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, International Opportunities Bond Fund, Floating Rate Fund, Fund For Income, Equity Income Fund, Tax Exempt Income Fund and Tax Exempt Opportunities Fund. During the year ended September 30, 2014, purchases and sales of shares, dividends, capital gain distributions received and realized gains (losses) recognized by Strategic Income Fund from investments in the Institutional Class shares of the Funds were as follows:

	Balance			Balance				Realized
	of Shares			of Shares				Gain (Loss)
	Held	Purchases/	Sales/	Held	Value	Dividend	Capital Gain	on Security
Fund	9/30/2013	Additions	Reductions	9/30/2014	9/30/2014	Income	Distributions	Transactions
Equity Income	523,018	500,456	(486,079)	537,395	$ 5,390,072	$ 119,581	$100,350	$674,902
Floating Rate	—	511,753	—	511,753	5,045,886	101,922	—	—
Fund For Income	7,144,602	8,275,875	(26,378)	15,394,099	40,024,658	1,644,893	—	2,374
Government	424,622	770,277	(264,866)	930,033	10,137,360	182,331	—	2,836
International
Opportunities Bond	710,236	1,181,864	(337,341)	1,554,759	15,361,015	274,787	—	(22,910)
Investment Grade	952,122	1,446,331	(328,805)	2,069,648	20,572,305	679,504	—	40,726
Limited Duration High
Quality Bond	—	512,318	—	512,318	5,082,198	30,698	—	—
	9,754,600	13,198,874	(1,443,469)	21,510,005	$101,613,494	$3,033,716	$100,350	$697,928

The financial statements of each of the Funds in which Strategic Income Fund invested during the year are included within this report.

3. Advisory Fee and Other Transactions With Affiliates—Certain officers of the Trusts are officers of the Trusts’ investment adviser, FIMCO, their underwriter, First Investors Corporation (“FIC”) and their transfer agent, Administrative Data Management Corp. (“ADM”). Trustees of the Trusts who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended September 30, 2014, total trustees fees accrued by the Income Funds and Equity Funds amounted to $96,263 and $263,227, respectively.

The Investment Advisory Agreements provide as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the following rates:

Cash Management Fund—.50% of the Fund’s average daily net assets. For the year ended September 30, 2014, FIMCO has voluntarily waived $472,702 in advisory fees to limit the Fund’s overall expense ratio to .60% on Class A shares, 1.35% on Class B shares and .60% on Institutional Class shares. Also, FIMCO has voluntarily waived an additional $158,738 in advisory fees and assumed $502,364 of other Fund expenses to prevent a negative yield on the Fund’s shares.

234

Limited Duration High Quality Bond, Government and Investment Grade Funds—.66% on the first $500 million of each Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the period May 19, 2014 (commencement of operations) through September 30, 2014, FIMCO has waived, pursuant to an expense limitation agreement, $45,233 in advisory fees and assumed $97,915 in other expenses to limit the Limited Duration High Quality Bond Fund’s overall expense ratio (exclusive of certain expenses) to 1.05% on Class A shares, .75% on Advisor Class shares and .60% on Institutional Class shares. For the periods October 1, 2013 through December 31, 2013 and January 1, 2014 through September 30, 2014, FIMCO has voluntarily waived $412,844, in advisory fees on Government Fund to limit the advisory fee to .53% and to .55%, respectively, of its average daily net assets. For the year ended September 30, 2014, FIMCO has voluntarily waived $608,141 in advisory fees on Investment Grade Fund to limit the advisory fee to .55% of its average daily net assets.

Strategic Income Fund—.05% of the Fund’s average daily net assets.

Floating Rate Fund—.60% on the first $250 million of the Fund’s average daily net assets, .55% on the next $250 million, .50% on the next $500 million and .45% on the next $1 billion and .40% on average daily net assets over $2 billion. For the period October 21, 2013 (commencement of operations) through September 30, 2014, FIMCO has waived, pursuant to an expense limitation agreement, $223,535 in advisory fees to limit the Fund’s overall expense ratio (exclusive of certain expenses) to 1.10% on Class A shares, .90% on Advisor Class shares and .70% on Institutional Class shares.

International Opportunities Bond Fund and Fund For Income—.75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended September 30, 2014, FIMCO has waived, pursuant to an expense limitation agreement, $94,746 in advisory fees to limit the International Opportunities Bond Fund’s overall expense ratio (exclusive of certain expenses) to 1.30% on Class A shares. For the year ended September 30, 2014, FIMCO has voluntarily waived $154,381 in advisory fees on Fund For Income to limit the advisory fee to .70% of its average daily net assets.

Total Return Fund—.75% on the first $300 million of the Fund’s average daily net assets, .70% on the next $200 million, .65% on the next $500 million, .60% on the next $1 billion, .55% on the next $1 billion, down to .50% on average daily net assets over $3 billion.

235

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

Equity Income, Growth & Income, Select Growth, and Opportunity Funds—.75% on the first $300 million of each Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion.

Global Fund—.95% on the first $600 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. For the year ended September 30, 2014, FIMCO has voluntarily waived $187,088 in advisory fees to limit the advisory fee to .90% of the Fund’s average daily net assets.

Special Situations Fund—During the period October 1, 2013 through May 31, 2014, the rate was 1% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, and .64% on average daily net assets over $1.5 billion. Effective June 1, 2014, the rate was changed to .90% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, and .64% on average daily net assets over $1.5 billion. For the year ended September 30, 2014, FIMCO has voluntarily waived $204,291 in advisory fees to limit the advisory fee to .80% of the Fund’s average daily net assets.

International Fund—.98% on the first $300 million of the Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion.

For the year ended September 30, 2014, total advisory fees accrued to FIMCO by the Income Funds and Equity Funds were $13,093,211 and $39,398,735, respectively, of which $2,170,320 and $391,379, respectively, was voluntarily waived by FIMCO as noted above.

FIMCO has entered into an expense limitation agreement with the Limited Duration High Quality Bond Fund (“LDHQ”) to limit LDHQ’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.05% of the average daily net assets on Class A shares, .75% of the average daily net assets on Advisor Class shares and .60% of the average daily net assets on Institutional Class shares. The agreement expires on May 19, 2015. For the period May 19, 2014 (commencement of operations) to September 30, 2014, FIMCO assumed $143,148 under the terms of the agreement. FIMCO and LDHQ have agreed that any expenses of LDHQ assumed by FIMCO pursuant to this agreement be repaid to FIMCO by LDHQ within three years after

236

the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of LDHQ’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the foregoing limits. The expense limitation agreement may be terminated or amended prior to January 31, 2015, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Strategic Income Fund (“SIF”) to limit SIF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on Class A shares and 1.00% of the average daily net assets on Advisor Class shares. The agreement expires on January 31, 2015. For the period April 3, 2013 (commencement of operations) to September 30, 2013, FIMCO assumed $95,428 under the terms of the agreement. FIMCO and SIF have agreed that any expenses of SIF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by SIF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of SIF’s Class A shares and Advisor Class shares to exceed the foregoing limits. During the year ended September 30, 2014, SIF repaid FIMCO $95,428 pursuant to the terms of the agreement. The expense limitation agreement may be terminated or amended prior to January 31, 2015, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the International Opportunities Bond Fund (“IOBF”) to limit IOBF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on the Class A shares. The agreement expires on January 31, 2015. For the year ended September 30, 2014, FIMCO assumed $94,746, under the terms of the agreement. FIMCO and IOBF have agreed that any expenses of IOBF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by IOBF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of IOBF’s Class A shares to exceed the foregoing limits. For the period August 20, 2012 (commencement of operations) to September 30, 2014, the total organizational expenses and expenses incurred in excess of the above stated limitation was $601,237. The expense limitation agreement may be terminated or amended prior to January 31, 2015, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Floating Rate Fund (“FRF”) to limit FRF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses,

237

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.10% of the average daily net assets on the Class A shares, .90% of the average daily net assets on Advisor Class shares and .70% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2015. For the period October 21, 2013 (commencement of operations) through September 30, 2014, FIMCO assumed $223,535 under the terms of the agreement. FIMCO and FRF have agreed that any expenses of FRF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by FRF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of FRF’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the foregoing limits. The expense limitation agreement may be terminated or amended prior to January 31, 2015, with the approval of the Board.

For the year ended September 30, 2014, FIC, as underwriter, received from the Income Funds and Equity Funds $6,785,288 and $21,242,684, respectively, in commissions in connection with the sale of shares of the Funds, after allowing $286,374 and $480,145, respectively, to other dealers. For the year ended September 30, 2014, shareholder servicing costs for the Income Funds and Equity Funds included $2,552,662 and $7,463,305, respectively, in transfer agent fees accrued to ADM, of which $44,701 was voluntarily waived by ADM on the Cash Management Fund.

ADM has entered into an agreement with the Funds to limit the transfer agency expenses for Advisor Class and Institutional Class shares (for those Funds with such classes) to 0.20% and 0.05%, of the Advisor Class and Institutional Class shares average daily net assets, respectively. The agreement expires on January 31, 2015. ADM can be reimbursed by each Class within three years after the date the expense limitation has been made by ADM, provided that such repayment does not cause the transfer agency expenses of Advisor Class and Institutional Class shares to exceed the foregoing limits. The expense limitation may be terminated or amended prior to January 31, 2015, with the approval of the Board. During the year ended September 30, 2014, the Income Funds and Equity Funds repaid ADM $111 and $278, respectively, pursuant to the terms of the agreement.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Cash Management Fund, is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The Cash Management Fund is authorized to pay FIC a fee up to 1% of the average daily net assets of the Class B shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are

238

shareholders of that Fund. For the year ended September 30, 2014, total distribution plan fees accrued to FIC by the Income Funds and Equity Funds amounted to $5,262,015 and $15,783,537, respectively.

Brandywine Global Investment Management, LLC, serves as investment subadviser to International Opportunities Bond Fund. Muzinich & Co., Inc., serves as investment subadviser to Floating Rate Fund and Fund For Income. Wellington Management Company, LLP serves as investment subadviser to Global Fund. Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. Vontobel Asset Management, Inc. serves as investment subadviser to International Fund. The subadvisers are paid by FIMCO and not by the Funds.

4. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, these 144A securities are deemed to be liquid. At September 30, 2014, Limited Duration High Quality Bond Fund held two 144A securities with an aggregate value of $862,589 representing 2.2% of the Fund’s net assets, Investment Grade Fund held twenty-three 144A securities with an aggregate value of $78,218,954 representing 14.3% of the Fund’s net assets, International Opportunities Bond Fund held three 144A securities with an aggregate value of $2,655,029 representing 2.0% of the Fund’s net assets, Floating Rate Fund held three 144A securities with an aggregate value of $599,813 representing .7% of the Fund’s net assets, Fund For Income held one hundred fourteen 144A securities with an aggregate value of $239,953,801 representing 34.3% of the Fund’s net assets and Total Return Fund held twenty-two 144A securities with an aggregate value of $24,104,538 representing 3.1% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these Section 4(2) securities are deemed to be liquid. At September 30, 2014, Cash Management Fund held eleven Section 4(2) securities with an aggregate value of $38,994,165 representing 35.1% of the Fund’s net assets, Limited Duration High Quality Bond Fund held one 4(2) security with a value of $399,945 representing 1.0% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Regulation S of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these Regulation S securities are deemed to be liquid. At September 30, 2014, International Opportunities Bond Fund held one Regulation S security with a value of $1,002,848 representing .8% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

5. Derivatives—The Funds (other than the Cash Management and Strategic Income Funds) may invest in derivatives such as futures contracts and options on futures

239

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

contracts (“options”), to increase income, hedge against changes in interest rates or enhance potential return.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks,

240

including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used.

During the year ended September 30, 2014, the Funds did not invest in futures contracts or options.

6. High Yield Credit Risk—The investments of Floating Rate Fund and Fund For Income in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

7. Foreign Exchange Contracts—The International Opportunities Bond Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and are used to decrease exposure to foreign exchange risk associated with foreign currency denominated securities held by the Fund. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Fund’s assets.

241

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

The International Opportunities Bond Fund had the following foreign exchange contracts open at September 30, 2014:

						Unrealized
	Settlement	Foreign	Receive			Appreciation
Counterparty	Date	Currency	(Deliver)	Asset (1)	Liability (1)	(Depreciation)

HSBC	10/10/14	CLP	1,840,900,000	$3,081,675	$3,292,070	$(210,395)
JPMorgan	10/22/14	IDR	53,310,000,000	4,375,051	4,494,279	(119,228)
HSBC	10/24/14	CLP	662,000,000	1,108,191	1,164,632	(56,441)
Citibank	11/7/14	EUR	(5,850,000)	7,853,017	7,390,003	463,014
HSBC	11/7/14	EUR	690,000	871,641	906,757	(35,116)
HSBC	11/7/14	EUR	(600,000)	777,342	757,949	19,393
Morgan Stanley	11/12/14	AUD	(3,230,000)	2,975,476	2,826,416	149,060
Morgan Stanley	11/12/14	AUD	2,450,000	2,143,876	2,268,014	(124,138)
HSBC	11/18/14	CLP	1,335,000,000	2,234,796	2,300,336	(65,540)
HSBC	12/15/14	CLP	1,061,000,000	1,776,118	1,785,660	(9,542)
BCI	12/17/14	INR	350,000,000	5,667,098	5,661,880	5,218
HSBC	12/18/14	HUF	276,000,000	1,122,437	1,140,873	(18,436)
Citibank	1/16/15	NZD	(4,970,000)	4,013,275	3,873,854	139,421
National Australia	1/16/15	NZD	(810,000)	652,539	631,352	21,187
Capital
HSBC	1/26/15	CLP	930,400,000	1,557,494	1,534,554	22,940
		Net unrealized gain on open foreign exchange contracts				$181,397

A summary of abbreviations for foreign currency appears at the end of the International Opportunities Bond Fund’s portfolio of investments.

(1) Foreign exchange contracts are not shown gross on the Statements of Assets and Liabilities. The net exposure is reflected.

Fair Value of Derivative Instruments— The fair value of derivative instruments on the International Opportunities Bond Fund as of September 30, 2014, was as follows:

	Assets Derivatives		Liability Derivatives

Derivatives not accounted for
as hedging instruments under	Statements of Assets		Statements of Assets
ASC 815	and Liabilities Location	Value	and Liabilities Location	Value
Foreign exchange contracts:	Unrealized appreciation		Unrealized depreciation
	of foreign exchange		of foreign exchange
	contracts	$820,233	contracts	$(638,836)

242

The effect of International Opportunities Bond Fund’s derivative instruments on the Statement of Operations are as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Realized Loss
for as hedging instruments	on Foreign Exchange
under ASC 815	Transactions
Foreign exchange transactions
International Opportunities Bond Fund	$(1,078,332)

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Unrealized Appreciation
for as hedging instruments	on Foreign Exchange
under ASC 815	Transactions
Foreign exchange transactions
International Opportunities Bond Fund	$181,397

8. Capital—The Trusts are authorized to issue an unlimited number of shares of beneficial interest without par value. The Trusts consist of the Funds listed on the cover page, each of which is a separate and distinct series of the Trusts. Each Fund has designated four classes of shares, Class A, Class B, Advisor Class and Institutional Class shares (each, a “Class”) except for Cash Management Fund which has designated only Class A, Class B and Institutional Class shares, Strategic Income Fund which has designated only Class A and Advisor Class shares and Limited Duration High Quality Bond Fund, International Opportunities Bond Fund and Floating Rate Fund which have designated only Class A, Advisor Class and Institutional Class shares. Institutional Class and Advisor Class shares became available for sale to the public in May 2013 and October 2013, respectively. Not all classes of shares of each Fund may be available in all jurisdictions. Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Board and a Class may have exclusive voting rights with respect to matters affecting only that Class. Cash Management Fund’s Class A, Class B and Institutional Class shares are sold without an initial sales charge; however, its Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible Fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FIC as underwriter of the Trusts. The shares sold by the other Funds have a public offering price that reflects different sales

243

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

charges and expense levels. Class A shares are sold with an initial sales charge of up to 5.75% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. There are no sales charges associated with the purchase of Advisor Class and Institutional Class shares. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees and shareholder servicing costs) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.

9. Litigation—The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and administratively consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. The Blue Chip and Equity Income Funds have also been named in a similar suit filed on behalf of participants in Tribune defined-compensation plans (the “Retiree Plaintiffs”). That suit was also initially filed in the Supreme Court of New York but later removed and consolidated in the Southern District of New York with the other Tribune suits. As with the Bondholder Plaintiffs and the Committee,

244

the Retiree Plaintiffs seek to recover payments of the proceeds of the LBO. (Both of these suits have been removed to the United States District Court for the Southern District of New York and administratively consolidated with other substantially similar suits against other former Tribune shareholders (the “MDL Proceeding”). On September 23, 2013, the Judge in the MDL Proceeding dismissed various state law constructive fraudulent transfer suits, resulting in the Funds being dismissed from the Bondholder and Retiree Plaintiffs’ actions. On September 30, 2013, counsel for the plaintiffs in those suits appealed the MDL Judge’s dismissal ruling to the Second Circuit. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $1,526,566 in connection with the LBO, representing 0.27% of its net assets as of September 30, 2014. The Blue Chip Fund received proceeds of $790,772 in connection with the LBO, representing 0.04% of the net assets of Growth & Income Fund as of September 30, 2014. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

245

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

10. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended September 30, 2014 and September 30, 2013 were as follows:

	Year Ended September 30, 2014			Year Ended September 30, 2013
	Distributions			Distributions
	Declared from			Declared from
		Long-Term			Long-Term
	Ordinary	Capital		Ordinary	Capital
Fund	Income	Gain	Total	Income	Gain	Total
Limited Duration High
Quality Bond	$ 123,720	$ —	$ 123,720	$ —	$ —	$ —
Government	8,404,723	—	8,404,723	10,754,418	—	10,754,418
Investment Grade	22,355,418	—	22,355,418	21,073,207	—	21,073,207
Strategic Income	2,159,832	—	2,159,832	321,814	—	321,814
International Opportunities Bond	2,967,563	—	2,967,563	2,186,036	—	2,186,036
Floating Rate	1,721,414	—	1,721,414	—	—	—
Fund For Income	37,039,831	—	37,039,831	37,031,243	—	37,031,243
Total Return	14,824,484	12,348,724	27,173,208	13,005,892	6,716,504	19,722,396
Equity Income	7,710,810	8,335,775	16,046,585	7,100,883	—	7,100,883
Growth & Income	26,536,648	41,504,072	68,040,720	16,710,427	—	16,710,427
Global	2,589,434	3,339,063	5,928,497	1,442,712	—	1,442,712
Select Growth	137,030	—	137,030	—	—	—
Opportunity	12,208,079	38,664,579	50,872,658	9,773,265	9,936,464	19,709,729
Special Situations	7,180,385	61,337,730	68,518,115	8,673,458	7,248,069	15,921,527
International	446,680	—	446,680	—	—	—

246

As of September 30, 2014, the components of distributable earnings (deficit) on a tax basis were as follows:

							Total
	Undistributed	Undistributed	Capital	Other	Unrealized		Distributable
	Ordinary	Capital	Losses	Accumulated	Appreciation		Earnings
Fund	Income	Gains	Carryover	Losses*	(Depreciation	)	(Deficit) **
Limited Duration High	$ 5,359	$ —	$ (14,313)	$ —	$ (177,439)		$ (186,393)
Quality Bond
Government	157,488	—	(13,380,639)	(2,149,599)	5,144,379		(10,228,371)
Investment Grade	1,036,838	—	(4,459,556)	—	16,675,732		13,253,014
Strategic Income	601,459	512,511	—	—	(1,272,532)		(158,562)
International
Opportunities Bond	—	—	(305,637)	(74,431)	(3,445,332	)†	(3,825,400)
Floating Rate	55,060	—	—	(39,818)	(1,176,598)		(1,161,356)
Fund For Income	85,794	—	(162,249,813)	—	353,183		(161,810,836)
Total Return	2,710,591	18,732,198	—	—	184,757,094		206,199,883
Equity Income	5,800,113	21,240,507	—	—	149,511,665		176,552,285
Growth & Income	14,161,345	57,138,282	—	—	699,749,819		771,049,446
Global	14,285,060	57,664,905	—	(39,488)	25,022,421	†	96,932,898
Select Growth	61,136	—	(6,696,515)	—	115,095,881		108,460,502
Opportunity	9,995,923	44,662,192	—	—	317,771,482		372,429,597
Special Situations	2,733,666	20,343,478	—	—	81,998,819		105,075,963
International	870,951	—	(21,818,565)	(28,062)	49,383,766	†	28,408,090

 * Other accumulated losses consist primarily of late loss deferral, post-October loss deferrals and capital loss carryovers that cannot yet be utilized.

** Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales and amortization of bond premium and discounts.

 † Includes currency appreciation (depreciation) for International Opportunities Bond, Global and International Funds in the amounts of $(84,419), $(18,137) and $(17,535), respectively.

247

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2014

For the year ended September 30, 2014, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts, bond premium amortization, foreign currency transactions, paydowns on securities, fund organization expenses and expiration of capital loss carryovers.

		Undistributed	Accumulated
		Ordinary Income	Capital Gains
Fund	Capital Paid In	(Deficit)	(Losses)
Limited Duration High
Quality Bond	$ —	$ 16,718	$ (16,718)
Government	(646,762)	2,127,073	(1,480,311)
Investment Grade	(1,450)	3,922,631	(3,921,181)
Strategic Income	(965)	1,288	(323)
International Opportunities Bond	(128,270)	(260,706	388,976
Floating Rate	—	31,983	(31,983)
Fund For Income	—	2,087,974	(2,087,974)
Total Return	—	1,400,952	(1,400,952)
Growth & Income	—	123	(123)
Global	(1,000)	149,046	(148,046)
International	—	(24,650	24,650

11. Subsequent Events—Subsequent events occurring after September 30, 2014 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

248

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249

Financial Highlights
FIRST INVESTORS INCOME FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
September 30 unless otherwise indicated.

				P E R S H A R E D A T A										R A T I O S / S U P P L E M E N T A L D A T A
																				Ratio to Average Net
						Less Distributions								Ratio to Average						Assets Before Expenses
		Investment Operations				from								Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset													Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Net				Investment		Portfolio
	Beginning	Investment		Loss on	Investment	Investment	Realized	Total	End of	Total		End of Year		After Fee		Before Fee		Investment				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Year	Return	*	(in thousands	)	Credits		Credits	(a)	Income		Expenses	(a)	(Loss	)	Rate
CASH MANAGEMENT FUND
Class A
2010	$ 1.00	—		—	—	—	—	—	$1.00	0.00%		$134,103.30%				.30%		.00%		1.08%		(.78)%		N/A
2011	1.00	—		—	—	—	—	—	1.00	0.00		148,171.17				.17		.00		1.06		(.89)		N/A
2012	1.00	—		—	—	—	—	—	1.00	0.00		135,028.12				.12		.00		1.02		(.90)		N/A
2013	1.00	—		—	—	—	—	—	1.00	0.00		130,272.11				.11		.00		.97		(.86)		N/A
2014	1.00	—		—	—	—	—	—	1.00	0.00		108,088.08				.08		.00		1.02		(.94)		N/A
Class B
2010	1.00	—		—	—	—	—	—	1.00	0.00		1,739.30				.30		.00		1.83		(1.53)		N/A
2011	1.00	—		—	—	—	—	—	1.00	0.00		1,519.17				.17		.00		1.81		(1.64)		N/A
2012	1.00	—		—	—	—	—	—	1.00	0.00		896.12				.12		.00		1.77		(1.65)		N/A
2013	1.00	—		—	—	—	—	—	1.00	0.00		571.12				.12		.00		1.72		(1.60)		N/A
2014	1.00	—		—	—	—	—	—	1.00	0.00		404.08				.08		.00		1.64		(1.56)		N/A
Institutional Class
2013■	1.00	—		—	—	—	—	—	1.00	0.00	†	1.15			††	.15	††	.00	††	2.60	††	(2.45	)††	N/A
2014	1.00	—		—	—	—	—	—	1.00	0.00		2,595.08				.08		.00		.66		(.58)		N/A
LIMITED DURATION HIGH QUALITY BOND FUND
Class A
2014♓	$10.00	$ —	⌘	$(.05)	$(.05)	$.06	—	$.06	$9.89	(.50	)%†	$ 8,911		1.05	%††	1.05	%††	.15	%††	3.37	%††	(2.17	)%††	19	%†
Advisor Class
2014♓	10.00	.02	⌘	(.05)	(.03)	.06	—	.06	9.91	(.28	)†	25,649.75			††	.75	††	.46	††	1.02	††	.19	††	19	†
Institutional Class
2014♓	10.00	.02	⌘	(.03)	(.01)	.07	—	.07	9.92	(.14	)†	5,125.60			††	.60	††	.53	††	3.32	††	(2.19	)††	19	†

250	251

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

				P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
																			Ratio to Average Net
																			Assets Before Expenses
						Less Distributions							Ratio to Average						Waived, Assumed
		Investment Operations				from							Net Assets**						or Reimbursed
	Net Asset			Net Realized					Net Asset												Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets		Net Expenses		Net Expenses		Net				Investment		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year		After Fee		Before Fee		Investment				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Year	Return *	(in thousands	)	Credits		Credits	(a)	Income		Expenses	(a)	(Loss	)	Rate
GOVERNMENT FUND
Class A
2010	$11.20	$.43		$ .16	$ .59	$.43	—	$.43	$11.36	5.39%	$325,979		1.13%		1.13%		3.44%		1.24%		3.33%		42%
2011	11.36	.36		.28	.64	.41	—	.41	11.59	5.73	346,828		1.12		1.12		3.12		1.23		3.01		35
2012	11.59	.27		.04	.31	.38	—	.38	11.52	2.71	382,064		1.10		1.10		2.28		1.21		2.17		36
2013	11.52	.17		(.43)	(.26)	.32	—	.32	10.94	(2.29)	355,264		1.10		1.10		1.57		1.21		1.46		101
2014	10.94	.19	⌘	—	.19	.26	—	.26	10.87	1.71	289,928		1.07		1.07		1.76		1.18		1.65		138
Class B
2010	11.19	.35		.17	.52	.36	—	.36	11.35	4.70	10,860		1.83		1.83		2.74		1.94		2.63		42
2011	11.35	.26		.29	.55	.33	—	.33	11.57	4.94	7,284		1.82		1.82		2.42		1.93		2.31		35
2012	11.57	.17		.07	.24	.30	—	.30	11.51	2.11	6,393		1.80		1.80		1.59		1.91		1.47		36
2013	11.51	.07		(.42)	(.35)	.24	—	.24	10.92	(3.06)	4,717		1.84		1.84		.82		1.95		.71		101
2014	10.92	.10	⌘	(.01)	.09	.17	—	.17	10.84	.86	3,255		1.89		1.89		.94		2.00		.83		138
Advisor Class
2013■	11.29	.10		(.30)	(.20)	.15	—	.15	10.94	(1.75)†	1.95			††	.95	††	1.68	††	5.17	††	(2.54	)††	101
2014	10.94	.23	⌘	(.04)	.19	.27	—	.27	10.86	1.73	33,699.73				.73		2.06		.84		1.95		138
Institutional Class
2013■	11.29	.14		(.31)	(.17)	.16	—	.16	10.96	(1.54)†	4,656.68			††	.68	††	2.14	††	.81	††	2.01	††	101
2014	10.96	.24	⌘	(.01)	.23	.29	—	.29	10.90	2.08	10,753.65				.65		2.17		.76		2.06		138
INVESTMENT GRADE FUND
Class A
2010	$ 9.10	$.44		$ .72	$1.16	$.45	—	$.45	$ 9.81	13.09%	$404,841		1.12%		1.12%		4.75%		1.23%		4.64%		56%
2011	9.81	.40		(.16)	.24	.43	—	.43	9.62	2.48	437,094		1.11		1.11		3.94		1.22		3.83		34
2012	9.62	.38		.68	1.06	.41	—	.41	10.27	11.22	531,896		1.08		1.08		3.54		1.19		3.43		40
2013	10.27	.35		(.46)	(.11)	.38	—	.38	9.78	(1.10)	543,955		1.07		1.07		3.20		1.18		3.09		33
2014	9.78	.31	⌘	.22	.53	.39	—	.39	9.92	5.50	475,090		1.05		1.05		3.11		1.16		3.00		49
Class B
2010	9.11	.39		.70	1.09	.39	—	.39	9.81	12.20	13,855		1.82		1.82		4.05		1.93		3.94		56
2011	9.81	.33		(.16)	.17	.36	—	.36	9.62	1.81	9,976		1.81		1.81		3.24		1.92		3.13		34
2012	9.62	.32		.66	.98	.34	—	.34	10.26	10.41	8,036		1.78		1.78		2.84		1.89		2.74		40
2013	10.26	.27		(.45)	(.18)	.32	—	.32	9.76	(1.82)	6,161		1.84		1.84		2.42		1.94		2.32		33
2014	9.76	.22	⌘	.22	.44	.33	—	.33	9.87	4.53	4,727		1.92		1.92		2.24		2.03		2.13		49
Advisor Class
2013■	10.23	.08		(.34)	(.26)	.19	—	.19	9.78	(2.53)†	1.95			††	.95	††	2.64	††	5.17	††	(1.58	)††	33
2014	9.78	.34	⌘	.20	.54	.40	—	.40	9.92	5.61	44,351.69				.69		3.38		.80		3.27		49
Institutional Class
2013■	10.23	.14		(.38)	(.24)	.20	—	.20	9.79	(2.37)†	9,326.66			††	.66	††	3.06	††	.77	††	2.95	††	33
2014	9.79	.35	⌘	.23	.58	.43	—	.43	9.94	5.98	22,269.63				.63		3.51		.74		3.40		49

252	253

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

				P E R S H A R E D A T A											R A T I O S / S U P P L E M E N T A L D A T A
																					Ratio to Average Net
						Less Distributions									Ratio to Average						Assets Before Expenses
		Investment Operations				from									Net Assets**						Waived or Assumed
	Net Asset			Net Realized						Net Asset									Net				Net
	Value,	Net		and Unrealized	Total from	Net	Net			Value,			Net Assets		Net Expenses		Net Expenses		Investment				Investment		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized		Total	End of	Total		End of Year		After Fee		Before Fee		Income				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain		Distributions	Year	Return	*	(in thousands	)	Credits		Credits	(a)	(Loss)		Expenses	(a)	(Loss	)	Rate
STRATEGIC INCOME FUND
Class A
2013♦	$10.00	$.14	◀	$(.23)	$(.09)	$.13	$ —		$.13	$ 9.78	(.87	)%†	$ 47,344		1.30	%††►	1.30	%††►	2.88	%††◀	2.10	%††►	2.08	%††◀	19	%†
2014	9.78	.32	◀⌘	.12	.44	.28	.00	‡	.28	9.94	4.55		101,540.80			►	.80	►	3.18	◀	.68	►	3.30	◀	20
Advisor Class
2013♦	10.00	.14	◀	(.22)	(.08)	.15	—		.15	9.77	(.79	)†	1		1.00	††►	1.00	††►	2.89	††◀	14.79	††►	(10.90	)††◀	19	†
2014	9.77	.36	◀⌘	.11	.47	.32	.00	‡	.32	9.92	4.82		323.36			►	.36	►	3.62	◀	.29	►	3.69	◀	20
INTERNATIONAL OPPORTUNITIES BOND FUND
Class A
2012▲	$10.00	$.01		$ .23	$ .24	$.02	$ —		$.02	$10.22	2.35	%†	$ 19,563		1.30	%††	1.30	%††	1.10	%††	9.76	%††	(6.12	)%††	5	%†
2013	10.22	.25		(.32)	(.07)	.30	.01		.31	9.84	(.72)		99,161		1.30		1.30		.68		1.83		.15		53
2014	9.84	.21	⌘	.07	.28	.27	—		.27	9.85	2.84		80,197		1.30		1.30		2.06		1.41		1.95		76
Advisor Class
2013■	10.23	.08		(.31)	(.23)	.15	—		.15	9.85	(2.26	)†	1		1.07	††	1.07	††	(1.43	)††	5.23	††	(5.59	)††	53
2014	9.85	.24	⌘	.04	.28	.28	—		.28	9.85	2.81		33,851		1.10		1.10		2.21		N/A		N/A		76
Institutional Class
2013■	10.23	.12		(.35)	(.23)	.15	—		.15	9.85	(2.26	)†	6,998.96			††	.96	††	(1.31	)††	.96	††	(1.31	)††	53
2014	9.85	.25	⌘	.06	.31	.28	—		.28	9.88	3.19		16,014.93				.93		2.43		N/A		N/A		76
FLOATING RATE FUND
Class A
2014❖	$10.00	$.21	⌘	$(.10)	$ .11	$.23	—		$.23	$ 9.88	1.12	%†	$ 50,361		1.10	%††	1.10	%††	2.21	%††	1.58	%††	1.73	%††	26	%†
Advisor Class
2014❖	10.00	.25	⌘	(.11)	.14	.26	—		.26	9.88	1.43	†	34,942.90			††	.90	††	2.63	††	.95	††	2.58	††	26	†
Institutional Class
2014❖	10.00	.27	⌘	(.13)	.14	.28	—		.28	9.86	1.36	†	5,329.70			††	.70	††	2.76	††	1.06	††	2.40	††	26	†

254	255

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

				P E R S H A R E D A T A										R A T I O S / S U P P L E M E N T A L D A T A
																				Ratio to Average Net
						Less Distributions								Ratio to Average						Assets Before Expenses
		Investment Operations				from								Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset
	Value,	Net		and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Net				Net		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year		After Fee		Before Fee		Investment				Investment		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return	*	(in thousands	)	Credits		Credits	(a)	Income		Expenses	(a)	Income		Rate
FUND FOR INCOME
Class A
2010	$2.32	$.17		$ .18	$.35	$.18	—	$.18	$2.49	15.68%		$504,507		1.29%		1.29%		7.32%		1.33%		7.28%		78%
2011	2.49	.17		(.14)	.03	.17	—	.17	2.35	1.00		504,839		1.27		1.27		6.43		1.30		6.40		75
2012	2.35	.16		.25	.41	.16	—	.16	2.60	17.79		602,370		1.26		1.26		6.01		1.29		5.98		54
2013	2.60	.15		(.01)	.14	.15	—	.15	2.59	5.55		647,603		1.23		1.23		5.17		1.25		5.15		60
2014	2.59	.12	⌘	.02	.14	.14	—	.14	2.59	5.38		621,618		1.21		1.21		4.67		1.23		4.65		47
Class B
2010	2.33	.16		.16	.32	.16	—	.16	2.49	14.43		10,891		1.99		1.99		6.62		2.03		6.58		78
2011	2.49	.15		(.13)	.02	.16	—	.16	2.35	.38		7,580		1.97		1.97		5.75		2.00		5.72		75
2012	2.35	.13		.26	.39	.14	—	.14	2.60	17.01		5,659		1.96		1.96		5.31		1.99		5.28		54
2013	2.60	.13		(.01)	.12	.13	—	.13	2.59	4.84		5,001		1.99		1.99		4.42		2.01		4.40		60
2014	2.59	.10	⌘	.02	.12	.12	—	.12	2.59	4.67		4,690		2.02		2.02		3.86		2.04		3.84		47
Advisor Class
2013■	2.66	.06		(.05)	.01	.08	—	.08	2.59	.23†		1		1.03	††	1.03	††	4.59	††	5.13	††	.49	††	60
2014	2.59	.12	⌘	.02	.14	.14	—	.14	2.59	5.42		31,132.91				.91		4.83		.93		4.81		47
Institutional Class
2013■	2.66	.03		(.01)	.02	.08	—	.08	2.60	.66	†	18,575.81			††	.81	††	4.93	††	.83	††	4.91	††	60
2014	2.60	.13	⌘	.02	.15	.15	—	.15	2.60	5.59		42,941.78				.78		5.07		.80		5.05		47

*	Calculated without sales charges.
**	Net of expenses waived or assumed (Note 3).
(a)	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
⌘	Based on average shares during the period.
■	For the period April 1, 2013 (commencement of operations) to September 30, 2013.
♓	For the period May 19, 2014 (commencement of operations) to September 30, 2014.
†	Not annualized
††	Annualized
♦	For the period April 3, 2013 (commencement of operations) to September 30, 2013.
◀	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
►	Does not include expenses of the investment companies in which the Fund invests.
▲	For the period August 20, 2012 (commencement of operations) to September 30, 2012.
❖	For the period October 21, 2013 (commencement of operations) to September 30, 2014.
‡	Due to rounding, amount is less than .005 per share.

256	See notes to financial statements	257

Financial Highlights
FIRST INVESTORS EQUITY FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
September 30, except as otherwise indicated.

				P E R S H A R E D A T A										R A T I O S / S U P P L E M E N T A L D A T A
																				Ratio to Average Net
						Less Distributions								Ratio to Average						Assets Before Expenses
		Investment Operations				from								Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset													Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Net				Investment		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year		After Fee		Before Fee		Investment				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Year	Return	*	(in thousands	)	Credits		Credits	(a)	Income		Expenses	(a)	(Loss	)	Rate
TOTAL RETURN FUND
Class A
2010	$13.25	$.28		$ .95	$1.23	$.29	$ —	$.29	$14.19	9.38%		$360,843		1.37%		1.37%		2.02%		N/A		N/A		40%
2011	14.19	.31		(.06)	.25	.34	—	.34	14.10	1.65		384,720		1.33		1.33		1.97		N/A		N/A		36
2012	14.10	.30		2.71	3.01	.30	—	.30	16.81	21.46		532,551		1.32		1.32		1.79		N/A		N/A		32
2013	16.81	.27		1.99	2.26	.34	.24	.58	18.49	13.77		664,054		1.26		1.26		1.45		N/A		N/A		32
2014	18.49	.22	⌘	1.65	1.87	.31	.42	.73	19.63	10.18		767,354		1.19		1.19		1.14		N/A		N/A		44
Class B
2010	13.04	.18		.94	1.12	.20	—	.20	13.96	8.62		16,982		2.07		2.07		1.32		N/A		N/A		40
2011	13.96	.19		(.04)	.15	.23	—	.23	13.88	1.01		12,961		2.03		2.03		1.30		N/A		N/A		36
2012	13.88	.18		2.65	2.83	.18	—	.18	16.53	20.49		10,872		2.02		2.02		1.09		N/A		N/A		32
2013	16.53	.15		1.95	2.10	.22	.24	.46	18.17	12.98		10,207		2.01		2.01		.71		N/A		N/A		32
2014	18.17	.07	⌘	1.61	1.68	.16	.42	.58	19.27	9.29		10,016		1.97		1.97		.36		N/A		N/A		44
Advisor Class
2013■	17.62	.09		.95	1.04	.17	—	.17	18.49	5.89†		1		1.01	††	1.01	††	1.40	††	4.76	%††	(2.35	)%††	32
2014	18.49	.29	⌘	1.60	1.89	.32	.42	.74	19.64	10.34		2,106.78				.78		1.46		N/A		N/A		44
Institutional Class
2013■	17.62	.10		.95	1.05	.17	—	.17	18.50	5.98	†	1.82			††	.82	††	1.48	††	4.35	††	(2.05	)††	32
2014	18.50	.30	⌘	1.63	1.93	.36	.42	.78	19.65	10.55		2,885.78				.78		1.55		N/A		N/A		44
EQUITY INCOME FUND(b)
Class A
2010	$ 6.01	$.09		$ .49	$ .58	$.09	$ —	$.09	$ 6.50	9.76%		$335,725		1.38%		1.38%		1.45%		N/A		N/A		21%
2011	6.50	.11		(.30)	(.19)	.11	—	.11	6.20	(3.12)		317,550		1.35		1.35		1.60		N/A		N/A		29
2012	6.20	.13		1.44	1.57	.10	—	.10	7.67	25.36		392,001		1.33		1.33		1.75		N/A		N/A		38
2013	7.67	.14		1.32	1.46	.14	—	.14	8.99	19.14		475,422		1.28		1.28		1.66		N/A		N/A		32
2014	8.99	.13	⌘	1.16	1.29	.14	.15	.29	9.99	14.48		510,981		1.21		1.22		1.33		N/A		N/A		27
Class B
2010	5.92	.05		.48	.53	.05	—	.05	6.40	8.97		11,133		2.08		2.08		.75		N/A		N/A		21
2011	6.40	.06		(.30)	(.24)	.06	—	.06	6.10	(3.87)		7,947		2.05		2.05		.90		N/A		N/A		29
2012	6.10	.08		1.42	1.50	.05	—	.05	7.55	24.56		6,939		2.03		2.03		1.02		N/A		N/A		38
2013	7.55	.09		1.28	1.37	.08	—	.08	8.84	18.21		6,337		2.05		2.05		.90		N/A		N/A		32
2014	8.84	.05	⌘	1.13	1.18	.05	.15	.20	9.82	13.49		5,721		2.06		2.06		.49		N/A		N/A		27
Advisor Class
2013■	8.40	.08		.58	.66	.07	—	.07	8.99	7.87	†	1		1.01	††	1.01	††	1.78	††	4.68	%††	(1.89	)%††	32
2014	8.99	.17	⌘	1.13	1.30	.15	.15	.30	9.99	14.57		32,160.81				.81		1.71		N/A		N/A		27
Institutional Class
2013■	8.40	.04		.63	.67	.05	—	.05	9.02	7.95	†	4,717.86			††	.86	††	1.74	††	.86	††	1.74	††	32
2014	9.02	.17	⌘	1.16	1.33	.17	.15	.32	10.03	14.88		7,399.80				.80		1.76		N/A		N/A		27

258	259

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

				P E R S H A R E D A T A										R A T I O S / S U P P L E M E N T A L D A T A
																			Ratio to Average Net
						Less Distributions								Ratio to Average					Assets Before Expenses
		Investment Operations				from								Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset									Net			Net
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Investment			Investment		Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year		After Fee		Before Fee		Income			Income		Turnover
	of Period	(Loss	)	Investments	Operations	Income	Gain	Distributions	Year	Return	*	(in thousands	)	Credits		Credits	(a)	(Loss )	Expenses	(a)	(Loss	)	Rate
GROWTH & INCOME FUND
Class A
2010	$11.91	$ .09		$ .98	$1.07	$.07	$ —	$.07	$12.91	9.01%		$ 626,370		1.39%		1.39%		.68%	N/A		N/A		25%
2011	12.91	.19		(.14)	.05	.18	—	.18	12.78	.25		625,562		1.34		1.34		1.33	N/A		N/A		24
2012	12.78	.21		3.81	4.02	.14	—	.14	16.66	31.60		1,225,684		1.29		1.29		1.35	N/A		N/A		22
2013	16.66	.20		3.90	4.10	.22	—	.22	20.54	24.86		1,538,582		1.22		1.22		1.11	N/A		N/A		20
2014	20.54	.18	⌘	2.92	3.10	.20	.68	.88	22.76	15.26		1,632,920		1.15		1.15		.80	N/A		N/A		22
Class B
2010	11.22	(.03)		.95	.92	—	—	—	12.14	8.23		26,160		2.09		2.09		(.02)	N/A		N/A		25
2011	12.14	.08		(.12)	(.04)	.09	—	.09	12.01	(.44)		19,635		2.04		2.04		.66	N/A		N/A		24
2012	12.01	.10		3.58	3.68	.05	—	.05	15.64	30.71		27,306		1.99		1.99		.63	N/A		N/A		22
2013	15.64	.06		3.67	3.73	.11	—	.11	19.26	24.02		27,762		1.96		1.96		.37	N/A		N/A		20
2014	19.26	—	⌘	2.73	2.73	—	.68	.68	21.31	14.32		25,497		1.93		1.93		.02	N/A		N/A		22
Advisor Class
2013■	18.49	.13		2.00	2.13	.08	—	.08	20.54	11.53	†	1.97			††	.97	††	1.31 ††	4.60	%††	(2.32	)%††	20
2014	20.54	.27	⌘	2.91	3.18	.20	.68	.88	22.84	15.67		123,039.74				.74		1.17	N/A		N/A		22
Institutional Class
2013■	18.49	.15		2.00	2.15	.09	—	.09	20.55	11.64	†	1.78			††	.78	††	1.50 ††	4.19	††	(1.91	)††	20
2014	20.55	.27	⌘	2.92	3.19	.28	.68	.96	22.78	15.75		9,746.74				.74		1.21	N/A		N/A		22
GLOBAL FUND
Class A
2010	$ 5.73	$ —		$ .42	$ .42	$.01	$ —	$.01	$ 6.14	7.33%		$ 269,075		1.72%		1.72		.04%	1.75%		.01%		92%
2011	6.14	.01		(.61)	(.60)	—	—	—	5.54	(9.77)		241,494		1.67		1.67		.18	1.70		.15		103
2012	5.54	.03		1.24	1.27	.02	—	.02	6.79	22.88		283,328		1.68		1.69		.44	1.70		.42		94
2013	6.79	.05		1.20	1.25	.03	—	.03	8.01	18.56		317,329		1.60		1.61		.66	1.62		.65		92
2014	8.01	—	⌘	.80	.80	.04	.11	.15	8.66	10.00		332,416		1.49		1.49		.03	1.54		(.02)		154
Class B
2010	5.03	(.06)		.39	.33	—	—	—	5.36	6.56		6,551		2.42		2.42		(.66)	2.45		(.69)		92
2011	5.36	(.09)		(.46)	(.55)	—	—	—	4.81	(10.26)		4,515		2.37		2.37		(.55)	2.40		(.58)		103
2012	4.81	(.09)		1.15	1.06	.01	—	.01	5.86	21.99		4,388		2.38		2.39		(.27)	2.40		(.29)		94
2013	5.86	(.07)		1.09	1.02	.02	—	.02	6.86	17.55		4,419		2.36		2.36		(.10)	2.38		(.12)		92
2014	6.86	(.06	)⌘	.69	.63	—	.11	.11	7.38	9.18		4,023		2.31		2.31		(.79)	2.36		(.84)		154
Advisor Class
2013■	7.28	.06		.67	.73	—	—	—	8.01	10.03	†	1		1.27	††	1.27	††	1.46 ††	4.88	††	(2.15	)††	92
2014	8.01	—	⌘	.82	.82	—	.11	.11	8.72	10.24		66,590		1.06		1.06		.53	1.11		.48		154
Institutional Class
2013■	7.28	.06		.68	.74	—	—	—	8.02	10.17	†	1		1.14	††	1.14	††	1.55 ††	4.59	††	(1.90	)††	92
2014	8.02	—	⌘	.84	.84	—	.11	.11	8.75	10.48		3,001		1.03		1.03		.48	1.08		.43		154

260	261

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A												R A T I O S / S U P P L E M E N T A L D A T A
																				Ratio to Average Net
					Less Distributions										Ratio to Average					Assets Before Expenses
		Investment Operations			from										Net Assets**					Waived or Assumed
	Net Asset	Net	Net Realized							Net Asset									Net
	Value,	Investment	and Unrealized	Total from	Net		Net			Value,			Net Assets		Net Expenses		Net Expenses		Investment			Net		Portfolio
	Beginning	Income	Gain on	Investment	Investment		Realized	Total		End of	Total		End of Year		After Fee		Before Fee		Income			Investment		Turnover
	of Period	(Loss )	Investments	Operations	Income		Gain	Distributions		Year	Return	*	(in thousands	)	Credits		Credits	(a)	(Loss )	Expenses	(a)	Loss		Rate
SELECT GROWTH FUND
Class A
2010	$ 5.33	$(.03)	$ .49	$ .46	$ —		—	$—		$ 5.79	8.63%		$183,556		1.56%		1.56%		(.48)%	N/A		N/A		98%
2011	5.79	(.02)	.54	.52	—		—	—		6.31	8.98		203,243		1.45		1.45		(.28)	N/A		N/A		62
2012	6.31	(.03)	1.70	1.67	—		—	—		7.98	26.47		271,019		1.42		1.42		(.35)	N/A		N/A		53
2013	7.98	.02	1.24	1.26	—		—	—		9.24	15.79		315,833		1.35		1.35		.25	N/A		N/A		71
2014	9.24	— ⌘	1.73	1.73	.00	‡	—	.00	‡	10.97	18.77		330,595		1.27		1.27		.03	N/A		N/A		33
Class B
2010	4.94	(.07)	.46	.39	—		—	—		5.33	7.90		8,423		2.26		2.26		(1.18)	N/A		N/A		98
2011	5.33	(.07)	.51	.44	—		—	—		5.77	8.26		6,692		2.15		2.15		(.98)	N/A		N/A		62
2012	5.77	(.09)	1.57	1.48	—		—	—		7.25	25.65		5,853		2.12		2.12		(1.07)	N/A		N/A		53
2013	7.25	(.06)	1.15	1.09	—		—	—		8.34	15.03		5,308		2.10		2.10		(.48)	N/A		N/A		71
2014	8.34	(.07 )⌘	1.55	1.48	—		—	—		9.82	17.75		4,868		2.06		2.06		(.76)	N/A		N/A		33
Advisor Class
2013■	8.46	.01	.79	.80	—		—	—		9.26	9.46	†	1		1.02	††	1.02	††	.25 ††	4.63	%††	(3.36	)%††	71
2014	9.26	.06 ⌘	1.69	1.75	—		—	—		11.01	18.90		31,902.83				.83		.51	N/A		N/A		33
Institutional Class
2013■	8.46	.02	.79	.81	—		—	—		9.27	9.57	†	1.89			††	.89††		.39 ††	4.32	††	(3.04	)††	71
2014	9.27	.05 ⌘	1.74	1.79	—		—	—		11.06	19.31		3,057.83				.83		.48	N/A		N/A		33
OPPORTUNITY FUND
Class A
2010	$20.76	$ .05	$2.65	$2.70	$ —		$ —	$ —		$23.46	13.01%		$402,117		1.44%		1.44%		.24%	N/A		N/A		40%
2011	23.46	.17	.49	.66	.05		—	.05		24.07	2.77		415,392		1.36		1.36		.62	N/A		N/A		37
2012	24.07	.26	6.10	6.36	.17		.89	1.06		29.37	26.99		529,886		1.35		1.35		.94	N/A		N/A		36
2013	29.37	.18	9.64	9.82	.26		.80	1.06		38.13	34.47		726,942		1.28		1.28		.56	N/A		N/A		40
2014	38.13	.07 ⌘	5.29	5.36	.16		2.43	2.59		40.90	14.20		805,113		1.20		1.20		.16	N/A		N/A		34
Class B
2010	18.21	(.14)	2.37	2.23	—		—	—		20.44	12.25		20,130		2.14		2.14		(.52)	N/A		N/A		40
2011	20.44	(.10)	.52	.42	.01		—	.01		20.85	2.04		15,025		2.06		2.06		(.04)	N/A		N/A		37
2012	20.85	.01	5.31	5.32	.13		.89	1.02		25.15	26.12		13,129		2.05		2.05		.15	N/A		N/A		36
2013	25.15	(.12)	8.26	8.14	.22		.80	1.02		32.27	33.49		13,677		2.02		2.02		(.18)	N/A		N/A		40
2014	32.27	(.21 )⌘	4.47	4.26	—		2.43	2.43		34.10	13.32		12,145		1.99		1.99		(.63)	N/A		N/A		34
Advisor Class
2013■	33.13	.16	4.89	5.05	—		—	—		38.18	15.24	†	1.98			††	.98††		.91 ††	4.48	%††	(2.59	)%††	40
2014	38.18	.23 ⌘	5.22	5.45	—		2.43	2.43		41.20	14.43		35,733.90				.90		.51	N/A		N/A		34
Institutional Class
2013■	33.13	.19	4.89	5.08	—		—	—		38.21	15.33	†	1.85			††	.85††		1.06 ††	4.17	††	(2.26	)††	40
2014	38.21	.24 ⌘	5.30	5.54	.17		2.43	2.60		41.15	14.66		3,838.79				.79		.58	N/A		N/A		34

262	263

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

				P E R S H A R E D A T A										R A T I O S / S U P P L E M E N T A L D A T A
																			Ratio to Average Net
						Less Distributions								Ratio to Average					Assets Before Expenses
		Investment Operations				from								Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset									Net			Net
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Investment			Investment		Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year		After Fee		Before Fee		Income			Income		Turnover
	of Period	(Loss	)	Investments	Operations	Income	Gain	Distributions	Period	Return	*	(in thousands	)	Credits		Credits	(a)	(Loss )	Expenses	(a)	(Loss	)	Rate
SPECIAL SITUATIONS FUND
Class A
2010	$18.40	$(.05)		$2.31	$2.26	$ —	$ —	$ —	$20.66	12.28%		$274,074		1.52%		1.52%		(.28)%	1.65%		(.41)%		64%
2011	20.66	.03		1.03	1.06	—	—	—	21.72	5.13		285,220		1.44		1.44		.13	1.54		.03		73
2012	21.72	.01		4.46	4.47	.03	1.76	1.79	24.40	21.19		342,939		1.43		1.43		.03	1.53		(.07)		41
2013	24.40	.11		4.68	4.79	.12	1.00	1.12	28.07	20.47		412,102		1.39		1.39		.42	1.47		.34		110
2014	28.07	.02	⌘	3.16	3.18	—	4.60	4.60	26.65	11.65		425,957		1.33		1.33		.06	1.38		.01		55
Class B
2010	16.09	(.25)		2.11	1.86	—	—	—	17.95	11.56		7,577		2.22		2.22		(.94)	2.35		(1.07)		64
2011	17.95	(.13)		.92	.79	—	—	—	18.74	4.40		5,884		2.14		2.14		(.55)	2.24		(.65)		73
2012	18.74	(.15)		3.84	3.69	—	1.76	1.76	20.67	20.33		5,085		2.13		2.13		(.67)	2.23		(.77)		41
2013	20.67	(.10)		3.96	3.86	.08	1.00	1.08	23.45	19.62		4,932		2.13		2.13		(.29)	2.21		(.37)		110
2014	23.45	(.17	)⌘	2.62	2.45	—	4.60	4.60	21.30	10.71		4,441		2.16		2.16		(.77)	2.21		(.82)		55
Advisor Class
2013■	25.71	.01		2.37	2.38	—	—	—	28.09	9.26	†	1		1.16	††	1.16	††	.08 ††	4.82	††	(3.58	)††	110
2014	28.09	.12	⌘	3.10	3.22	—	4.60	4.60	26.71	11.82		26,458		1.01		1.01		.39	1.06		.34		55
Institutional Class
2013■	25.71	.06		2.37	2.43	—	—	—	28.14	9.45	†	1.84			††	.84	††	.42 ††	4.43	††	(3.17	)††	110
2014	28.14	.14	⌘	3.16	3.30	—	4.60	4.60	26.84	12.10		5,750.89				.89		.51	.94		.46		55
INTERNATIONAL FUND
Class A
2010	$ 8.90	$ .15		$1.15	$1.30	$.02	—	$ .02	$10.18	14.63%		$129,570		1.97%		1.97%		1.33%	N/A		N/A		32%
2011	10.18	.12		(.59)	(.47)	.17	—	.17	9.54	(4.70)		128,479		1.88		1.88		1.20	N/A		N/A		30
2012	9.54	.10		2.20	2.30	.16	—	.16	11.68	24.34		165,797		1.82		1.82		.86	N/A		N/A		41
2013	11.68	.04		.81	.85	—	—	—	12.53	7.28		215,873		1.71		1.71		.34	N/A		N/A		31
2014	12.53	.05	⌘	.50	.55	.02	—	.02	13.06	4.43		193,174		1.66		1.66		.39	N/A		N/A		34
Class B
2010	8.71	.08		1.12	1.20	—	—	—	9.91	13.78		3,569		2.67		2.67		.59	N/A		N/A		32
2011	9.91	.01		(.52)	(.51)	.16	—	.16	9.24	(5.30)		2,983		2.58		2.58		.30	N/A		N/A		30
2012	9.24	(.04)		2.19	2.15	.14	—	.14	11.25	23.50		3,328		2.52		2.52		(.02)	N/A		N/A		41
2013	11.25	(.11)		.84	.73	—	—	—	11.98	6.49		3,200		2.46		2.46		(.45)	N/A		N/A		31
2014	11.98	(.05	)⌘	.47	.42	—	—	—	12.40	3.51		2,893		2.49		2.49		(.42)	N/A		N/A		34
Advisor Class
2013■	12.79	.06		(.30)	(.24)	—	—	—	12.55	(1.88	)†	1		1.45	††	1.45	††	.97 ††	5.30	%††	(2.88	)%††	31
2014	12.55	.14	⌘	.44	.58	—	—	—	13.13	4.62		35,249		1.27		1.27		.98	N/A		N/A		34
Institutional Class
2013■	12.79	.08		(.31)	(.23)	—	—	—	12.56	(1.80	)†	1		1.19	††	1.19	††	1.23 ††	4.84	††	(2.42	)††	31
2014	12.56	.12	⌘	.51	.63	—	—	—	13.19	5.02		2,357		1.17		1.17		.93	N/A		N/A		34

264	See notes to financial statements	265

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

*	Calculated without sales charges.
**	Net of expenses waived or assumed (Note 3).
⌘	Based on average shares during the period.
††	Annualized
■	For the period April 1, 2013 (commencement of operations) to September 30, 2013.
(a)	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
(b)	Prior to September 4, 2012, known as Value Fund.
‡	Due to rounding, amount is less than .005 per share.

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266	267

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Income Funds and First Investors Equity Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Cash Management Fund, Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, Strategic Income Fund, International Opportunities Bond Fund, Floating Rate Fund and Fund For Income (each a series of First Investors Income Funds), and the Total Return Fund, Equity Income Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund (each a series of First Investors Equity Funds), as of September 30, 2014, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

268

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Management Fund, Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, Strategic Income Fund, International Opportunities Bond Fund, Floating Rate Fund, Fund For Income, Total Return Fund, Equity Income Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund, as of September 30, 2014, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
November 26, 2014

269

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS INCOME FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Muzinich & Co., Inc. and Brandywine Global Investment Management, LLC

The First Investors Income Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (or sub-advisory agreement, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has four regularly scheduled and two informal meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (or sub-advisory agreements, as applicable). The Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each fund’s advisory agreement (or sub-advisory agreements, as applicable), including the services and support provided to each fund and its shareholders.

On April 17, 2014 (the “April Meeting”), the Independent Trustees met in person with First Investors Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (or sub-advisory agreements, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held on May 15, 2014 (the “May Meeting”).

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and

270

collectively the “Funds”): Fund For Income, Investment Grade Fund, Government Fund, International Opportunities Bond Fund, Strategic Income Fund and Cash Management Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with: (1) Muzinich & Co., Inc. (“Muzinich”) with respect to the Fund For Income; and (2) Brandywine Global Investment Management, LLC (“Brandywine”) with respect to the International Opportunities Bond Fund. The Fund For Income and International Opportunities Bond Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance and the performance of the sub-advisers to the respective Sub-Advised Funds, presentations given by representatives of FIMCO, Muzinich and Brandywine and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/ or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds including, as applicable, services in connection with selecting, overseeing and evaluating the sub-advisers; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors

271

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. The Board also considered FIMCO’s and each sub-adviser’s personnel and methods, including the education, experience of key personnel, and the number of their advisory and analytical personnel; general information about the compensation of FIMCO’s and each sub-adviser’s advisory personnel; FIMCO’s and each sub-adviser’s investment management process; FIMCO’s and each sub-adviser’s compliance program; the time and attention of FIMCO’s and each sub-adviser’s personnel devoted to the management of the Funds; and litigation pending, threatened or settled involving FIMCO and each sub-adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission. The Board also considered information provided by FIMCO on management’s initiatives for increasing Fund assets and new product development, enhanced sales and marketing efforts and continuing efforts wherever possible to reduce expenses and improve performance of the Funds. In addition to evaluating, among other things, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, Muzinich and Brandywine furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by Muzinich and Brandywine to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by Muzinich and Brandywine and a comparison of those fee rates to the fee rates of Muzinich and Brandywine for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability and/or financial information provided by Muzinich and Brandywine; and (4) any “fall out” or ancillary benefits accruing to Muzinich and Brandywine as a result of the relationship with each applicable Sub-Advised Fund.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds

272

were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and the Sub-Advisory Agreements with Muzinich and Brandywine.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. In this connection, the Board was advised that certain key FIMCO personnel provide separately managed account services to a FIMCO-affiliated investment adviser, but that these personnel spend most of their time serving their FIMCO clients. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders, which are primarily shareholders in the broad middle market.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis, including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s compliance program on an annual basis and monitoring investments for compliance purposes, including monitoring each sub-adviser’s soft dollar practices, portfolio

273

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

allocation and best execution. The Board noted that FIMCO provides not only advisory services, but historically also has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by Muzinich and Brandywine to the applicable Sub-Advised Funds. The Board considered Muzinich’s and Brandywine’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of its personnel responsible for the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser. Additionally, with respect to the Sub-Advised Funds, the Board considered the differences in fees paid by each applicable Fund to FIMCO and the fees paid by FIMCO to each sub-advisor, as well as representations by FIMCO that these fee differentials are warranted by its ongoing services and assumption of risks.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by Muzinich and Brandywine were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to

274

the performance information compiled by Lipper. In particular, the Board reviewed the total return of each Fund over the most recent calendar year (“1-year period”) and the annualized total return over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the total return information provided by FIMCO for each Fund through April 30, 2014. The Board also reviewed the annual yield of each Fund for each of the past five calendar years. With regard to the total return and yield information, the Board considered the total return and yield of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance or yield.

On a Fund-by-Fund basis, the total return performance reports indicated, and the Board noted, that each Fund except the Strategic Income Fund, which had not yet completed a full year of operating history, fell within one of the top three quintiles for at least one of the total return performance periods provided by Lipper. In particular, with regard to the Fund For Income, the Board noted that the Fund fell within the third quintile for the 1-year period and 3-year period, although the longer term total return was outside of the top three quintiles. With regard to the Investment Grade Fund, the Board noted that the Fund fell within the third quintile for the 3-year period and 5-year period although shorter term total return was outside of the top three quintiles. With regard to the Government Fund, the Board noted that the Fund fell within the first quintile for the 1-year period and second quintile for the 5-year period although total return for the 3-year period was outside of the top three quintiles. With regard to the International Opportunities Bond Fund, the Board noted that the Fund fell within the third quintile for the 1-year period, which was the only total return information available from Lipper due to the short operating history of the Fund. With regard to the Cash Management Fund, the Board noted that the Fund fell within the third quintile for the 5-year period although total return for the other periods was outside of the top three quintiles. The Trustees also considered that, in the current market and interest-rate environment, comparative information regarding performance and fees of money market funds such as the Cash Management Fund is of relatively limited utility. Finally, with regard to the Strategic Income Fund, the Board noted that the Fund had not yet completed a full year of operations for purposes of the Lipper reports.

The Board also reviewed the yields of the Funds and noted that the yield for: (i) the Fund For Income fell within one of the top three quintiles for two of the past five calendar years; (ii) the Investment Grade Fund and Government Fund fell within one

275

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

of the top three quintiles for each of the past five calendar years; (iii) the International Opportunities Bond Fund fell within the top quintile for the past calendar year, which was the only information available due to its short operating history; and (iv) the Cash Management Fund fell within one of the top three quintiles for one of the past five calendar years. There was no yield information available for the Strategic Income Fund due to its short operating history. Moreover, the Board considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board considered that FIMCO informed the Board that it intends to: (i) extend, on a voluntary basis, the existing total expense cap limitation for the Cash Management Fund until May 31, 2015; and (ii) extend, on a voluntary basis, the existing management fee caps for the Fund For Income, Government Fund and Investment Grade Fund until May 31, 2015. The Board also noted that it had previously approved the continuation of the total expense caps on the International Opportunities Bond Fund and Strategic Income Fund until January 31, 2015. The Board also considered that, with respect to the Cash Management Fund, FIMCO was waiving 100% of its management fees and reimbursing a portion of other expenses to avoid a negative return for shareholders due to the extraordinarily low interest rate environment. In particular, the Board noted that: (i) the contractual and

276

actual management fees for the Fund For Income, Investment Grade Fund, Government Fund and International Opportunities Bond Fund were outside of the top three quintiles of their respective Peer Groups; (ii) the Strategic Income Fund’s contractual and actual management fees were in the first quintile of its Peer Group; and (iii) the Cash Management Fund’s contractual management fee was in the fourth quintile and actual management fee was in the first quintile of its Peer Group.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In particular, the Board noted that (i) the total expense ratio for each Fund except the Cash Management Fund was not in the top three quintiles of their respective Peer Groups; and (ii) the ratio of the sum of actual management and other non-management fees was in the top three quintiles for all of the Funds except the Fund For Income, Investment Grade Fund and Government Fund.

In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the average account size of many of the First Investors funds is small by comparison to the industry average account size and that funds with small average account sizes generally have higher expenses ratios than funds with larger average account sizes; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; (iii) overall Fund expenses cover certain check-writing and wiring privileges for Cash Management Fund shareholders at no additional cost; and (iv) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in most cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Lipper’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

In considering the sub-advisory fee rates charged by and costs and profitability of Muzinich and Brandywine with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays Muzinich or Brandywine, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying Muzinich or Brandywine a fee directly. Muzinich and Brandywine provided, and the Board

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Board Considerations of Advisory Contracts and Fees (continued)
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FIRST INVESTORS INCOME FUNDS

reviewed, information comparing the fees charged by Muzinich and Brandywine for services to the respective Sub-Advised Funds versus the fee rates of Muzinich and Brandywine for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by Muzinich and Brandywine, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees Muzinich and Brandywine charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis and the Board concluded that each Fund’s management fees appeared reasonable in relation to the services and benefits provided to each Fund.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2013, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements and noted FIMCO’s analysis that its profit margin is significantly lower than such publicly-traded managers. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. Based on the information provided, the Board also noted that FIMCO operates the Cash Management Fund at a loss. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds and concluded that the level of profitability to FIMCO of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to FIMCO by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreement for any of the Funds. The Board also considered the profitability and/or financial information provided by Muzinich and Brandywine.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund, except the Strategic Income Fund and Cash Management Fund, includes breakpoints to account for management economies of scale as each

278

Fund’s assets increase. With respect to the Strategic Income Fund and Cash Management Fund, the Board concluded that the fee structure is appropriate at current asset levels.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, Muzinich and Brandywine as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO and Brandywine may receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and Brandywine must select brokers based on each Fund’s requirements for seeking best execution. The Board considered the fact that Muzinich does not engage in any soft dollar arrangements. The Board also considered the profits earned or losses incurred by ADM and the income received by FIC as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

279

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS EQUITY FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Wellington Management Company, LLP, Smith Group Asset Management, LP and Vontobel Asset Management, Inc.

The First Investors Equity Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (or sub-advisory agreements, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has four regularly scheduled and two informal meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (or sub-advisory agreements, as applicable). The Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each fund’s advisory agreement (or sub-advisory agreements, as applicable), including the services and support provided to each fund and its shareholders.

On April 17, 2014 (the “April Meeting”), the Independent Trustees met in person with First Investors Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (or sub-advisory agreements, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held on May 15, 2014 (the “May Meeting”).

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory

280

Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the “Funds”): Growth & Income Fund, Opportunity Fund, Total Return Fund, Equity Income Fund, Special Situations Fund, Select Growth Fund, Global Fund and International Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with: (1) Wellington Management Company, LLP (“WMC”) with respect to the Global Fund; (2) Smith Group Asset Management, LP (“Smith Group”) with respect to the Select Growth Fund; and (3) Vontobel Asset Management, Inc. (“Vontobel”) with respect to the International Fund. The Global Fund, Select Growth Fund and International Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance and the performance of the sub-advisers to the respective Sub-Advised Funds, presentations given by representatives of FIMCO, WMC, Smith Group and Vontobel and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds including, as applicable, services in connection with selecting, overseeing and evaluating the sub-advisers; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided,

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. The Board also considered FIMCO’s and each sub-adviser’s personnel and methods, including the education, experience of key personnel, and the number of their advisory and analytical personnel; general information about the compensation of FIMCO’s and each sub-adviser’s advisory personnel; FIMCO’s and each sub-adviser’s investment management process; FIMCO’s and each sub-adviser’s compliance program; the time and attention of FIMCO’s and each sub-adviser’s personnel devoted to the management of the Funds; and litigation pending, threatened or settled involving FIMCO and each sub-adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission. The Board also considered information provided by FIMCO on management’s initiatives for increasing Fund assets and new product development, enhanced sales and marketing efforts and continuing efforts wherever possible to reduce expenses and improve performance of the Funds. In addition to evaluating, among other things, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, WMC, Smith Group and Vontobel furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by WMC, Smith Group and Vontobel to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by WMC, Smith Group and Vontobel and a comparison of those fee rates to the fee rates of WMC, Smith Group and Vontobel for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability and/or financial information provided by WMC, Smith Group and Vontobel; and (4) any “fall out” or ancillary benefits accruing to WMC, Smith Group and Vontobel as a result of the relationship with each applicable Sub-Advised Fund.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements

282

(and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements with WMC, Smith Group and Vontobel.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. In this connection, the Board was advised that certain key FIMCO personnel provide separately managed account services to a FIMCO-affiliated investment adviser, but that these personnel spend most of their time serving their FIMCO clients. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders, which are primarily shareholders in the broad middle market.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis, including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

compliance program on an annual basis and monitoring investments for compliance purposes, including monitoring each sub-adviser’s soft dollar practices, portfolio allocation and best execution. The Board noted that FIMCO provides not only advisory services, but historically also has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by WMC, Smith Group and Vontobel to the applicable Sub-Advised Funds. The Board considered WMC’s, Smith Group’s and Vontobel’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of their respective personnel responsible for the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser. Additionally, with respect to the Sub-Advised Funds, the Board considered the differences in fees paid by each applicable Fund to FIMCO and the fees paid by FIMCO to each sub-advisor, as well as representations by FIMCO that these fee differentials are warranted by its ongoing services and assumption of risks.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by WMC, Smith Group and Vontobel were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

284

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Board reviewed the performance of each Fund over the most recent calendar year (“1-year period”) and the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2014. With regard to the performance information, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund except the Special Situations Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. In particular, with regard to the Growth & Income Fund, Opportunity Fund and Total Return Fund, the Board noted that each Fund fell within the top two quintiles for each of the 1-year period, 3-year period and 5-year period. With regard to the Equity Income Fund, the Board noted that FIMCO changed the portfolio manager for the Fund in November 2011 and that the changes implemented by the new portfolio manager have led to performance in the second quintile for the 1-year period, although performance prior to the new portfolio manager taking over was outside of the top three quintiles. The Board also noted that although the Select Growth Fund’s and International Fund’s performance over the 3-year period was in the second quintile, shorter term and longer term performance was not in the top three quintiles. With regard to the Global Fund, the Board noted that both the 1-year period and 5-year period performance fell within the third quintile. With respect to the Special Situations Fund, the Board noted that the Fund’s performance was not in the top three quintiles for any of the periods provided by Lipper. However, the Board considered that FIMCO had recommended, and the Board had approved, the termination of the Special Situations Fund’s sub-adviser in September 2013 and that the Fund’s performance had appeared to improve since FIMCO began managing the Fund internally rather than using a sub-adviser. The Board also considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board also considered that FIMCO informed the Board that it intends to extend, on a voluntary basis, the existing management fee cap for the Special Situations Fund and Global Fund until May 31, 2015. The Board also noted that in response to its request, FIMCO agreed to lower the contractual management fees for the Special Situations Fund at its first breakpoint by 10 basis points. In particular, the Board noted that: (i) the contractual and actual management fees for all of the Funds except the Total Return Fund, Equity Income Fund and Global Fund were in the top three quintiles of their respective Peer Groups; (ii) the Total Return Fund’s and Global Fund’s contractual and actual management fees were in the fourth quintile of their respective Peer Groups; and (iii) the Equity Income Fund’s contractual management fee was in the third quintile and actual management fee was in the fourth quintile of its Peer Group.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/ non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In particular, the Board noted that: (i) the total expense ratio for each Fund except the Special Situations Fund was not in the top three quintiles of their respective Peer Groups; and (ii) the ratio of the sum of actual management and other non-management fees

286

was in the top three quintiles for all of the Funds except the Total Return Fund, Equity Income Fund, Global Fund and International Fund. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the Funds have average account sizes that are relatively small compared with the industry average and that funds with small average account sizes generally have higher expense ratios than funds with larger average account sizes; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; and (iii) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in certain cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Lipper’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

In considering the sub-advisory fee rates charged by and costs and profitability of WMC, Smith Group and Vontobel with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays WMC, Smith Group or Vontobel, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying WMC, Smith Group or Vontobel a fee directly. WMC, Smith Group and Vontobel provided, and the Board reviewed, information comparing the fees charged by WMC, Smith Group and Vontobel for services to the respective Sub-Advised Funds versus the fee rates of WMC, Smith Group and Vontobel for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by WMC, Smith Group and Vontobel, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees WMC, Smith Group and Vontobel charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis and the Board concluded that each Fund’s management fees appeared reasonable in relation to the services and benefits provided to each Fund.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

profitability with respect to each Fund, calculated for the year ended December 31, 2013, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements and noted FIMCO’s analysis that its profit margin is significantly lower than such publicly-traded managers. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds and concluded that the level of profitability to FIMCO of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to FIMCO by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreement for any of the Funds. The Board also considered the profitability and/or financial information provided by WMC, Smith Group and Vontobel.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund includes breakpoints to account for management economies of scale as each Fund’s assets increase.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, WMC, Smith Group and Vontobel as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO, WMC, Smith Group and Vontobel may receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered the profits earned or losses incurred by ADM and the income received by FIC as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

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FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers*

		Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES

Susan E. Artmann (1954)	Trustee	Since 11/1/12	43	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America (since 2012);
Executive Vice President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer
Financial Services.

Mary J. Barneby (1952)	Trustee	Since 11/1/12	43	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, Girl Scouts of Connecticut (since October 2012); Executive Director of UBS Financial
Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	43	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-Officio) and Trustee (since 1994)
of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe
Pierson Corporation (land holding and management services provider) (since 2004).

290

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Arthur M. Scutro, Jr. (1941)	Trustee and	Trustee since	43	None
c/o First Investors	Chairman	1/1/06 and
Legal Department		Chairman
40 Wall Street		since 1/1/13
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

Mark R. Ward (1952)	Trustee	Since 1/1/10	43	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008)

*Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

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FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers* (continued)

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICER(S) WHO ARE NOT TRUSTEES

William Lipkus* (1964)	President	Since	N/A	None
c/o First Investors		June 27, 2014
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, President and Director (since 2012), Treasurer (1999-2013), Chief Financial Officer
(1997-2013) and Chief Administrative Officer (2012-2014) of First Investors Consolidated Corporation; Director
(since 2007), Chairman (since 2012), Chief Administrative Officer (2012-2014) and Chief Financial Officer
(1998-2013) of First Investors Management Company, Inc.; Director (since 2011), Chairman (since 2012), Chief
Financial Officer (1998-2013), Treasurer (1999-2013), and Chief Administrative Officer (2012-2014) of First
Investors Corporation; Chairman (since 2012), Director (since 2007), Chief Administrative Officer (2012-2014),
Treasurer and Chief Financial Officer (1998-2013) of Administrative Data Management Corp.; Director and
Chairman (since 2012), Vice President (1996-2014), Treasurer and Chief Financial Officer (1996-2013) and
Chief Administrative Officer (2012-2014) of First Investors Life Insurance Company; and Board of Managers and
Chairman (since 2012) and Chief Financial Officer (2012-2013) of First Investors Advisory Services, LLC.

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o First Investors Management
Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of First Investors Management Company, Inc.

Mary Carty (1950)	Secretary	Since 2010	N/A	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
General Counsel of First Investors Management Company, Inc. and various affiliated companies since December 2012;
Assistant Counsel of First Investors Management Company, Inc., (2010-2012). Special Counsel and Associate at
Willkie Farr & Gallagher LLP (1998-2009).

292

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICER(S) WHO ARE NOT TRUSTEES (continued)

Marc S. Milgram (1957)	Chief	Since 2010	N/A	None
c/o First Investors	Compliance
Legal Department	Officer
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Investment Compliance Manager of First Investors Management Company, Inc., (2009-2010); First Investors
Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011); First Investors
Corporation, Vice President (2008-2009); Administrative Data Management Corp., Vice President (2008-2009);
and First Investors Name Saver, Inc. f/k/a/ School Financial Management Services, Inc., Treasurer since 1992 and Director (1992-2007).

*Effective June 27, 2014, Mr. William Lipkus became President of the Funds. Mr. Derek Burke resigned as President effective June 27, 2014.

293

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

Shareholder Information

Investment Adviser	Underwriter
First Investors Management	First Investors Corporation
Company, Inc.	40 Wall Street
40 Wall Street	New York, NY 10005
New York, NY 10005
Custodian
Subadviser	(Income Funds except Strategic Income
(International Opportunities Bond Fund)	Fund and International Opportunities
Brandywine Global Investment	Bond Fund)
Management, LLC	The Bank of New York Mellon
2929 Arch Street	One Wall Street
Philadelphia, PA 19104	New York, NY 10286

Subadviser	Custodian
(Floating Rate Fund and Fund For Income)	(Strategic Income Fund, International
Muzinich & Co., Inc.	Opportunities Bond Fund and the
450 Park Avenue	Equity Funds)
New York, NY 10022	Brown Brothers Harriman & Co.
50 Post Office Square
Subadviser	Boston, MA 02110
(Global Fund)
Wellington Management Company, LLP	Transfer Agent
280 Congress Street	Administrative Data Management Corp.
Boston, MA 02210	Raritan Plaza I – 8th Floor
Edison, NJ 08837-3620
Subadviser
(Select Growth Fund)	Independent Registered Public
Smith Asset Management Group, L.P.	Accounting Firm
100 Crescent Court	Tait, Weller & Baker LLP
Dallas, TX 75201	1818 Market Street
Philadelphia, PA 19103
Subadviser
(International Fund)	Legal Counsel
Vontobel Asset Management, Inc.	K&L Gates LLP
1540 Broadway	1601 K Street, N.W.
New York, NY 10036	Washington, D.C. 20006

294

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

295

NOTES

296

First Investors
40 Wall Street
New York, NY 10005

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IEAR914

Item 2. Code of Ethics

As of September 30, 2014, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. On July 22, 2014 revisions were made to the code of ethics to reflect the appointment of a new President of the First Investors Funds.

For the year ended September 30, 2014, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

		Fiscal Year Ended
		September 30,
		-----------------
		2014	2013
		----	----
(a)	Audit Fees
	First Investors Income Funds	$196,450	$145,700

(b)	Audit-Related Fees
	First Investors Income Funds	$0	$0

(c)	Tax Fees
	First Investors Income Funds	$37,500	$26,000

	Nature of services: tax returns preparation and tax compliance

(d)	All Other Fees
	First Investors Income Funds	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended September 30, 2014 and 2013 were $170,500 and $121,200, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's President and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Income Funds

By	/S/ WILLIAM LIPKUS
William Lipkus
President and Principal Executive Officer

Date:	November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/ WILLIAM LIPKUS
William Lipkus
President and Principal Executive Officer

By	/S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	November 26, 2014